                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

                        CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811- 2594
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                              MFS SERIES TRUST IV
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               (Exact name of registrant as specified in charter)

                500 Boylston Street, Boston, Massachusetts 02116
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              (Address of principal executive offices) (Zip code)

                            James R. Bordewick, Jr.
                    Massachusetts Financial Services Company
                              500 Boylston Street
                          Boston, Massachusetts 02116
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                    (Name and address of agents for service)

       Registrant's telephone number, including area code: (617) 954-5000
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                       Date of fiscal year end: August 31
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                   Date of reporting period: August 31, 2004
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

ITEM 1. REPORTS TO STOCKHOLDERS.

MFS(R) Mutual Funds

ANNUAL REPORT 8/31/04

MFS(R) MONEY
MARKET FUND

MFS(R) GOVERNMENT
MONEY MARKET FUND


[graphic omitted]

A path for pursuing opportunity

                                                           [logo] M F S(R)
                                                           INVESTMENT MANAGEMENT

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MFS(R) PRIVACY POLICY: A COMMITMENT TO YOU
--------------------------------------------------------------------------------

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about every MFS investment product and service that we offer and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information; we maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

o data from investment applications and other forms

o share balances and transactional history with us, our affiliates, or others

o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may share information with companies or financial institutions that perform marketing services on our behalf or to other financial institutions with which we have joint marketing arrangements.

Access to your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards that comply with applicable federal regulations.

If you have any questions about MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

--------------------------------------------------------------------------------
NOT FDIC INSURED        MAY LOSE VALUE        NO BANK OR CREDIT UNION GUARANTEE
NOT A DEPOSIT       NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF
--------------------------------------------------------------------------------

MFS(R) MONEY MARKET FUND
MFS(R) GOVERNMENT MONEY MARKET FUND

Seeks as high a level of current income as is considered consistent with preservation of capital and liquidity.

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A PROSPECTUS FOR ANY MFS PRODUCT CAN BE OBTAINED FROM YOUR INVESTMENT
PROFESSIONAL. YOU SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING AS IT CONTAINS COMPLETE INFORMATION ON THE FUND'S INVESTMENT OBJECTIVE(s), THE RISKS ASSOCIATED WITH AN INVESTMENT IN THE FUND, AND THE FEES, CHARGES, AND EXPENSES INVOLVED. THESE ELEMENTS, AS WELL AS OTHER INFORMATION CONTAINED IN THE PROSPECTUS, SHOULD BE CONSIDERED CAREFULLY BEFORE INVESTING.

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TABLE OF CONTENTS
----------------------------------------------------

MFS PRIVACY POLICY
----------------------------------------------------
LETTER FROM THE CEO                                1
----------------------------------------------------
MFS ORIGINAL RESEARCH(R)                           5
----------------------------------------------------
MANAGEMENT REVIEW                                  6
----------------------------------------------------
PORTFOLIO COMPOSITION                              8
----------------------------------------------------
PERFORMANCE SUMMARY                                9
----------------------------------------------------
EXPENSE TABLES                                    10
----------------------------------------------------
PORTFOLIO OF INVESTMENTS                          12
----------------------------------------------------
FINANCIAL STATEMENTS                              15
----------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                     23
----------------------------------------------------
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM                            31
----------------------------------------------------
TRUSTEES AND OFFICERS                             32
----------------------------------------------------
MONEY MANAGEMENT FOR ALL TYPES OF INVESTORS       36
----------------------------------------------------
FEDERAL TAX INFORMATION                           37
----------------------------------------------------
ASSET ALLOCATION                                  38
----------------------------------------------------
CONTACT INFORMATION                       BACK COVER

--------------------------------------------------------------------------------
LETTER FROM THE CEO
--------------------------------------------------------------------------------

Dear Shareholders,

[Photo of Robert J. Manning]

Our firm was built on the strength of MFS Original Research(R), our in-depth analysis of every security we consider for our portfolios. We've been honing this process since 1932, when we created one of the mutual fund industry's first research departments. And we continue to fine-tune this process so that we can provide strong and consistent long-term investment performance to help you achieve your financial goals.

While we have achieved strong investment performance in many of our portfolios, our goal is to achieve the same strong results across all asset classes. To ensure that our portfolio teams are doing the best possible job for our firm's clients and shareholders, I am focusing the vast majority of my time on the three key elements that I believe truly differentiate MFS from its competitors: people, process, and culture.

PEOPLE

Our people have always been our most valuable resource. Our philosophy is to deliver consistent, repeatable investment results by hiring the most talented investors in our industry. We recruit from the nation's top business schools and hire experienced analysts, both domestically and around the globe.

Our analysts are the engine that powers our entire investment team because their recommendations have a direct impact on the investment performance of our portfolios. To demonstrate our ongoing commitment in this area, we increased the number of equity analysts at MFS from less than 40 at the end of 2000 to about 50 in June 2004. During that same period, we doubled the average investment experience of our domestic equity analysts, in part by recruiting more seasoned analysts to the firm. Moreover, our international network of investment personnel now spans key regions of the world with offices in London, Mexico City, Singapore, and Tokyo, as well as Boston.

One of the major advantages that MFS has over many of its competitors is that the position of research analyst is a long-term career for many members of our team, not simply a steppingstone toward becoming a portfolio manager. We have worked to elevate the stature of the analyst position to be on par with that of a portfolio manager. In fact, an exceptional research analyst has the opportunity to earn more at MFS than some portfolio managers.

At the same time, we look within the firm to promote talented analysts who choose a path toward becoming a portfolio manager. We rarely hire portfolio managers from our competitors because we believe the best investors are those steeped in the MFS process and culture. In the past few months, we have identified three senior research analysts who will assume roles on the management teams of several of our larger portfolios. MFS is fortunate to have a deep bench of talented investment personnel, and we welcome the opportunity to put their skills to work for our clients.

PROCESS

MFS was built on the strength of its bottom-up approach to researching securities. We have enhanced the mentoring process for our research analysts by calling on several of our most seasoned portfolio managers to supplement the work of Director of Global Equity Research David A. Antonelli. These portfolio managers are taking a special interest in developing the careers of our research analysts and strengthening our investment process. Kenneth J. Enright of our value equity group is working with a team of domestic analysts; David E. Sette-Ducati of our small- and mid-cap equity team is working with analysts concentrating on small- and mid-cap companies; and Barnaby Wiener of our international equity team in London heads the European equity research team.

We have combined the bottom-up approach of our research process with a top-down approach to risk controls on portfolio composition. We have a very strong quantitative team under the leadership of industry veteran Deborah H. Miller, who represents the equity management department on the Management Committee of the firm. Quantitative analysis helps us generate investment ideas and, more importantly, assess the appropriate level of risk for each portfolio. The risk assessment is designed to assure that each portfolio operates within its investment objectives.

Additionally, we have increased the peripheral vision of our investment personnel across asset classes through the collaboration of our Equity, Fixed Income, Quantitative Analysis, and Risk Management teams. We recently codified this key aspect of our culture by forming an Investment Management Committee, composed of key members of these teams. This committee will work to ensure that all teams are sharing information, actively debating investment ideas, and creating a unified investment team.

CULTURE

Teamwork is at the heart of our ability to deliver consistent and competitive investment performance over time. At MFS, each member of our team is involved in our success; we have no superstars. The collaborative nature of our process works to assure a consistent investment approach across all of our products and provides a high level of continuity in portfolio management because our investment performance never depends on the contributions of just a single individual. Our culture is based on an environment of teamwork that allows our investment personnel to be successful. In turn, we demand superior investment results from every member of our team.

We have created a meritocracy at our firm based on investment results. We hold all of our portfolio managers accountable for the performance of their portfolios and their contributions to the team. We also track the equity and fixed-income ratings of our analysts so we can evaluate them based on the performance of their recommendations. We align bonus compensation to investment performance by weighting rewards to those who have created the greatest long-term benefit for our shareholders and who contribute most successfully to the Original Research(SM) process.

The strength of our culture has resulted in a tremendous amount of stability. Although we have dismissed members of our team whose performance did not meet MFS' high standards, only one portfolio manager has voluntarily left the firm over the past six months, based on a decision to retire from the industry.

In short, we can help you achieve your financial goals by hiring talented people, following a disciplined process, and maintaining our firm's unique culture. The enhancements described in this letter reflect the collaborative spirit and the depth of resources in our investment teams.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Robert J. Manning

    Robert J. Manning
    Chief Executive Officer and Chief Investment Officer
    MFS Investment Management(R)

    September 20, 2004

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

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MFS ORIGINAL RESEARCH(R)
--------------------------------------------------------------------------------

THE MFS(R) DIFFERENCE

For 80 years MFS has been offering investors clear paths to pursuing specific investment objectives. Today, millions of individuals and thousands of institutions all over the world look to MFS to manage their assets with insight and care.

Our success, we believe, has to do with the fact that we see investors as people with plans, not just dollars to invest.

When you invest with MFS, you invest with a company dedicated to helping you realize your long-term financial goals.

INVESTORS CHOOSE MFS FOR OUR

o  global asset management expertise across all asset classes

o  time-tested money management process for pursuing consistent results

o  full spectrum of investment products backed by MFS Original Research(R)

o  resources and services that match real-life needs

TURNING INFORMATION INTO OPPORTUNITY

Sound investments begin with sound information. MFS has been doing its own research and analyzing findings in-house for decades. The process we use to uncover opportunity is called MFS Original Research(R).

MFS ORIGINAL RESEARCH INVOLVES

o meeting with the management of 3,000 companies each year to assess their business plans and the managers' ability to execute those plans

o making onsite visits to more than 2,000 companies annually to gain first-hand knowledge of their operations and products

o  analyzing financial statements and balance sheets

o  talking extensively with companies' customers and competitors

o  developing our own proprietary estimates of companies' earnings

--------------------------------------------------------------------------------
MANAGEMENT REVIEW
--------------------------------------------------------------------------------

MARKET ENVIRONMENT

As the period began in September 2003, interest rates were at historical lows. However, the bond market changed dramatically during the second half of the period, after the U.S. Department of Labor began releasing a string of strong monthly jobs reports. We think many investors viewed the jobs reports as an indication that the U.S. economy was in a full recovery. Inflation, while still quite low on a historical basis, began to pick up. We believe investors began to anticipate the shift to a rising interest rate environment. That expectation was fulfilled on June 30, 2004, when the U.S. Federal Reserve Board raised interest rates for the first time in four years and, in our view, set expectations for a continuing series of modest rate hikes. Indeed, the Fed hiked rates by another 0.25% on August 10, resulting in a federal funds benchmark rate of 1.50% at period-end.

FACTORS IMPACTING PERFORMANCE

With anticipation of rising interest rates so high during the period, we shortened the weighted average maturity for the funds significantly. For MFS(R) Money Market Fund, we shortened the maturity from 40 days at the start of the period to 30 days as the period ended; for MFS(R) Government Money Market Fund, maturity shortened from 44 days to 28 days over the same time frame. Essentially, we looked to cut our interest-rate risk because we anticipated that rates would begin to rise and continue to rise for the foreseeable future.

The portfolios were impacted by a continued short supply of commercial paper in the market. Companies, according to our research, were locking in low current interest rates by issuing longer-term debt in place of shorter-term commercial paper. While evidence of U.S. and global economic improvement appeared to strengthen during the period, we believe an additional cause of this short supply may have been mixed economic signals that led to cautious corporate spending.

FUND POSITIONING

On August 31, 2004, approximately 96% of MFS Money Market Fund was invested in high-quality commercial paper and certificates of deposit. The balance of the portfolio was invested in discount agency notes and repurchase agreements collateralized by U.S. government agency notes.

As of period-end on August 31, 2004, MFS Government Money Market Fund was invested entirely in securities issued by the U.S. Treasury or by agencies and instrumentalities of the U.S. government, including repurchase agreements collateralized by such securities.

COMMITMENT TO QUALITY

Regardless of market or economic conditions, we intend to maintain a focus on high quality as we concentrate on the funds' objectives of income, capital preservation, and liquidity.

    Respectfully,

/s/ Edward L. O'Dette                  /s/ Terri A. Vittozzi

    Edward L. O'Dette                      Terri A. Vittozzi
    Portfolio Manager                      Portfolio Manager

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market and other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any MFS Fund. References to specific securities are not recommendations of such securities and may not be representative of any MFS Fund's current or future investments.

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Visit mfs.com for our latest economic and investment outlook.

o Under Updates & Announcements, click Week in Review for a summary of recent investment-related news.

o From Week in Review, link to MFS Global Perspective for our current view of the world.
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
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PORTFOLIO COMPOSITION
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          MFS(R) MONEY MARKET FUND
          -------------------------------------------------------
          PORTFOLIO STRUCTURE*
          -------------------------------------------------------

          Commercial Paper                                  92.4%
          Certificates of Deposit                            4.0%
          Government & Agency                                2.8%
          Repurchase Agreements                              0.9%
          Other Assets Less Liabilities                     -0.1%

          -------------------------------------------------------
          PORTFOLIO FACTS
          -------------------------------------------------------

          Average Quality Short Term Bonds                    A-1
          -------------------------------------------------------
          All holdings are rated "A-1"

          -------------------------------------------------------
          MATURITY BREAKDOWN*
          -------------------------------------------------------

          0 to 29 Days                                     66.70%
          -------------------------------------------------------
          30 to 59 Days                                    26.30%
          -------------------------------------------------------
          60 to 89 Days                                     7.14%
          -------------------------------------------------------
          Other Assets Less Liabilities                    -0.14%
          -------------------------------------------------------

          MFS(R) GOVERNMENT MONEY MARKET FUND
          -------------------------------------------------------
          PORTFOLIO STRUCTURE*
          -------------------------------------------------------

          Government & Agency                               84.7%
          Repurchase Agreements                             15.5%
          Other Assets Less Liabilities                     -0.2%

          -------------------------------------------------------
          PORTFOLIO FACTS
          -------------------------------------------------------


          Average Quality Short Term Bonds                    A-1
          -------------------------------------------------------
          All holdings are rated "A-1"

          -------------------------------------------------------
          MATURITY BREAKDOWN*
          -------------------------------------------------------

          0 to 29 Days                                     63.22%
          -------------------------------------------------------
          30 to 59 Days                                    26.98%
          -------------------------------------------------------
          60 to 89 Days                                    10.01%
          -------------------------------------------------------
          Other Assets Less Liabilities                    -0.22%
          -------------------------------------------------------

Percentages are based on total net assets as of 8/31/04.

Short-term credit quality is based upon the average of the ratings from Moody's Investors Service, Standard & Poor's, and Fitch, Inc. for each security. If not rated by any of the three agencies, the security is considered not rated.

* For purposes of this graphical presentation, the bond component includes both the accrued interest on bonds and the equivalent exposure from any derivative holdings, if applicable.

From time to time, "Other Assets Less Liabilities" may be negative due to timing of cash receipts.

The portfolio is actively managed, and current holdings may be different.

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PERFORMANCE SUMMARY THROUGH 8/31/04
--------------------------------------------------------------------------------

An investment in either of the funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in either of these funds.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS WILL FLUCTUATE. ANY HIGH SHORT-TERM RETURNS MAY BE AND LIKELY WERE ATTRIBUTABLE TO RECENT FAVORABLE MARKET CONDITIONS, WHICH MAY NOT BE REPEATED. THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MFS MONEY MARKET FUND                   MFS GOVERNMENT MONEY MARKET FUND

1-year total return: 0.64%              1-year total return: 0.54%
--------------------------------------------------------------------------------
7-day current yield with waiver: 1.20%  7-day current yield with waiver: 1.08%
--------------------------------------------------------------------------------
7-day current yield without waiver:     7-day current yield without waiver:
0.91%                                   0.73%
--------------------------------------------------------------------------------

NOTES TO PERFORMANCE SUMMARY

Yields quoted are based on the latest seven days ended as of August 31, 2004, with dividends annualized. The yield quotations more closely reflect the current earnings of the portfolios than a total return quotation would.

Shares of the funds can be purchased at net asset value without a sales charge.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Subsidies and fee waivers may be imposed to enhance a fund's yield during periods when the fund's operating expenses have a significant impact on the fund's yield due to lower interest rates. Without such subsidies and waivers, the results would have been less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of dividends and capital gains.

KEY RISK CONSIDERATIONS

Each portfolio may invest in government guaranteed securities. These guarantees apply to the underlying securities only and not to the prices and yields of the portfolio.

The portfolios' investment risks should be considered prior to investing. Please see the prospectus for further information regarding these and other risk considerations.

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EXPENSE TABLES    MFS(R) MONEY MARKET FUND AND
                  MFS(R) GOVERNMENT  MONEY MARKET FUND
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FUND EXPENSES BORNE BY SHAREHOLDERS DURING THE PERIOD FROM MARCH 1, 2004,
THROUGH AUGUST 31, 2004.

As a shareholder of the funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments and redemption fees on certain exchanges and redemptions, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, March 1, 2004, through August 31, 2004.

ACTUAL EXPENSES

The first line of the tables below provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each share class in the tables below provide information about hypothetical account values and hypothetical expenses based on the funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each share class in the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

----------------------------------------------------------------------------------------------------------------
                                                                                                    Expenses
                                                     Annualized      Beginning       Ending        Paid During
                                                       Expense     Account Value Account Value*     Period**
 MFS MONEY MARKET FUND                                  Ratio         3/01/04       8/31/04      3/01/04-8/31/04
----------------------------------------------------------------------------------------------------------------
Actual                                                  0.38%         $1,000         $1,003           $1.92
----------------------------------------------------------------------------------------------------------------
Hypothetical                                            0.38%         $1,000         $1,023           $1.94
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                                    Expenses
                                                     Annualized      Beginning       Ending        Paid During
MFS GOVERNMENT                                         Expense     Account Value Account Value*     Period**
MONEY MARKET FUND                                       Ratio         3/01/04       8/31/04      3/01/04-8/31/04
----------------------------------------------------------------------------------------------------------------
Actual                                                  0.43%         $1,000         $1,004           $2.17
----------------------------------------------------------------------------------------------------------------
Hypothetical                                            0.43%         $1,000         $1,023           $2.19
----------------------------------------------------------------------------------------------------------------
*   Ending account value reflects each class' annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges
    (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher.
**  Expenses paid is equal to each class' annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges
    (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher.

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PORTFOLIO OF INVESTMENTS - 8/31/04
-------------------------------------------------------------------------------------------------


The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

MFS(R) Money Market Fund

Certificates of Deposit - 4.0%
-------------------------------------------------------------------------------------------------
ISSUER                                                               PAR AMOUNT           $ VALUE
-------------------------------------------------------------------------------------------------
Deutsche Bank, 1.68%, 11/23/04                                      $33,000,000       $33,000,758
-------------------------------------------------------------------------------------------------

Commercial Paper - 92.5%
-------------------------------------------------------------------------------------------------
Abbey National North America, due 10/1/04                            $5,200,000        $5,195,362
-------------------------------------------------------------------------------------------------
Alpine Securitization Corp., due 9/14/04                             33,310,000        33,291,596
-------------------------------------------------------------------------------------------------
American General Finance Corp., due 9/17/04                          33,302,000        33,279,651
-------------------------------------------------------------------------------------------------
Bank of America Corp., due 10/29/04                                  29,590,000        29,512,770
-------------------------------------------------------------------------------------------------
Barton Capital Corp., due 9/13/04 - 9/24/04                          33,326,000        33,304,182
-------------------------------------------------------------------------------------------------
Blue Ridge Asset Funding, due 9/17/04                                33,300,000        33,277,356
-------------------------------------------------------------------------------------------------
Ciesco LP, due 9/22/04 - 9/27/04                                     33,377,000        33,344,472
-------------------------------------------------------------------------------------------------
Citibank Credit Card Issuance Trust, due 9/22/04 - 9/27/04           31,799,000        31,755,532
-------------------------------------------------------------------------------------------------
Citicorp, Inc., due 10/26/04                                         33,613,000        33,528,267
-------------------------------------------------------------------------------------------------
Dexia Delaware LLC, due 9/10/04                                      33,143,000        33,130,406
-------------------------------------------------------------------------------------------------
Edison Asset Securitization LLC, due 9/03/04 - 9/17/04               33,285,000        33,273,750
-------------------------------------------------------------------------------------------------
FCAR Owner Trust Series, due 9/20/04                                 19,579,000        19,563,397
-------------------------------------------------------------------------------------------------
General Electric Capital Corp., due 9/01/04 - 9/27/04                33,181,000        33,168,821
-------------------------------------------------------------------------------------------------
Govco, Inc., due 10/29/04                                            23,706,000        23,642,982
-------------------------------------------------------------------------------------------------
HBOS Treasury Services PLC, due 9/21/04                               8,700,000         8,694,828
-------------------------------------------------------------------------------------------------
ING America Insurance Holdings, due 10/15/04 - 10/18/04              33,653,000        33,585,886
-------------------------------------------------------------------------------------------------
Jupiter Securitization Corp., due 9/09/04 - 10/12/04                 33,241,000        33,209,192
-------------------------------------------------------------------------------------------------
Kittyhawk Funding Corp., due 9/01/04                                 12,662,000        12,662,000
-------------------------------------------------------------------------------------------------
MetLife Funding, Inc., due 11/10/04                                  26,274,000        26,188,682
-------------------------------------------------------------------------------------------------
New Center Asset Trust, due 10/28/04                                 33,739,000        33,652,459
-------------------------------------------------------------------------------------------------
Old Line Funding Corp., due 10/15/04                                  1,428,000         1,425,173
-------------------------------------------------------------------------------------------------
Park Avenue Receivable Corp., due 9/14/04                            33,296,000        33,277,604
-------------------------------------------------------------------------------------------------
Receivables Capital Corp., due 9/15/04                               33,300,000        33,280,057
-------------------------------------------------------------------------------------------------
Royal Bank of Canada, due 10/14/04                                   33,551,000        33,506,517
-------------------------------------------------------------------------------------------------
SBC Communications, Inc., due 9/09/04                                21,810,000        21,802,585
-------------------------------------------------------------------------------------------------
Sheffield Receivables Corp., due 9/09/04                             33,287,000        33,275,682
-------------------------------------------------------------------------------------------------
Thunder Bay Funding, Inc., due 9/13/04 - 9/22/04                     33,313,000        33,289,140
-------------------------------------------------------------------------------------------------
UBS Finance, Inc., due 9/27/04                                       19,600,000        19,578,767
-------------------------------------------------------------------------------------------------
Total Commercial Paper, at Amortized Cost                                            $766,697,116
-------------------------------------------------------------------------------------------------

U.S. Government Agency Obligations - 2.8%
-------------------------------------------------------------------------------------------------
Fannie Mae, due 9/30/04                                             $20,000,000       $19,975,672
-------------------------------------------------------------------------------------------------
Freddie Mac, due 10/13/04                                             3,000,000         2,994,680
-------------------------------------------------------------------------------------------------
Total U.S. Government Agency Obligations, at Amortized Cost                           $22,970,352
-------------------------------------------------------------------------------------------------

Repurchase Agreement - 0.9%
-------------------------------------------------------------------------------------------------
Goldman Sachs, 1.58%, dated 8/31/04, due 9/01/04, total to be received $7,498,329 (secured by various U.S. Treasury and
Federal Agency obligations in a jointly traded account), at
Cost                                                                 $7,498,000        $7,498,000
-------------------------------------------------------------------------------------------------
Total Investments, at Amortized Cost and Value                                       $830,166,226
-------------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - (0.2)%                                                (1,244,456)
-------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                  $828,921,770
-------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

-------------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - 8/31/04
-------------------------------------------------------------------------------------------------

MFS(R) Government Money Market Fund

U.S. Government Agency Obligations - 84.7%
-------------------------------------------------------------------------------------------------
ISSUER                                                               PAR AMOUNT           $ VALUE
-------------------------------------------------------------------------------------------------
Fannie Mae, due 9/08/04 - 11/24/04                                    $8,900,000       $8,886,247
-------------------------------------------------------------------------------------------------
Federal Farm Credit Bank, due 9/01/04 - 9/30/04                        5,800,000        5,796,512
-------------------------------------------------------------------------------------------------
Federal Home Loan Bank, due 9/01/04 - 11/24/04                         8,721,000        8,710,108
-------------------------------------------------------------------------------------------------
Freddie Mac, due 10/05/04 - 10/25/04                                   8,936,000        8,918,159
-------------------------------------------------------------------------------------------------
Tennessee Valley Authority, due 9/02/04                                1,400,000        1,399,944
-------------------------------------------------------------------------------------------------
Total U.S. Government Agency Obligations, at Amortized Cost                           $33,710,970
-------------------------------------------------------------------------------------------------

Repurchase Agreements - 15.5%
-------------------------------------------------------------------------------------------------
Goldman Sachs, 1.58%, dated 8/31/04, due 9/01/04, total to be received $3,978,175 (secured by various U.S. Treasury and
Federal Agency obliations in a jointly traded account)                $3,978,000       $3,978,000
-------------------------------------------------------------------------------------------------
Morgan Stanley, 1.57%, dated 8/31/04, due 9/01/04, total to be received $2,188,095 (secured by various U.S. Treasury and
Federal Agency obliations in a jointly traded account)                 2,188,000        2,188,000
-------------------------------------------------------------------------------------------------
Total Repurchase Agreements, at Cost                                                   $6,166,000
-------------------------------------------------------------------------------------------------
Total Investments, at Amortized Cost and Value                                        $39,876,970
-------------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - (0.2)%                                                   (90,022)
-------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                   $39,786,948
-------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

-----------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        STATEMENT OF ASSETS AND LIABILITIES
-----------------------------------------------------------------------------------------------------

This statement represents your fund's balance sheet, which details the assets and liabilities composing the total value of your fund.

AT 8/31/04

MFS MONEY MARKET FUND

ASSETS

Investments, at amortized cost and value                          $830,166,226
-----------------------------------------------------------------------------------------------------
Cash                                                                       509
-----------------------------------------------------------------------------------------------------
Receivable for fund shares sold                                      1,668,983
-----------------------------------------------------------------------------------------------------
Interest receivable                                                     14,189
-----------------------------------------------------------------------------------------------------
Other assets                                                             3,397
-----------------------------------------------------------------------------------------------------
Total assets                                                                             $831,853,304
-----------------------------------------------------------------------------------------------------

LIABILITIES

Distributions payable                                                  $15,510
-----------------------------------------------------------------------------------------------------
Payable for fund shares reacquired                                   2,670,325
-----------------------------------------------------------------------------------------------------
Payable to affiliates
-----------------------------------------------------------------------------------------------------
  Management fee                                                         3,423
-----------------------------------------------------------------------------------------------------
  Shareholder servicing costs                                           33,137
-----------------------------------------------------------------------------------------------------
  Administrative fee                                                       104
-----------------------------------------------------------------------------------------------------
Accrued expenses and other liabilities                                 209,035
-----------------------------------------------------------------------------------------------------
Total liabilities                                                                          $2,931,534
-----------------------------------------------------------------------------------------------------
Net assets                                                                               $828,921,770
-----------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF

Net assets (represented by paid-in capital)                                              $828,921,770
-----------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding                                                 828,921,770
-----------------------------------------------------------------------------------------------------
Net asset value per share
  (net assets / shares of beneficial interest outstanding)                                      $1.00
-----------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Statement of Assets and Liabilities - continued

AT 8/31/04

MFS GOVERNMENT MONEY MARKET FUND

ASSETS

Investments, at amortized cost and value                            $33,710,970
-----------------------------------------------------------------------------------------------------
Repurchase agreements, at value                                       6,166,000
-----------------------------------------------------------------------------------------------------
Total investments, at amortized cost and value                                            $39,876,970
-----------------------------------------------------------------------------------------------------
Cash                                                                          2
-----------------------------------------------------------------------------------------------------
Receivable for fund shares sold                                           9,757
-----------------------------------------------------------------------------------------------------
Interest receivable                                                         270
-----------------------------------------------------------------------------------------------------
Other assets                                                                261
-----------------------------------------------------------------------------------------------------
Total assets                                                                              $39,887,260
-----------------------------------------------------------------------------------------------------

LIABILITIES

Distributions payable                                                    $1,056
-----------------------------------------------------------------------------------------------------
Payable for fund shares reacquired                                       45,027
-----------------------------------------------------------------------------------------------------
Payable to affiliates
-----------------------------------------------------------------------------------------------------
  Management fee                                                            168
-----------------------------------------------------------------------------------------------------
  Shareholder servicing costs                                             1,575
-----------------------------------------------------------------------------------------------------
  Administrative fee                                                          3
-----------------------------------------------------------------------------------------------------
Accrued expenses and other liabilities                                   52,483
-----------------------------------------------------------------------------------------------------
Total liabilities                                                                            $100,312
-----------------------------------------------------------------------------------------------------
Net assets                                                                                $39,786,948
-----------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF

Net assets (represented by paid-in capital)                                               $39,786,948
-----------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding                                                  39,786,948
-----------------------------------------------------------------------------------------------------
Net asset value per share
  (net assets / shares of beneficial interest outstanding)                                      $1.00
-----------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

-----------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        STATEMENT OF OPERATIONS
-----------------------------------------------------------------------------------------------------

This statement describes how much your fund received in investment income and paid in expenses. It also describes any gains and/or losses generated by fund operations.

FOR YEAR ENDED 8/31/04

MFS MONEY MARKET FUND

NET INVESTMENT INCOME

Interest income                                                                           $10,689,988
-----------------------------------------------------------------------------------------------------
Expenses
-----------------------------------------------------------------------------------------------------
  Management fee                                                     $4,252,872
-----------------------------------------------------------------------------------------------------
  Trustees' compensation                                                 36,844
-----------------------------------------------------------------------------------------------------
  Shareholder servicing costs                                         1,488,203
-----------------------------------------------------------------------------------------------------
  Administrative fee                                                     68,678
-----------------------------------------------------------------------------------------------------
  Custodian fee                                                         155,268
-----------------------------------------------------------------------------------------------------
  Printing                                                              102,196
-----------------------------------------------------------------------------------------------------
  Postage                                                               121,847
-----------------------------------------------------------------------------------------------------
  Auditing fees                                                          22,700
-----------------------------------------------------------------------------------------------------
  Legal fees                                                              8,929
-----------------------------------------------------------------------------------------------------
  Miscellaneous                                                         117,696
-----------------------------------------------------------------------------------------------------
Total expenses                                                                             $6,375,233
-----------------------------------------------------------------------------------------------------
  Fees paid indirectly                                                 (235,381)
-----------------------------------------------------------------------------------------------------
  Reduction of expenses by investment adviser                        (1,314,416)
-----------------------------------------------------------------------------------------------------
Net expenses                                                                               $4,825,436
-----------------------------------------------------------------------------------------------------
Net investment income                                                                      $5,864,552
-----------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Statement of Operations - continued

FOR YEAR ENDED 8/31/04

MFS GOVERNMENT MONEY MARKET FUND

NET INVESTMENT INCOME

Interest income                                                                            $1,110,357
-----------------------------------------------------------------------------------------------------
Expenses
-----------------------------------------------------------------------------------------------------
  Management fee                                                        $521,733
-----------------------------------------------------------------------------------------------------
  Trustees' compensation                                                   6,785
-----------------------------------------------------------------------------------------------------
  Shareholder servicing costs                                            128,655
-----------------------------------------------------------------------------------------------------
  Administrative fee                                                       8,240
-----------------------------------------------------------------------------------------------------
  Custodian fee                                                           31,080
-----------------------------------------------------------------------------------------------------
  Printing                                                                 3,031
-----------------------------------------------------------------------------------------------------
  Postage                                                                  3,536
-----------------------------------------------------------------------------------------------------
  Auditing fees                                                           21,200
-----------------------------------------------------------------------------------------------------
  Legal fees                                                               3,577
-----------------------------------------------------------------------------------------------------
  Miscellaneous                                                           50,259
-----------------------------------------------------------------------------------------------------
Total expenses                                                                               $778,096
-----------------------------------------------------------------------------------------------------
  Fees paid indirectly                                                   (30,003)
-----------------------------------------------------------------------------------------------------
  Reduction of expenses by investment adviser                           (153,382)
-----------------------------------------------------------------------------------------------------
Net expenses                                                                                 $594,711
-----------------------------------------------------------------------------------------------------
Net investment income                                                                        $515,646
-----------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

-------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------------------------------

This statement describes the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

FOR YEARS ENDED 8/31                                          2004                          2003

MFS MONEY MARKET FUND

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS

Net investment income declared as distributions
to shareholders                                                $5,864,552                   $15,391,590
-------------------------------------------------------------------------------------------------------

FUND SHARE (PRINCIPAL) TRANSACTIONS

Net proceeds from sale of shares                           $1,527,905,751               $46,756,065,891
-------------------------------------------------------------------------------------------------------
Shares in reinvestment of distributions                         5,412,272                    10,612,859
-------------------------------------------------------------------------------------------------------
Shares reacquired                                          (2,827,855,473)              (46,605,378,781)
-------------------------------------------------------  ----------------              ----------------
Net increase (decrease) in net assets from fund
share transactions                                        $(1,294,537,450)                 $161,299,969
-------------------------------------------------------  ----------------              ----------------

NET ASSETS

At beginning of period                                     $2,123,459,220                $1,962,159,251
-------------------------------------------------------------------------------------------------------
At end of period                                             $828,921,770                $2,123,459,220
-------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets - continued

FOR YEARS ENDED 8/31                                              2004                       2003

MFS GOVERNMENT MONEY MARKET FUND

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS

Net investment income declared as distributions
to shareholders                                                     $515,646                   $772,690
-------------------------------------------------------------------------------------------------------

FUND SHARE (PRINCIPAL) TRANSACTIONS

Net proceeds from sale of shares                                $691,127,677               $928,173,362
-------------------------------------------------------------------------------------------------------
Shares in reinvestment of distributions                              467,294                    744,165
-------------------------------------------------------------------------------------------------------
Shares reacquired                                               (784,696,137)              (850,770,218)
-------------------------------------------------------  -------------------              -------------
Net increase (decrease) in net assets from fund
share transactions                                              $(93,101,166)               $78,147,309
-------------------------------------------------------  -------------------              -------------

NET ASSETS

At beginning of period                                          $132,888,114                $54,740,805
-------------------------------------------------------------------------------------------------------
At end of period                                                 $39,786,948               $132,888,114
-------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

------------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------

The financial highlights table is intended to help you understand each fund's financial performance for the past 5 years.
Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in each fund (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the funds' independent registered public accounting firm, whose report, together with each fund's financial statements, are included in this report.

MFS MONEY MARKET FUND                                                            YEARS ENDED 8/31
                                                      -----------------------------------------------------------------------
                                                            2004            2003           2002           2001           2000

Net asset value, beginning of period                       $1.00           $1.00          $1.00          $1.00          $1.00
------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment income(S)                                 $0.01           $0.01          $0.02          $0.05          $0.05
------------------------------------------------------------------------------------------------------------------------------
Less distributions declared to shareholders from net
investment income                                          (0.01)          (0.01)         (0.02)         (0.05)         (0.05)
-------------------------------------------------------  -------           -----          -----          -----          -----
Net asset value, end of period                             $1.00           $1.00          $1.00          $1.00          $1.00
-------------------------------------------------------  -------           -----          -----          -----          -----
Total return (%)                                            0.64            0.81           1.67           4.97           5.59(+)
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                                  0.54            0.60           0.68           0.67           0.66
------------------------------------------------------------------------------------------------------------------------------
Net investment income                                       0.62            0.80           1.66           4.86           5.38
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000,000 Omitted)               $829          $2,123         $1,962         $1,461           $913
------------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for certain of the periods indicated. For the year ended
    August 31, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of Independent
    Chief Compliance Officer service fees paid to Tarantino LLC. If these fees had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income                                      $0.00+             --             --             --             --
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                                  0.67              --             --             --             --
------------------------------------------------------------------------------------------------------------------------------
Net investment income                                       0.49              --             --             --             --
------------------------------------------------------------------------------------------------------------------------------
  + Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
(+) The total return previously reported for the year ended August 31, 2000, has been revised from 5.58% to 5.59%.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

MFS GOVERNMENT MONEY MARKET FUND                                              YEARS ENDED 8/31
                                                -----------------------------------------------------------------------------
                                                       2004              2003            2002            2001            2000

Net asset value, beginning of period                  $1.00             $1.00           $1.00           $1.00           $1.00
-----------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment income(S)                            $0.01             $0.01           $0.01           $0.05           $0.05
-----------------------------------------------------------------------------------------------------------------------------
Less distributions declared to shareholders
from net investment income                            (0.01)            (0.01)          (0.01)          (0.05)          (0.05)
--------------------------------------------------  -------             -----           -----           -----           -----
Net asset value, end of period                        $1.00             $1.00           $1.00           $1.00           $1.00
--------------------------------------------------  -------             -----           -----           -----           -----
Total return (%)                                       0.54              0.66            1.51            4.71            5.22(+)
-----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                             0.59              0.72            0.82            0.90            0.86
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                  0.49              0.61            1.56            4.55            5.05
-----------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)           $39,787          $132,888         $54,741         $62,078         $44,038
-----------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for certain of the periods indicated. For the year ended
    August 31, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of Independent
    Chief Compliance Officer services paid to Tarantino LLC. If these fees had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income                                 $0.00+               --              --              --              --
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                             0.74                --              --              --              --
------------------------------------------------------------------------------------------------------------------------------
Net investment income                                  0.34                --              --              --              --
------------------------------------------------------------------------------------------------------------------------------
  + Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
(+) The total return previously reported for the year ended August 31, 2000, has been revised from 5.18% to 5.22%.

SEE NOTES TO FINANCIAL STATEMENTS

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

(1) BUSINESS AND ORGANIZATION

MFS Money Market Fund and MFS Government Money Market Fund (the funds) are each a diversified series of MFS Series Trust IV (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENT VALUATIONS - Money market instruments are valued at amortized cost, which the Trustees have determined in good faith approximates market value. The funds' use of amortized cost is subject to the funds' compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940.

REPURCHASE AGREEMENTS - The funds may enter into repurchase agreements with institutions that the funds' investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Each fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the funds to obtain those securities in the event of a default under the repurchase agreement. The funds monitor, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the funds under each such repurchase agreement. The funds, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized and accreted for financial statement purposes and tax reporting purposes in accordance with U.S. generally accepted accounting principles.

FEES PAID INDIRECTLY - The funds' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by each fund. This amount, for the year ended August 31, 2004, is shown as a reduction of total expenses on the Statement of Operations.

TAX MATTERS AND DISTRIBUTIONS - The funds' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The funds distinguish between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

The tax character of distributions declared for the years ended August 31, 2004 and August 31, 2003 was as follows:

                                                                                              GOVERNMENT MONEY
                                                         MONEY MARKET FUND                         MARKET FUND
                                        ----------------------------------    --------------------------------
                                                 8/31/04           8/31/03           8/31/04           8/31/03
Distributions declared from ordinary
income                                        $5,864,552       $15,391,590          $515,646          $772,690
----------------------------------------------------------------------------------------------------------------

During the year ended August 31, 2004 there were no reclassifications due to differences between book and tax accounting.

As of August 31, 2004, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                                                                                              GOVERNMENT MONEY
                                                         MONEY MARKET FUND                         MARKET FUND
                                                                   8/31/04                             8/31/04

Undistributed ordinary income                                     $80,502                              $2,209
----------------------------------------------------------------------------------------------------------------
Capital loss carryforward                                          (8,329)                                  --
----------------------------------------------------------------------------------------------------------------
Other temporary differences                                       (72,173)                             (9,922)
----------------------------------------------------------------------------------------------------------------

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on August 31, 2011 for the MFS Money Market Fund.

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - Each fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee for each fund is computed daily and paid monthly at the following annual rates:

          First $300 million of average net assets             0.50%
          ----------------------------------------------------------
          Next $400 million of average net assets              0.45%
          ----------------------------------------------------------
          Next $300 million of average net assets              0.40%
          ----------------------------------------------------------
          Average net assets in excess of $1 billion           0.35%
          ----------------------------------------------------------

The investment adviser has contractually agreed to waive a portion of its fee, which is shown as a reduction of total expenses in the Statement of Operations.

As part of a settlement agreement with the New York Attorney General concerning market timing and related matters (see Legal Proceedings footnote), MFS has agreed to reduce each fund's management fee to 0.15% of average daily net assets for the period March 1, 2004 through February 28, 2009. During this time period, the Board of Trustees will continue to review the appropriateness of all advisory fees in accordance with their oversight responsibilities. After February 28, 2009 the management fee will be determined in accordance with then existing review policies approved by the Board of Trustees overseeing the funds.

Management fees incurred for the year ended August 31, 2004 were an effective rate of 0.31% and 0.35% of average daily net assets on an annualized basis for the MFS Money Market Fund and the MFS Government Money Market Fund, respectively.

The funds pay compensation to their Independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons, and pay no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the funds, all of whom receive remuneration for their services to the funds from MFS. Certain officers and Trustees of the funds are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). Each fund has an unfunded defined benefit plan for retired Independent Trustees. Included in Trustees' compensation is a pension expense of $5,995 and $1,183 for retired Independent Trustees for the year ended August 31, 2004 for the MFS Money Market Fund and MFS Government Money Market Fund, respectively.

The MFS funds, including these funds, have entered into a services agreement (the "Agreement") which provides for payment of fees by the MFS funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the MFS funds. The ICCO is an officer of the MFS funds and the sole member of Tarantino LLC. MFS has agreed to reimburse each of the MFS funds for a proportional share of substantially all of the payments made by the MFS funds to Tarantino LLC and also to provide office space and other administrative support and supplies to the ICCO. The MFS funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement.

ADMINISTRATOR - MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to certain funds for which MFS acts as investment advisor. Under an administrative services agreement between the funds and MFS, MFS is entitled to partial reimbursement of the costs MFS incurs to provide these services, subject to review and approval by the Board of Trustees. Each fund is allocated a portion of these administrative costs based on its size and relative average net assets. Prior to April 1, 2004, each fund paid MFS an administrative fee up to the following annual percentage rates of the funds' average daily net assets:

          First $2 billion                                   0.0175%
          ----------------------------------------------------------
          Next $2.5 billion                                  0.0130%
          ----------------------------------------------------------
          Next $2.5 billion                                  0.0005%
          ----------------------------------------------------------
          In excess of $7 billion                            0.0000%
          ----------------------------------------------------------

Effective April 1, 2004, each fund paid MFS an administrative fee up to the following annual percentage rates of the fund's average daily net assets:

          First $2 billion                                  0.01120%
          ----------------------------------------------------------
          Next $2.5 billion                                 0.00832%
          ----------------------------------------------------------
          Next $2.5 billion                                 0.00032%
          ----------------------------------------------------------
          In excess of $7 billion                           0.00000%
          ----------------------------------------------------------

For the year ended August 31, 2004, the MFS Money Market Fund and the MFS Government Money Market Fund paid MFS $68,678 and $8,240, equivalent to 0.00727% and 0.00785% of average daily net assets, respectively, to partially reimburse MFS for the costs of providing administrative services.

DISTRIBUTOR - Certain shares acquired through an exchange may be subject to a CDSC upon redemption depending on when the shares exchanged were originally purchased. Contingent deferred sales charges imposed during the year ended August 31, 2004 for the MFS Money Market Fund and MFS Government Money Market Fund were $1,262,331 and $41, respectively.

SHAREHOLDER SERVICING AGENT - Included in shareholder servicing costs is a fee paid to MFSC, a wholly owned subsidiary of MFS, for its services as shareholder servicing agent. The fee, which is calculated as a percentage of the fund's average daily net assets is set periodically under the supervision of the funds' Trustees. Prior to April 1, 2004, the fee was set at 0.11% of each fund's average daily net assets. For the period April 1, 2004 through June 30, 2004, the fee was set at 0.10% of each fund's average daily net assets. Effective July 1, 2004, each fund is charged up to 0.0861% of its average daily net assets. For the year ended August 31, 2004, the funds paid MFSC a fee of $974,390 and $110,281 for shareholder services which equated to 0.1031% and 0.105% of the average net assets for the MFS Money Market Fund and MFS Government Money Market Fund, respectively. Also included in shareholder servicing costs are out-of-pocket expenses, paid to MFSC, which amounted to $63,253 and $2,047 for the year ended August 31, 2004, for the MFS Money Market Fund and the MFS Government Money Market Fund, respectively, as well as other expenses paid to unaffiliated vendors.

(4) PORTFOLIO SECURITIES

Purchases and sales of money market investments, exclusive of securities subject to repurchase agreements, for MFS Money Market Fund aggregated $14,040,458,709 and $15,249,297,569 respectively.

Purchases and sales of money market investments, exclusive of securities subject to repurchase agreements, for MFS Government Money Market Fund aggregated $1,442,293,329 and $3,834,038, respectively.

(5) SHARES OF BENEFICIAL INTEREST

Each fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest.

(6) LINE OF CREDIT

The funds and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus 0.50%. In addition, a commitment fee, based on the average daily, unused portion of the line of credit, is allocated among the participating funds at the end of each calendar quarter. The commitment fee allocated to the MFS Money Market Fund and MFS Government Money Market Fund for the year ended August 31, 2004 was $3,559 and $613, respectively. The funds had no significant borrowings during the year ended August 31, 2004.

(7) LEGAL PROCEEDINGS.

On March 31, 2004, MFS settled an administrative proceeding with the Securities and Exchange Commission ("SEC") regarding disclosure of brokerage allocation practices in connection with MFS fund sales (the term "MFS funds" means the open-end registered management investment companies sponsored by MFS). Under the terms of the settlement, in which MFS neither admitted nor denied any wrongdoing, MFS agreed to pay (one dollar) $1.00 in disgorgement and $50 million in penalty to certain MFS funds, pursuant to a plan developed by an independent distribution consultant. The brokerage allocation practices which were the subject of this proceeding were discontinued by MFS in November 2003. The agreement with the SEC is reflected in an order of the SEC. Pursuant to the SEC order, on July 28, 2004, MFS transferred these settlement amounts to the SEC, and those MFS funds entitled to these settlement amounts accrued an estimate of their pro rata portion of these amounts. Once the final distribution plan is approved by the SEC, these amounts will be distributed by the SEC to the affected MFS funds. The SEC settlement order states that MFS failed to adequately disclose to the Boards of Trustees and to shareholders of the MFS funds the specifics of its preferred arrangements with certain brokerage firms selling MFS fund shares. The SEC settlement order states that MFS had in place policies designed to obtain best execution of all MFS fund trades. As part of the settlement, MFS retained an independent compliance consultant to review the completeness of its current policies and practices regarding disclosure to MFS fund trustees and to MFS fund shareholders of strategic alliances between MFS or its affiliates and broker-dealers and other financial advisers who support the sale of MFS fund shares.

In addition, in February, 2004, MFS reached agreement with the SEC, the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of New Hampshire ("NH") to settle administrative proceedings alleging false and misleading information in certain MFS retail fund prospectuses regarding market timing and related matters (the "February Settlements"). These regulators alleged that prospectus language for certain MFS retail funds was false and misleading because, although the prospectuses for those funds in the regulators' view indicated that the MFS funds prohibited market timing, MFS did not limit trading activity in 11 domestic large cap stock, high grade bond and money market funds. MFS' former Chief Executive Officer, John W. Ballen, and former President, Kevin R. Parke, also reached agreement with the SEC in which they agreed to, among other terms, monetary fines and temporary suspensions from association with any investment adviser or registered investment company. Messrs. Ballen and Parke have resigned their positions with, and will not be returning to, MFS and the MFS funds. Under the terms of the February Settlements, MFS and the executives neither admit nor deny wrongdoing.

Under the terms of the February Settlements, a $225 million pool has been established for distribution to shareholders in certain MFS retail funds, which has been funded by MFS and of which $50 million is characterized as a penalty. This pool will be distributed in accordance with a methodology developed by an independent distribution consultant in consultation with MFS and the Board of Trustees of the MFS retail funds, and acceptable to the SEC. MFS has further agreed with NYAG to reduce its management fees in the aggregate amount of approximately $25 million annually over the next five years, and not to increase certain management fees during this period. MFS has also paid an administrative fine to NH in the amount of $1 million, which will be used for investor education purposes (NH retained $250,000 and $750,000 was contributed to the North American Securities Administrators Association's Investor Protection Trust). In addition, under the terms of the February Settlements, MFS is in the process of adopting certain governance changes and reviewing its policies and procedures.

Since December 2003, MFS, Sun Life Financial Inc., various MFS funds, the Trustees of these MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the MFS funds during specified periods, as class actions on behalf of participants in certain retirement plan accounts, or as derivative actions on behalf of the MFS funds. The lawsuits relating to market timing and related matters have been transferred to, and consolidated before, the United States District Court for the District of Maryland, as part of a multi-district litigation of market timing and related claims involving several other fund complexes (In re Mutual Funds Investment Litigation (Alger, Columbia, Janus, MFS, One Group, Putnam, PIMCO), No. 1:04-md-15863 (transfer began March 19, 2004)). Four lawsuits alleging improper brokerage allocation practices and excessive compensation are pending in the United States District Court for the District of Massachusetts (Forsythe v. Sun Life Financial Inc., et al., No. 04cv10584 (GAO) (March 25,
2004); Eddings v. Sun Life Financial Inc., et al., No. 04cv10764 (GAO) (April 15, 2004); Marcus Dumond, et al. v. Massachusetts Financial Servs. Co., et al., No. 04cv11458 (GAO) (May 4, 2004); and Koslow v. Sun Life Financial Inc., et al., No. 04cv11019 (GAO) (May 20, 2004)). The lawsuits generally allege that some or all of the defendants (i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS' internal policies concerning market timing and such matters, and received excessive compensation as fiduciaries to the MFS funds, or (ii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of MFS fund shares and inadequately disclosed MFS' use of fund assets in this manner. The actions assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law. The lawsuits seek unspecified damages. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the MFS funds. The defendants are reviewing the allegations of the multiple complaints and will respond appropriately. Additional lawsuits based on similar allegations may be filed in the future.

Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against MFS, the MFS funds, or any other named defendant. As noted above, as part of the regulatory settlements, MFS has established a restitution pool in the amount of $225 million to compensate certain shareholders of the MFS retail funds for damages that they allegedly sustained as a result of market timing or late trading in certain of the MFS retail funds, and transferred $50 million for distribution to affected MFS funds to compensate those funds based upon the amount of brokerage commissions allocated in recognition of MFS fund sales. It is not clear whether these amounts will be sufficient to compensate shareholders for all of the damage they allegedly sustained, whether certain shareholders or putative class members may have additional claims to compensation, or whether the damages that may be awarded in any of the actions will exceed these amounts. In the event the MFS funds incur any losses, costs or expenses in connection with such lawsuits, the Boards of Trustees of the affected MFS funds may pursue claims on behalf of such funds against any party that may have liability to the funds in respect thereof.

Review of these matters by the independent Trustees of the MFS funds and their counsel is continuing. There can be no assurance that these regulatory actions and lawsuits, or the adverse publicity associated with these developments, will not result in increased fund redemptions, reduced sales of fund shares, or other adverse consequences to the MFS funds.

-------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
-------------------------------------------------------------------------------

To the Trustees of MFS Series Trust IV and Shareholders of MFS Money Market Fund and MFS Government Money Market Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of MFS Government Money Market Fund and MFS Money Market Fund (two of the series comprising MFS Series Trust IV) (the "Trust") as of August 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2004, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of MFS Government Money Market Fund and MFS Money Market Fund as of August 31, 2004, the results of their operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
October 25, 2004

------------------------------------------------------------------------------------------------------
TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND
------------------------------------------------------------------------------------------------------
The Trustees and officers of the Trust, as of October 10, 2004, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)
The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

                                                                        PRINCIPAL OCCUPATIONS & OTHER
                                POSITION(s) HELD     TRUSTEE/OFFICER       DIRECTORSHIPS(2) DURING
NAME, DATE OF BIRTH                WITH FUND             SINCE(1)            THE PAST FIVE YEARS
-------------------             ----------------     ---------------    -----------------------------
INTERESTED TRUSTEES
Robert J. Manning(3)          Trustee and           February 2004       Massachusetts Financial
(born 10/20/63)               President                                 Services Company, Chief
                                                                        Executive Officer, President,
                                                                        Chief Investment Officer and
                                                                        Director

Robert C. Pozen(3)            Trustee               February 2004       Massachusetts Financial
(born 08/08/46)                                                         Services Company, Chairman
                                                                        (since February 2004);
                                                                        Harvard Law School
                                                                        (education), John Olin
                                                                        Visiting Professor (since
                                                                        July 2002); Secretary of
                                                                        Economic Affairs, The
                                                                        Commonwealth of Massachusetts
                                                                        (January 2002 to December
                                                                        2002); Fidelity Investments,
                                                                        Vice Chairman (June 2000 to
                                                                        December 2001); Fidelity
                                                                        Management & Research Company
                                                                        (investment adviser),
                                                                        President (March 1997 to July
                                                                        2001); The Bank of New York
                                                                        (financial services),
                                                                        Director; Bell Canada
                                                                        Enterprises
                                                                        (telecommunications),
                                                                        Director; Telesat (satellite
                                                                        communications), Director

INDEPENDENT TRUSTEES
J. Atwood Ives                Trustee and Chair of  February 1992       Private investor; Eastern
(born 05/01/36)               Trustees                                  Enterprises (diversified
                                                                        services company), Chairman,
                                                                        Trustee and Chief Executive
                                                                        Officer (until November 2000)

Lawrence H. Cohn, M.D.        Trustee               August 1993         Brigham and Women's Hospital,
(born 03/11/37)                                                         Chief of Cardiac Surgery;
                                                                        Harvard Medical School,
                                                                        Professor of Surgery

David H. Gunning              Trustee               January 2004        Cleveland-Cliffs Inc. (mining
(born 05/30/42)                                                         products and service
                                                                        provider), Vice Chairman/
                                                                        Director (since April 2001);
                                                                        Encinitos Ventures (private
                                                                        investment company),
                                                                        Principal (1997 to April
                                                                        2001); Lincoln Electric
                                                                        Holdings, Inc. (welding
                                                                        equipment manufacturer),
                                                                        Director; Southwest Gas
                                                                        Corporation (natural gas
                                                                        distribution company),
                                                                        Director

William R. Gutow              Trustee               December 1993       Private investor and real
(born 09/27/41)                                                         estate consultant; Capitol
                                                                        Entertainment Management
                                                                        Company (video franchise),
                                                                        Vice Chairman

Amy B. Lane                   Trustee               January 2004        Retired; Merrill Lynch & Co.,
(born 02/08/53)                                                         Inc., Managing Director,
                                                                        Investment Banking Group
                                                                        (1997 to February 2001);
                                                                        Borders Group, Inc. (book and
                                                                        music retailer), Director;
                                                                        Federal Realty Investment
                                                                        Trust (real estate investment
                                                                        trust), Trustee

Lawrence T. Perera            Trustee               July 1981           Hemenway & Barnes
(born 06/23/35)                                                         (attorneys), Partner

William J. Poorvu             Trustee               August 1982         Private investor; Harvard
(born 04/10/35)                                                         University Graduate School of
                                                                        Business Administration,
                                                                        Class of 1961 Adjunct
                                                                        Professor in Entrepreneurship
                                                                        Emeritus; CBL & Associates
                                                                        Properties, Inc. (real estate
                                                                        investment trust), Director

J. Dale Sherratt              Trustee               August 1993         Insight Resources, Inc.
(born 09/23/38)                                                         (acquisition planning
                                                                        specialists), President;
                                                                        Wellfleet Investments
                                                                        (investor in health care
                                                                        companies), Managing General
                                                                        Partner (since 1993);
                                                                        Cambridge Nutraceuticals
                                                                        (professional nutritional
                                                                        products),   Chief  Executive
                                                                        Officer (until May 2001)

Elaine R. Smith               Trustee               February 1992       Independent health care
(born 04/25/46)                                                         industry consultant

OFFICERS
Robert J. Manning(3)          President and         February 2004       Massachusetts Financial
(born 10/20/63)               Trustee                                   Services Company, Chief
                                                                        Executive Officer, President,
                                                                        Chief Investment Officer and
                                                                        Director

James R. Bordewick, Jr.(3)    Assistant Secretary   September 1990      Massachusetts Financial
(born 03/06/59)               and Assistant Clerk                       Services Company, Senior Vice
                                                                        President and Associate
                                                                        General Counsel

Jeffrey N. Carp(3)            Secretary and Clerk   September 2004      Massachusetts Financial
(born 12/01/56)                                                         Services Company, Senior Vice
                                                                        President, General Counsel
                                                                        and Secretary (since April
                                                                        2004); Hale and Dorr LLP (law
                                                                        firm) (prior to April 2004)

James F. DesMarais(3)         Assistant Secretary   September 2004      Massachusetts Financial
(born 03/09/61)               and Assistant Clerk                       Services Company, Assistant
                                                                        General Counsel

Stephanie A. DeSisto(3)       Assistant Treasurer   May 2003            Massachusetts Financial
(born 10/01/53)                                                         Services Company, Vice
                                                                        President (since April 2003);
                                                                        Brown Brothers Harriman &
                                                                        Co., Senior Vice President
                                                                        (November 2002 to April
                                                                        2003); ING Groep N.V./Aeltus
                                                                        Investment Management, Senior
                                                                        Vice President (prior to
                                                                        November 2002)

Robert R. Flaherty(3)         Assistant Treasurer   August 2000         Massachusetts Financial
(born 09/18/63)                                                         Services Company, Vice
                                                                        President (since August
                                                                        2000); UAM Fund Services,
                                                                        Senior Vice President (prior
                                                                        to August 2000)

Richard M. Hisey(3)           Treasurer             August 2002         Massachusetts Financial
(born 08/29/58)                                                         Services Company, Senior Vice
                                                                        President (since July 2002);
                                                                        The Bank of New York, Senior
                                                                        Vice President (September
                                                                        2000 to July 2002); Lexington
                                                                        Global Asset Managers, Inc.,
                                                                        Executive Vice President and
                                                                        Chief Financial Officer
                                                                        (prior to September 2000);
                                                                        Lexington Funds, Chief
                                                                        Financial Officer (prior to
                                                                        September 2000)

Brian T. Hourihan(3)          Assistant Secretary   September 2004      Massachusetts Financial
(born 11/11/64)               and Assistant Clerk                       Services Company, Vice
                                                                        President, Senior Counsel and
                                                                        Assistant Secretary (since
                                                                        June 2004); Affiliated
                                                                        Managers Group, Inc., Chief
                                                                        Legal Officer/Centralized
                                                                        Compliance Program (January
                                                                        to April 2004); Fidelity
                                                                        Research & Management
                                                                        Company, Assistant General
                                                                        Counsel (prior to January
                                                                        2004)

Ellen Moynihan(3)             Assistant Treasurer   April 1997          Massachusetts Financial
(born 11/13/57)                                                         Services Company, Vice
                                                                        President

Frank L. Tarantino            Independent Chief     June 2004           Tarantino LLC (provider of
(born 03/07/44)               Compliance Officer                        compliance services),
                                                                        Principal (since June 2004);
                                                                        CRA Business Strategies Group
                                                                        (consulting services),
                                                                        Executive Vice President
                                                                        (April 2003 to June 2004);
                                                                        David L. Babson & Co.
                                                                        (investment adviser),
                                                                        Managing Director, Chief
                                                                        Administrative Officer and
                                                                        Director (February 1997 to
                                                                        March 2003)

James O. Yost(3)              Assistant Treasurer   September 1990      Massachusetts Financial
(born 06/12/60)                                                         Services Company, Senior Vice
                                                                        President
----------------
(1) Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(2) Directorships or trusteeships of companies required to report to the Securities and Exchange
    Commission (i.e., "public companies").
(3) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principle federal law governing investment companies like the fund. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. The Trust will hold a shareholders' meeting in 2005 and at least once every five years thereafter to elect Trustees. Each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which
MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 109 funds within the MFS Family of
Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.
-----------------------------------------------------------------------------------------------------

INVESTMENT ADVISER                                      CUSTODIANS
Massachusetts Financial Services Company                State Street Bank and Trust Company
500 Boylston Street, Boston, MA                         225 Franklin Street, Boston, MA 02110
02116-3741
                                                        JP Morgan Chase Bank
DISTRIBUTOR                                             One Chase Manhattan Plaza
MFS Fund Distributors, Inc.                             New York, NY 10081
500 Boylston Street, Boston, MA
02116-3741                                              INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                                                        Deloitte & Touche LLP
PORTFOLIO MANAGERS                                      200 Berkeley Street
Edward L. O'Dette                                       Boston, MA 02116
Terri A. Vittozzi

QUARTERLY PORTFOLIO DISCLOSURE
Beginning with the fund's first and third fiscal quarters following this report, the fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission)
for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q may be reviewed and copied at the:
  Public Reference Room
  Securities and Exchange Commission
  Washington, D.C. 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling the Commission at
1-800-SEC-0330. The fund's Form N-Q is available on the EDGAR database on the Commission's Internet website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at www.mfs.com.

--------------------------------------------------------------------------------
MONEY MANAGEMENT FOR ALL TYPES OF INVESTORS
--------------------------------------------------------------------------------

YOUR GOALS ARE IMPORTANT

MFS offers a complete range of investments and investment services to address specific financial needs over time. When your investing goals change, you can easily stay with MFS for the products you need, when you need them. Whether you're investing for college or retirement expenses or for tax management or estate planning, MFS will be there.

Ask your investment professional how MFS can help you move toward the goals you've set.

            MFS FAMILY OF FUNDS(R)

            More than 50 portfolios offer domestic and international equity and fixed-income investments across the full risk spectrum

            VARIABLE ANNUITIES

            A selection of annuity products with advantages for building and preserving wealth

            MFS 401(k) AND IRA SUITES

            Retirement plans for businesses and individuals

            MFS COLLEGE SAVINGS PLANS

            Investment products to help meet education expenses

            MFS PRIVATE PORTFOLIO SERVICES

            Investment advisory services that provide custom products for high-net-worth individuals

Variable annuities are offered through MFS/Sun Life Financial Distributors, Inc.

------------------------------------------------------------------------------
FEDERAL TAX INFORMATION (UNAUDITED)

In January 2005, shareholders will be mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 2004.
--------------------------------------------------------------------------------

CONTACT INFORMATION

INVESTOR INFORMATION

For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free: 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.

A general description of the MFS funds' proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC's Web site at http://www.sec. gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

INVESTOR SERVICE

Write to us at: MFS Service Center, Inc.
                P.O. Box 55824
                Boston, MA 02205-5824

Type of Information            Phone number           Hours, Eastern Time
--------------------------------------------------------------------------------
General information            1-800-225-2606         8 a.m. to 8 p.m., any
                                                      business day
--------------------------------------------------------------------------------
Speech- or hearing-impaired    1-800-637-6576         9 a.m. to 5 p.m., any
                                                      business day
--------------------------------------------------------------------------------
Shares prices, account         1-800-MFS-TALK
balances exchanges             (1-800-637-8255)       24 hours a day, 365 days a
or stock and bond outlooks     touch-tone required    year
--------------------------------------------------------------------------------

WORLD WIDE WEB

Go to MFS.COM for a clear view of market events, investor education, account access, and product and performance insights.

Go paperless with EDELIVERY: Join your fellow shareholders who are already taking advantage of this great new benefit from MFS. With eDelivery, we send you prospectuses, reports, and proxies electronically. You get timely information without mailbox clutter (and help your fund save printing and postage costs).

SIGN-UP instructions: If your account is registered with us, go to mfs.com, log in to your account via MFS Access, and select the eDelivery sign up options.

If you own your MFS fund shares through a financial institution or through a retirement plan, MFS TALK, MFS Access, and eDelivery may not be available to you.

[logo] M F S(R)
INVESTMENT MANAGEMENT

(C) 2004 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                             MCM-ANN-10/04 53M

MFS(R) Mutual Funds

ANNUAL REPORT 8/31/04

MFS(R) MUNICIPAL
BOND FUND

A path for pursuing opportunity

[graphic omitted]

                                                           [logo] M F S(R)
                                                           INVESTMENT MANAGEMENT

--------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY: A COMMITMENT TO YOU
--------------------------------------------------------------------------------

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about every MFS investment product and service that we offer and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information; we maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

o data from investment applications and other forms

o share balances and transactional history with us, our affiliates, or others

o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may share information with companies or financial institutions that perform marketing services on our behalf or to other financial institutions with which we have joint marketing arrangements.

Access to your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards that comply with applicable federal regulations.

If you have any questions about MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

--------------------------------------------------------------------------------
NOT FDIC INSURED        MAY LOSE VALUE        NO BANK OR CREDIT UNION GUARANTEE
NOT A DEPOSIT       NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF
--------------------------------------------------------------------------------

MFS(R) MUNICIPAL BOND FUND

The fund seeks as high a level of current income exempt from federal income taxes as is considered consistent with prudent investing while seeking protection of shareholders' capital.

-------------------------------------------------------------------------------

A PROSPECTUS FOR ANY MFS PRODUCT CAN BE OBTAINED FROM YOUR INVESTMENT PROFESSIONAL. YOU SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING AS IT CONTAINS COMPLETE INFORMATION ON THE FUND'S INVESTMENT OBJECTIVE(s), THE RISKS ASSOCIATED WITH AN INVESTMENT IN THE FUND, AND THE FEES, CHARGES, AND EXPENSES INVOLVED. THESE ELEMENTS, AS WELL AS OTHER INFORMATION CONTAINED IN THE PROSPECTUS, SHOULD BE CONSIDERED CAREFULLY BEFORE INVESTING.

-------------------------------------------------------------------------------

TABLE OF CONTENTS
----------------------------------------------------

MFS PRIVACY POLICY
----------------------------------------------------
LETTER FROM THE CEO                                1
----------------------------------------------------
MFS ORIGINAL RESEARCH(R)                           5
----------------------------------------------------
MANAGEMENT REVIEW                                  6
----------------------------------------------------
PORTFOLIO COMPOSITION                             10
----------------------------------------------------
PERFORMANCE SUMMARY                               11
----------------------------------------------------
EXPENSE TABLE                                     14
----------------------------------------------------
PORTFOLIO OF INVESTMENTS                          16
----------------------------------------------------
FINANCIAL STATEMENTS                              34
----------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                     41
----------------------------------------------------
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM                            54
----------------------------------------------------
TRUSTEES AND OFFICERS                             55
----------------------------------------------------
MONEY MANAGEMENT FOR ALL TYPES OF INVESTORS       59
----------------------------------------------------
FEDERAL TAX INFORMATION                           60
----------------------------------------------------
ASSET ALLOCATION                                  61
----------------------------------------------------
CONTACT INFORMATION                       BACK COVER

--------------------------------------------------------------------------------
LETTER FROM THE CEO
--------------------------------------------------------------------------------

Dear Shareholders,

[Photo of Robert J. Manning]

Our firm was built on the strength of MFS Original Research(R), our in-depth analysis of every security we consider for our portfolios. We've been honing this process since 1932, when we created one of the mutual fund industry's first research departments. And we continue to fine-tune this process so that we can provide strong and consistent long-term investment performance to help you achieve your financial goals.

While we have achieved strong investment performance in many of our portfolios, our goal is to achieve the same strong results across all asset classes. To ensure that our portfolio teams are doing the best possible job for our firm's clients and shareholders, I am focusing the vast majority of my time on the three key elements that I believe truly differentiate MFS from its competitors: people, process, and culture.

PEOPLE

Our people have always been our most valuable resource. Our philosophy is to deliver consistent, repeatable investment results by hiring the most talented investors in our industry. We recruit from the nation's top business schools and hire experienced analysts, both domestically and around the globe.

Our analysts are the engine that powers our entire investment team because their recommendations have a direct impact on the investment performance of our portfolios. To demonstrate our ongoing commitment in this area, we increased the number of equity analysts at MFS from less than 40 at the end of 2000 to about 50 in June 2004. During that same period, we doubled the average investment experience of our domestic equity analysts, in part by recruiting more seasoned analysts to the firm. Moreover, our international network of investment personnel now spans key regions of the world with offices in London, Mexico City, Singapore, and Tokyo, as well as Boston.

One of the major advantages that MFS has over many of its competitors is that the position of research analyst is a long-term career for many members of our team, not simply a steppingstone toward becoming a portfolio manager. We have worked to elevate the stature of the analyst position to be on par with that of a portfolio manager. In fact, an exceptional research analyst has the opportunity to earn more at MFS than some portfolio managers.

At the same time, we look within the firm to promote talented analysts who choose a path toward becoming a portfolio manager. We rarely hire portfolio managers from our competitors because we believe the best investors are those steeped in the MFS process and culture. In the past few months, we have identified three senior research analysts who will assume roles on the management teams of several of our larger portfolios. MFS is fortunate to have a deep bench of talented investment personnel, and we welcome the opportunity to put their skills to work for our clients.

PROCESS

MFS was built on the strength of its bottom-up approach to researching securities. We have enhanced the mentoring process for our research analysts by calling on several of our most seasoned portfolio managers to supplement the work of Director of Global Equity Research David A. Antonelli. These portfolio managers are taking a special interest in developing the careers of our research analysts and strengthening our investment process. Kenneth J. Enright of our value equity group is working with a team of domestic analysts; David E. Sette-Ducati of our small- and mid-cap equity team is working with analysts concentrating on small- and mid-cap companies; and Barnaby Wiener of our international equity team in London heads the European equity research team.

We have combined the bottom-up approach of our research process with a top-down approach to risk controls on portfolio composition. We have a very strong quantitative team under the leadership of industry veteran Deborah H. Miller, who represents the equity management department on the Management Committee of the firm. Quantitative analysis helps us generate investment ideas and, more importantly, assess the appropriate level of risk for each portfolio. The risk assessment is designed to assure that each portfolio operates within its investment objectives.

Additionally, we have increased the peripheral vision of our investment personnel across asset classes through the collaboration of our Equity, Fixed Income, Quantitative Analysis, and Risk Management teams. We recently codified this key aspect of our culture by forming an Investment Management Committee, composed of key members of these teams. This committee will work to ensure that all teams are sharing information, actively debating investment ideas, and creating a unified investment team.

CULTURE

Teamwork is at the heart of our ability to deliver consistent and competitive investment performance over time. At MFS, each member of our team is involved in our success; we have no superstars. The collaborative nature of our process works to assure a consistent investment approach across all of our products and provides a high level of continuity in portfolio management because our investment performance never depends on the contributions of just a single individual. Our culture is based on an environment of teamwork that allows our investment personnel to be successful. In turn, we demand superior investment results from every member of our team.

We have created a meritocracy at our firm based on investment results. We hold all of our portfolio managers accountable for the performance of their portfolios and their contributions to the team. We also track the equity and fixed-income ratings of our analysts so we can evaluate them based on the performance of their recommendations. We align bonus compensation to investment performance by weighting rewards to those who have created the greatest long-term benefit for our shareholders and who contribute most successfully to the Original Research(SM) process.

The strength of our culture has resulted in a tremendous amount of stability. Although we have dismissed members of our team whose performance did not meet MFS' high standards, only one portfolio manager has voluntarily left the firm over the past six months, based on a decision to retire from the industry.

In short, we can help you achieve your financial goals by hiring talented people, following a disciplined process, and maintaining our firm's unique culture. The enhancements described in this letter reflect the collaborative spirit and the depth of resources in our investment teams.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Robert J. Manning

    Robert J. Manning
    Chief Executive Officer and Chief Investment Officer
    MFS Investment Management(R)

    September 20, 2004

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
MFS ORIGINAL RESEARCH(R)
--------------------------------------------------------------------------------

THE MFS(R) DIFFERENCE

For 80 years MFS has been offering investors clear paths to pursuing specific investment objectives. Today, millions of individuals and thousands of institutions all over the world look to MFS to manage their assets with insight and care.

Our success, we believe, has to do with the fact that we see investors as people with plans, not just dollars to invest.

When you invest with MFS, you invest with a company dedicated to helping you realize your long-term financial goals.

INVESTORS CHOOSE MFS FOR OUR

o global asset management expertise across all asset classes

o time-tested money management process for pursuing consistent results

o full spectrum of investment products backed by MFS Original Research(R)

o resources and services that match real-life needs

TURNING INFORMATION INTO OPPORTUNITY

Sound investments begin with sound information. MFS has been doing its own research and analyzing findings in-house for decades. The process we use to uncover opportunity is called MFS Original Research(R).

MFS ORIGINAL RESEARCH INVOLVES

o meeting with the management of 3,000 companies each year to assess their business plans and the managers' ability to execute those plans

o making onsite visits to more than 2,000 companies annually to gain first-hand knowledge of their operations and products

o analyzing financial statements and balance sheets

o talking extensively with companies' customers and competitors

o developing our own proprietary estimates of companies' earnings

--------------------------------------------------------------------------------
MANAGEMENT REVIEW
--------------------------------------------------------------------------------

MARKET ENVIRONMENT

The 12-month period ended August 31, 2004, was a roller-coaster ride for bond investors. Going into the period in September of 2003, long-term interest rates were moving up as, we believe, the consensus view was that the economy was strengthening and the Federal Reserve Board (the Fed) would begin to raise short-term rates by the following spring. In late 2003 and early 2004, however, weakness in both corporate spending and job creation, in our view, increased the perceived risk that the economic recovery could falter and caused investors to push up long-term bond prices - because high-quality bonds are seen as a refuge in times of economic concern. Interest rates, which move in the opposite direction of bond prices, retreated.

In early April, however, the U.S. government reported that job growth in March had been significantly higher than it had been for years. Jobs reports for the next few months also came in strong. Driven in part by rocketing oil prices, inflation began to creep up as well, after having been dormant for some time. These factors, in our view, led investors to conclude that a Fed rate increase could be imminent; interest rates across the yield curve headed upward again. And in fact the Fed raised rates for the first time in four years on June 30 and hiked them again on August 10.

But while the Fed, in our view, seemed committed to a course of slowly raising short-term rates, in the final months of the period several factors pushed long-term rates downward again. Job growth faltered. Economic growth, as measured by gross domestic product (GDP) growth, slowed in the second quarter of 2004. Excess production capacity, which we feel has held back investments in new plants and equipment for some years, did not come down as quickly as many observers had hoped. In addition, we feel geopolitical concerns about the Iraq situation and potential terrorist attacks sparked a "flight to quality" by some investors seeking the safety of U.S. Treasuries and other high-quality issues. The net effect was that, late in the period, interest rates on the short end of the yield curve moved up while rates on the long end came down. The yield on the 10-year Treasury bond, which had reached a low point for the period of 3.68% in mid-March, rose to a period high of 4.87% in June and slipped back to 4.12% as the period ended on August 31.

Municipal bond rates followed a roller-coaster path similar to that of interest rates in other fixed-income sectors. For the period as a whole, rates on shorter-maturity municipal bonds rose while interest rates on bonds with maturities of 5 years and more generally declined.

DETRACTORS FROM PERFORMANCE

An overweighting in housing bonds - relative to the fund's benchmark, the Lehman Brothers Municipal Bond Index - detracted from performance during the period. Over the longer term, we like this sector because historically it has delivered lower volatility of returns and higher levels of income than some sectors with similar risk levels. However, falling interest rates during parts of the period increased the prepayment risks associated with housing bonds and therefore muted their performance. (Prepayment risk is the risk that homeowners will prepay their mortgages to refinance at a lower rate, forcing housing bond holders to reinvest at lower prevailing rates.)

An underweighting in tobacco bonds also held back relative performance. Tobacco bonds are state bonds backed by payments under the Master Settlement Agreement
(MSA) between the states and the major tobacco companies in which the states agreed to drop their lawsuits against the firms in return for a series of payments. An underweighting in these bonds had helped performance during the preceding one-year period that ended August 31, 2003, as other lawsuits raised concerns about the tobacco firms' ability to continue MSA payments. During the one-year period ended August 31, 2004, however, those litigation concerns appeared to subside, tobacco bonds rallied, and our underweighting proved detrimental to performance.

A relatively short average duration compared with that of our benchmark also hurt relative results. (Duration is a measure of a fund's sensitivity to changes in interest rates.) Over the period we managed the portfolio to be modestly short on duration - i.e., less sensitive to interest rate changes - because we felt there was a strong probability that rates would rise, which would have been negative for bond prices. When the opposite occurred and rates fell for some of the period, our shorter duration caused us to benefit somewhat less than our benchmark from the rally in bond prices.

CONTRIBUTORS TO PERFORMANCE

The fund's positioning on the yield curve was the strongest contributor to relative performance. (A yield curve for bonds shows the relationship between yield and time to maturity. In a majority of market environments, longer-maturity bonds offer higher yields but are more exposed to duration risk - the risk that a change in interest rates may adversely affect a bond's price.) The fund's underweighting on the shorter maturity end ("short end") of the curve helped results as short-term interest rates were raised by the Fed, causing prices of shorter-maturity bonds to fall. Similarly, a small overweighting toward the long end of the curve, particularly in the 15- to 20-year area, aided relative returns as long-term rates fell for part of the period.

An underweighting in general obligation (GO) bonds also helped relative results as that area of the bond market underperformed. GO bonds are state and local issues backed by the full faith and taxing ability of their issuing governments. In our view, the GO sector suffered during the period because tax revenues, the chief source of income for state and local governments, generally did not increase as rapidly as health care, education, and services expenses.

The fund was overweighted in the health care sector, which performed strongly over the period and thus aided relative returns. According to our research, health care providers in general benefited from strong revenue growth driven by a combination of higher payments from HMOs, favorable Medicare and Medicaid reimbursement rates, and the containment of cost pressures from labor and insurance companies. Within the sector, our specific bond selection also boosted relative results. One area of opportunity, in our view, has been debt issued by rural hospitals that have limited competition and a dominant market share.

Security selection in the utilities sector also helped relative performance. As the Enron bankruptcy and its aftermath became more distant memories, we believe investor confidence in the sector continued to revive. Our focus on traditional regulated utilities and our tendency to avoid firms with significant energy trading exposure proved positive for the fund. Security selection in the education and transportation sectors aided relative returns as well.

    Respectfully,

/s/ Michael L. Dawson                 /s/ Geoffrey L. Schechter

    Michael L. Dawson                     Geoffrey L. Schechter
    Portfolio Manager                     Portfolio Manager

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market and other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities and may not be representative of any MFS portfolio's current or future investments.

The fund will charge a 2% redemption fee on proceeds from shares redeemed or exchanged within 5 business days of acquiring (either by purchasing or exchanging) fund shares. See the prospectus for complete details.

-------------------------------------------------------------------------------

Visit mfs.com for our latest economic and investment outlook.

o Under Updates & Announcements, click Week in Review for a summary of recent investment-related news.

o From Week in Review, link to MFS Global Perspective for our current view of the world.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
-------------------------------------------------------------------------------

          -------------------------------------------------------
                              PORTFOLIO STRUCTURE*
          -------------------------------------------------------

          Bonds                                             95.5%
          Cash and Other Net Assets                          0.5%

          -------------------------------------------------------
                                CREDIT QUALITY**
          -------------------------------------------------------

          AAA                                               52.9%
          -------------------------------------------------------
          AA                                                11.7%
          -------------------------------------------------------
          A                                                 24.7%
          -------------------------------------------------------
          BBB                                               10.2%
          -------------------------------------------------------
          BB                                                 0.1%
          -------------------------------------------------------
          Not Rated                                          0.1%
          -------------------------------------------------------
          Other                                              0.3%
          -------------------------------------------------------


          -------------------------------------------------------
                               PORTFOLIO FACTS
          -------------------------------------------------------

          Average Duration                                   7.32
          -------------------------------------------------------
          Average Life                                 14.29 Yrs.
          -------------------------------------------------------
          Average Maturity                             14.90 Yrs.
          -------------------------------------------------------
          Average Quality                                     AA-
          -------------------------------------------------------

          -------------------------------------------------------
                          TOP 5 INDUSTRY WEIGHTINGS*
          -------------------------------------------------------

          Municipal Owned Utilities                         18.4%
          -------------------------------------------------------
          Healthcare/Hospitals                              14.1%
          -------------------------------------------------------
          Municipal General Obligations/GP                  13.6%
          -------------------------------------------------------
          State and Local Approp.                            9.3%
          -------------------------------------------------------
          Municipal General Obligations/Schools              8.2%
          -------------------------------------------------------

Percentages are based on total net assets as of 8/31/04.

 * For purposes of this graphical presentation, the bond component includes both the accrued interest on bonds and the equivalent exposure from any derivative holdings if applicable. Data represents 100% of the portfolio. However, constituent weights as presented may not sum to 100% due to rounding.

** Credit quality ratings are based on a weighted average of each security's rating from Moody's Investors Service. If not rated by Moody's, the rating will be that assigned by Standard & Poor's. Likewise, if not assigned a rating by Standard & Poor's, it will be based on the rating assigned by Fitch, Inc. If not rated by any of the three agencies, the security is considered not rated.

The portfolio is actively managed, and current holdings may be different.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY THROUGH 8/31/04
--------------------------------------------------------------------------------

The following chart illustrates the historical performance of the fund's original share class in comparison to its benchmark. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.)

VISIT MFS.COM FOR THE MOST RECENT MONTH-END PERFORMANCE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. ANY HIGH SHORT-TERM RETURNS MAY BE AND LIKELY WERE ATTRIBUTABLE TO RECENT FAVORABLE MARKET CONDITIONS, WHICH MAY NOT BE REPEATED. THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                                 MFS Municipal     Lehman Brothers
                                 Bond Fund --      Municipal Bond
                                   Class A             Index

              8/94                 $ 9,525           $10,000
              8/96                  10,669            11,457
              8/98                  12,425            13,598
              8/00                  13,091            14,592
              8/02                  15,315            17,083
              8/04                  16,798            18,871


TOTAL RETURNS

--------------------
Average annual
without sales charge
--------------------
                         Class
Share class         inception date      1-yr       3-yr      5-yr      10-yr
------------------------------------------------------------------------------
        A              12/16/76           6.70%     5.21%     6.45%      5.84%
------------------------------------------------------------------------------
        B               9/7/93            5.86%     4.37%     5.61%      4.96%
------------------------------------------------------------------------------

--------------------
Average annual
--------------------

Comparative benchmarks
------------------------------------------------------------------------------
Average general municipal debt fund+      6.44%     4.35%     5.54%      5.56%
------------------------------------------------------------------------------
Lehman Brothers Municipal Bond
Index#                                    7.11%     5.48%     6.67%      6.56%
------------------------------------------------------------------------------

--------------------
Average annual
with sales charge
--------------------

Share class
------------------------------------------------------------------------------
        A                                 1.63%     3.52%     5.42%      5.32%
------------------------------------------------------------------------------
        B                                 1.86%     3.44%     5.29%      4.96%
------------------------------------------------------------------------------

--------------------
Cumulative
without sales charge
--------------------

------------------------------------------------------------------------------
        A                                 6.70%    16.45%    36.68%     76.36%
------------------------------------------------------------------------------
        B                                 5.86%    13.69%    31.40%     62.30%
------------------------------------------------------------------------------

+ Source: Lipper Inc., an independent firm that reports mutual fund performance.

# Source: Standard & Poor's Micropal, Inc.

INDEX DEFINITION

LEHMAN BROTHERS MUNICIPAL BOND INDEX - a broad measure of the municipal bond market.

It is not possible to invest directly in an index.

NOTES TO PERFORMANCE SUMMARY

Class A results, including sales charge, reflects the deduction of the maximum 4.75% sales charge. Class B results, including sales charge, reflects the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.

KEY RISK CONSIDERATIONS

The portfolio may invest in speculative bonds, which are subject to a higher risk that the issuer will default on payments of principal and interest from higher rated investment grade bonds. See the prospectus for more details.

A portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

The portfolio's value will vary daily since its investments will fluctuate in response to issuer, market, regulatory, economic, or political developments. Because stocks tend to be more volatile than some other investments, such as bonds, the more assets a fund dedicates to stocks, generally the more volatile the portfolio's value will be. Historically, stocks have outperformed bonds over time. The portfolio's investment risks should be considered prior to investing. Please see the prospectus for further information regarding these and other risk considerations.

-------------------------------------------------------------------------------
EXPENSE TABLE
-------------------------------------------------------------------------------

FUND EXPENSES BORNE BY SHAREHOLDERS DURING THE PERIOD FROM MARCH 1, 2004, THROUGH AUGUST 31, 2004.

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments and redemption fees on certain exchanges and redemptions, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, March 1, 2004 through August 31, 2004.

ACTUAL EXPENSES

The first line for each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
                                                                       Expenses
                                                                     Paid During
                         Annualized    Beginning        Ending         Period**
                           Expense   Account Value   Account Value*   3/01/04-
                            Ratio       3/01/04         8/31/04       8/31/04
--------------------------------------------------------------------------------
        Actual              0.47%      $1,000          $1,004           $2.37
 A  ----------------------------------------------------------------------------
        Hypothetical        0.47%      $1,000          $1,023           $2.40
--------------------------------------------------------------------------------
        Actual              1.23%      $1,000          $1,000           $6.20
 B  ----------------------------------------------------------------------------
        Hypothetical        1.23%      $1,000          $1,019           $6.26
--------------------------------------------------------------------------------

* Ending account value reflects each class' ending account value assuming the actual class return per year before expenses (Actual) and a hypothetical 5% class return per year before expenses (Hypothetical).
** Expenses paid is equal to each class' annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher.

-------------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - 8/31/04
-------------------------------------------------------------------------------------------------

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 98.5%
-------------------------------------------------------------------------------------------------
ISSUER                                                             PAR AMOUNT             $ VALUE
-------------------------------------------------------------------------------------------------
Airport & Port Revenue - 2.6%
-------------------------------------------------------------------------------------------------
Chicago, IL, O'Hare International Airport Rev. (2nd Lien
Passenger Facility D), AMBAC, 5.5%, 2019                           $1,845,000          $1,997,397
-------------------------------------------------------------------------------------------------
Chicago, IL, O'Hare International Airport Rev. (3rd Lien
Passenger Facility B), FSA, 5.75%, 2022                             1,125,000           1,218,971
-------------------------------------------------------------------------------------------------
Chicago, IL, O'Hare International Airport Rev., RITES, FSA,
9.5721%, 2022+(+)                                                   2,500,000           2,917,650
-------------------------------------------------------------------------------------------------
Chicago, IL, O'Hare International Airport Rev., RITES, XLCA,
10.0721%, 2029+(+)                                                  3,000,000           3,542,460
-------------------------------------------------------------------------------------------------
Connecticut Airport Rev. (Bradley International Airport),
FGIC, 7.65%, 2004(++)                                               5,000,000           5,025,700
-------------------------------------------------------------------------------------------------
Denver, CO, City & County Airport Rev., RITES, AMBAC,
10.35%, 2017+(+)                                                    2,500,000           3,046,400
-------------------------------------------------------------------------------------------------
Massachusetts Port Authority Rev., 6%, 2011 - 2012                  1,205,000           1,355,387
-------------------------------------------------------------------------------------------------
Massachusetts Port Authority Rev., 13%, 2013(++)                    3,165,000           4,726,516
-------------------------------------------------------------------------------------------------
Massachusetts Port Authority Rev., 6.125%, 2017                     1,500,000           1,717,710
-------------------------------------------------------------------------------------------------
Niagara, NY, Frontier Transportation Authority (Buffalo-
Niagara International Airport), MBIA, 5.875%, 2013                  1,485,000           1,649,093
-------------------------------------------------------------------------------------------------
Port of Seattle, WA, "A", FGIC, 5.5%, 2021                          4,000,000           4,290,400
-------------------------------------------------------------------------------------------------
                                                                                      $31,487,684
-------------------------------------------------------------------------------------------------
General Obligations - General Purpose - 13.6%
-------------------------------------------------------------------------------------------------
Allen County, IN, Jail Building Corp., First Mortgage,
5.75%, 2020                                                        $2,750,000          $3,082,585
-------------------------------------------------------------------------------------------------
Chicago, IL, FGIC, 6.125%, 2020                                     3,785,000           4,400,290
-------------------------------------------------------------------------------------------------
Chicago, IL, RITES, AMBAC, 9.1754%, 2018+(+)                        5,900,000           7,725,814
-------------------------------------------------------------------------------------------------
Commonwealth of Massachusetts, 6.5%, 2008(++)                       6,300,000           7,184,205
-------------------------------------------------------------------------------------------------
Commonwealth of Massachusetts, "B", 5.25%, 2028                     5,000,000           5,378,450
-------------------------------------------------------------------------------------------------
Commonwealth of Massachusetts, FGIC, 7%, 2009(++)                   7,000,000           8,092,000
-------------------------------------------------------------------------------------------------
Commonwealth of Massachusetts, ROLs, 9.342%, 2017+(+) (++)          2,870,000           3,640,251
-------------------------------------------------------------------------------------------------
Commonwealth of Puerto Rico, ROLs, XLCA, 9.506%, 2017+(+)           1,150,000           1,530,880
-------------------------------------------------------------------------------------------------
Cranston, RI, FGIC, 6.375%, 2017                                      830,000             979,209
-------------------------------------------------------------------------------------------------
Delaware County, OH, 6.25%, 2010(++)                                1,000,000           1,196,480
-------------------------------------------------------------------------------------------------
Detroit, MI, 6.25%, 2009                                            5,235,000           5,437,123
-------------------------------------------------------------------------------------------------
Detroit/Wayne County, MI, Stadium Authority, FGIC,
5.5%, 2017                                                          6,000,000           6,538,920
-------------------------------------------------------------------------------------------------
Hidalgo County, TX, AMBAC, 6%, 2016                                 1,005,000           1,159,790
-------------------------------------------------------------------------------------------------
Houston County, AL, AMBAC, 6.25%, 2019                              3,315,000           3,915,148
-------------------------------------------------------------------------------------------------
Interlocken Metropolitan District, CO, Improvement "C",
XLCA, 0%, 2027                                                      1,860,000             483,265
-------------------------------------------------------------------------------------------------
Mobile County, AL, 6%, 2009(++)                                     3,200,000           3,698,496
-------------------------------------------------------------------------------------------------
New York City Urban Development Corp., 5.5%, 2016                  14,690,000          15,871,664
-------------------------------------------------------------------------------------------------
New York City, NY, "B", 7.5%, 2007                                    955,000             958,333
-------------------------------------------------------------------------------------------------
New York City, NY, "B", 5.75%, 2015                                 5,850,000           6,581,543
-------------------------------------------------------------------------------------------------
New York City, NY, FGIC, 5.75%, 2006(++)                           11,085,000          11,826,808
-------------------------------------------------------------------------------------------------
New York City, NY, FGIC, 5.75%, 2013 - 2014                        18,000,000          19,526,710
-------------------------------------------------------------------------------------------------
Pittsfield, MA, MBIA, 5.5%, 2017                                      100,000             112,693
-------------------------------------------------------------------------------------------------
San Antonio, TX, 5%, 2020                                           2,990,000           3,096,474
-------------------------------------------------------------------------------------------------
Schaumburg, IL, "B", FGIC, 5.25%, 2034                              2,000,000           2,090,940
-------------------------------------------------------------------------------------------------
Southlake, TX, AMBAC, 0%, 2018 - 2021                               4,985,000           2,172,123
-------------------------------------------------------------------------------------------------
State of California, 5.5%, 2012 - 2013                              5,350,000           6,058,963
-------------------------------------------------------------------------------------------------
State of California, 5.1%, 2034                                     5,000,000           5,046,600
-------------------------------------------------------------------------------------------------
State of California, RITES, 9.0789%, 2012+(+)                       5,825,000           7,456,000
-------------------------------------------------------------------------------------------------
State of California, RITES, XLCA, 9.6639%, 2017+(+)                 6,875,000           8,668,138
-------------------------------------------------------------------------------------------------
State of Washington, 6.75%, 2010                                    3,880,000           4,598,886
-------------------------------------------------------------------------------------------------
State of Washington, 6%, 2012                                       4,360,000           5,113,931
-------------------------------------------------------------------------------------------------
                                                                                     $163,622,712
-------------------------------------------------------------------------------------------------
General Obligations - Improvement - 2.7%
-------------------------------------------------------------------------------------------------
Birmingham, AL, 5.75%, 2019                                        $1,000,000          $1,122,480
-------------------------------------------------------------------------------------------------
District of Columbia, MBIA, 6.5%, 2010                              3,095,000           3,656,866
-------------------------------------------------------------------------------------------------
District of Columbia, MBIA, 6.5%, 2010(++)                          2,905,000           3,463,021
-------------------------------------------------------------------------------------------------
Massachusetts Bay Transportation Authority (General
Transportation Systems), XLCA, 7%, 2021                            10,185,000          13,046,679
-------------------------------------------------------------------------------------------------
Massachusetts Bay Transportation Authority, Transportation
Systems "C", XLCA, 6.1%, 2013                                      10,200,000          12,146,262
-------------------------------------------------------------------------------------------------
                                                                                      $33,435,308
-------------------------------------------------------------------------------------------------
General Obligations - Schools - 8.1%
-------------------------------------------------------------------------------------------------
Chicago, IL, Board of Education, AMBAC, 5.4%, 2017                 $3,000,000          $3,304,860
-------------------------------------------------------------------------------------------------
Chicago, IL, Board of Education, FGIC, 5.875%, 2010(++)             3,715,000           4,334,996
-------------------------------------------------------------------------------------------------
Chicago, IL, Board of Education, MBIA, 6.25%, 2009 - 2015          25,455,000          30,042,569
-------------------------------------------------------------------------------------------------
Chicago, IL, Board of Education, RITES, FGIC, 8.641%, 2019+(+)     $5,000,000          $6,329,600
-------------------------------------------------------------------------------------------------
Clark County, NV, School District, "A", MBIA, 7%, 2010              4,000,000           4,830,920
-------------------------------------------------------------------------------------------------
Florida Board of Education, Capital Outlay, 9.125%, 2014            1,735,000           2,325,004
-------------------------------------------------------------------------------------------------
Florida Board of Education, Capital Outlay, 9.125%, 2014(++)          265,000             362,764
-------------------------------------------------------------------------------------------------
Forsyth County, GA, School District, 6%, 2015 - 2016                1,590,000           1,842,027
-------------------------------------------------------------------------------------------------
Gilroy, CA, Unified School District, FGIC, 5%, 2027                 1,000,000           1,025,470
-------------------------------------------------------------------------------------------------
Grand Blanc, MI, Community Schools (School Building & Site),
FSA, 5%, 2028                                                       1,000,000           1,018,650
-------------------------------------------------------------------------------------------------
Highland Park, TX, Independent School District, 5.125%, 2016        2,525,000           2,698,114
-------------------------------------------------------------------------------------------------
Jackson, MI, Public School System, FGIC, 6%, 2013                   1,500,000           1,730,745
-------------------------------------------------------------------------------------------------
Kane Cook & Dupage Counties, IL, FSA, 6.5%, 2017                    1,345,000           1,596,515
-------------------------------------------------------------------------------------------------
Kane Cook & Dupage Counties, IL, FSA, 6.375%, 2019                  1,245,000           1,465,838
-------------------------------------------------------------------------------------------------
Knox County, KY, XLCA, 5.625%, 2035                                 1,150,000           1,232,237
-------------------------------------------------------------------------------------------------
Lancaster, TX, Independent School District, Capital
Appreciation, FSA, 0%, 2026 - 2027                                  3,335,000             931,970
-------------------------------------------------------------------------------------------------
Lane County, OR, School District, 6.25%, 2010(++)                   1,000,000           1,174,230
-------------------------------------------------------------------------------------------------
Lane County, OR, School District, 6.25%, 2010(++)                   1,150,000           1,350,365
-------------------------------------------------------------------------------------------------
Leander, TX, Independent School District, PSF, 0%, 2018             4,885,000           2,290,430
-------------------------------------------------------------------------------------------------
Lewisville, TX, Independent School District, PSF, 5%, 2018          8,500,000           8,898,565
-------------------------------------------------------------------------------------------------
Marshall, MI, Public School District, 5.5%, 2016                      500,000             557,680
-------------------------------------------------------------------------------------------------
Rancho Santiago, CA, Community College District, Election of
2002, MBIA, 5%, 2027                                                2,200,000           2,256,584
-------------------------------------------------------------------------------------------------
Rockwall, TX, Independent School District, PSF, 0%, 2014            2,000,000           1,260,020
-------------------------------------------------------------------------------------------------
San Marcos, TX, Independent School District, PSF,
5.625%, 2025 - 2026                                                 4,000,000           4,339,860
-------------------------------------------------------------------------------------------------
San Rafael, CA, Elementary School District, Election of
1999, MBIA, 5%, 2028                                                2,500,000           2,554,150
-------------------------------------------------------------------------------------------------
Snohomish County, WA, School District 6, 6%, 2014                   1,690,000           1,968,275
-------------------------------------------------------------------------------------------------
State Public School Building Authority, PA (Wattsburg),
Rev., MBIA, 0%, 2028 - 2031                                         5,470,000           1,380,436
-------------------------------------------------------------------------------------------------
Wasco County, OR, FSA, 6%, 2010(++)                                 1,360,000           1,586,862
-------------------------------------------------------------------------------------------------
Wylie, TX, Independent School District, PSF, 5.25%, 2029            3,955,000           4,100,821
-------------------------------------------------------------------------------------------------
                                                                                      $98,790,557
-------------------------------------------------------------------------------------------------
Healthcare Revenue - Hospitals - 13.5%
-------------------------------------------------------------------------------------------------
Akron Bath Copley, OH, Hospital Rev. (Children's Hospital),
FSA, 5.25%, 2025                                                   $1,000,000          $1,046,230
-------------------------------------------------------------------------------------------------
Baxter County, AR, Hospital Rev., 5.375%, 2014                      1,000,000           1,031,180
-------------------------------------------------------------------------------------------------
Baxter County, AR, Hospital Rev., 5.6%, 2021                        1,750,000           1,786,733
-------------------------------------------------------------------------------------------------
Colorado Health Facilities Authority Rev. (Portercare
Adventist Health Systems), 6.625%, 2026                             1,250,000           1,374,650
-------------------------------------------------------------------------------------------------
Cullman, AL, Cullman Medical Park South, Medical Clinic
Board Rev. (Cullman Regional Medical Center), 6.5%, 2013            1,275,000           1,282,025
-------------------------------------------------------------------------------------------------
Delaware Health Facilities Authority Rev. (Nanticoke
Memorial Hospital), 5.625%, 2032                                    1,215,000           1,254,208
-------------------------------------------------------------------------------------------------
Denver, CO, Health & Hospital Authority Rev., 5.375%, 2028          2,440,000           2,333,201
-------------------------------------------------------------------------------------------------
District of Columbia, Hospital Rev. (Medlantic Healthcare),
MBIA, 5.25%, 2019                                                   6,750,000           7,067,858
-------------------------------------------------------------------------------------------------
Elkhart County, IN, Hospital Authority Rev. (Elkhart General
Hospital, Inc.), 5.25%, 2018 - 2020                                 5,345,000           5,401,009
-------------------------------------------------------------------------------------------------
Florence County, SC, Hospital Rev. (McLeod Regional Medical
Center), "A", FSA, 5.25%, 2034                                      5,000,000           5,172,700
-------------------------------------------------------------------------------------------------
Gainsville & Hall County, GA, Hospital Authority Rev.
(Northeast Georgia Health System), 5.5%, 2031                       1,555,000           1,584,312
-------------------------------------------------------------------------------------------------
Gulfport, MS, Healthcare Authority Rev. (Memorial Hospital),
5.75%, 2031                                                         1,500,000           1,544,910
-------------------------------------------------------------------------------------------------
Harris County, TX, Health Facilities Development Corp. "A"
(Texas Children's Hospital), 5.375%, 2015                           4,300,000           4,529,921
-------------------------------------------------------------------------------------------------
Harris County, TX, Health Facilities Development Corp.
Hospital Rev. (Memorial Herman Healthcare), 6.375%, 2029            2,000,000           2,190,300
-------------------------------------------------------------------------------------------------
Highlands County, FL, Health Facilities Authority Rev.
(Adventist/Sunbelt Hospital), 6%, 2031                              1,000,000           1,059,910
-------------------------------------------------------------------------------------------------
Huntsville, AL, Health Care Authority Rev., 5.625%, 2026            2,595,000           2,669,425
-------------------------------------------------------------------------------------------------
Illinois Development Finance Authority Rev. "A" (Provena
Health), MBIA, 5.25%, 2012                                          1,600,000           1,746,512
-------------------------------------------------------------------------------------------------
Illinois Educational Facilities Authority Rev. (Advocate
Health Care Network), MBIA, 5.7%, 2011                              3,005,000           3,305,410
-------------------------------------------------------------------------------------------------
Illinois Educational Facilities Authority Rev. (Centegra
Health Systems), 5.25%, 2024                                        5,500,000           5,366,680
-------------------------------------------------------------------------------------------------
Illinois Health Facilities Authority Rev. (Advocate Health
Care Network), 6.375%, 2015                                         1,800,000           1,998,990
-------------------------------------------------------------------------------------------------
Illinois Health Facilities Authority Rev. (Condell Medical
Center), 6.35%, 2015                                                6,500,000           7,055,035
-------------------------------------------------------------------------------------------------
Illinois Health Facilities Authority Rev. (Decatur Memorial
Hospital), 5.75%, 2024                                              2,650,000           2,728,785
-------------------------------------------------------------------------------------------------
Illinois Health Facilities Authority Rev. (Passavant
Memorial Area Hospital Associates), 6%, 2024                        1,165,000           1,199,321
-------------------------------------------------------------------------------------------------
Illinois Health Facilities Authority Rev. (Riverside Health
Systems), 5.75%, 2022                                               1,975,000           2,013,730
-------------------------------------------------------------------------------------------------
Illinois Health Facilities Authority Rev. (Sinai Health),
FHA, 5.15%, 2037                                                    2,400,000           2,417,472
-------------------------------------------------------------------------------------------------
Indiana Health Facilities Hospital Rev. (Deaconess Hospital)
"A", AMBAC, 5.375%, 2034                                            2,075,000           2,149,700
-------------------------------------------------------------------------------------------------
Iowa Finance Authority, Health Care Facilities Rev. (Genesis
Medical Center), 6.125%, 2016                                       2,195,000           2,358,023
-------------------------------------------------------------------------------------------------
Kentucky Economic Development Finance Authority, Health
Systems Rev. (Norton Healthcare, Inc.), 6.5%, 2020                  4,750,000           5,024,883
-------------------------------------------------------------------------------------------------
Marion County, FL, Hospital District Rev. (Monroe Hospital),
5.625%, 2019                                                        2,610,000           2,706,440
-------------------------------------------------------------------------------------------------
Marshall County, AL, Health Care "A", 5.75%, 2015                   1,000,000           1,083,190
-------------------------------------------------------------------------------------------------
Martin County, FL, Health Facilities (Martin Memorial
Medical Center) "B", 5.875%, 2032                                   2,200,000           2,227,456
-------------------------------------------------------------------------------------------------
Maryland Health & Higher Educational Facilities Authority
Rev. (Lifebridge Health), "A", 5.125%, 2034                         1,000,000           1,001,850
-------------------------------------------------------------------------------------------------
Maryland Health & Higher Educational Facilities Authority
Rev. (Medstar Health), 5.5%, 2033                                   1,115,000           1,122,917
-------------------------------------------------------------------------------------------------
Maryland Health & Higher Educational Facilities Authority
Rev. (University of Maryland Medical System), 6.75%, 2030           1,000,000           1,129,380
-------------------------------------------------------------------------------------------------
Massachusetts Health & Educational Facilities Authority Rev.
(Caritas Christi Obligation), 5.7%, 2015                            2,500,000           2,564,700
-------------------------------------------------------------------------------------------------
Massachusetts Health & Educational Facilities Authority Rev.
(Partners Healthcare Systems), 5.75%, 2021                          1,500,000           1,616,430
-------------------------------------------------------------------------------------------------
Michigan Hospital Finance Authority Rev. "A" (Crittenton),
5.625%, 2027                                                        1,000,000           1,027,630
-------------------------------------------------------------------------------------------------
Michigan Hospital Finance Authority Rev. (Mercy Mount
Clement), MBIA, 5.75%, 2017                                         2,900,000           3,241,533
-------------------------------------------------------------------------------------------------
Michigan Hospital Finance Authority Rev., MBIA,
5.375%, 2014(++)                                                      515,000             563,518
-------------------------------------------------------------------------------------------------
Monroe County, PA, Hospital Authority Rev. (Pocono Medical
Center), 6%, 2043                                                     750,000             766,185
-------------------------------------------------------------------------------------------------
Mount Lebanon, PA, Hospital Authority Rev. (St. Clair
Memorial Hospital), 5.625%, 2032                                    1,335,000           1,360,725
-------------------------------------------------------------------------------------------------
New Hampshire Health & Education Facilities Rev. (Exeter
Hospital), 6%, 2016                                                 1,000,000           1,085,930
-------------------------------------------------------------------------------------------------
North Central, TX, Health Facilities Development Corp. Rev.
(Texas Health Resources System), MBIA, 5%, 2017                     5,000,000           5,226,350
-------------------------------------------------------------------------------------------------
North Texas Health Facilities Development Corp. Rev. (United
Regional Health Care System, Inc.), 6%, 2023                        4,000,000           4,190,360
-------------------------------------------------------------------------------------------------
Orange County, FL, Health Facilities Authority Hospital Rev.
(Adventist Health Systems), 5.625%, 2032                            1,490,000           1,544,817
-------------------------------------------------------------------------------------------------
Orange County, FL, Health Facilities Authority Hospital Rev.
(Orlando Regional Healthcare), 5.75%, 2032                          2,230,000           2,311,417
-------------------------------------------------------------------------------------------------
Palm Beach County, FL, Health Facilities Rev. (Boca Raton
Hospital), 5.5%, 2021                                               1,500,000           1,545,105
-------------------------------------------------------------------------------------------------
Peninsula Ports Authority Rev. (Whittaker Memorial), FHA,
8.7%, 2023                                                          1,570,000           1,918,509
-------------------------------------------------------------------------------------------------
Pennsylvania Higher Educational Facilities Rev. (Allegheny
Delaware Valley), MBIA, 5.3%, 2006                                  1,975,000           2,086,054
-------------------------------------------------------------------------------------------------
Pennsylvania Higher Educational Facilities Rev. (Allegheny
Delaware Valley), MBIA, 5.875%, 2016                                5,000,000           5,426,400
-------------------------------------------------------------------------------------------------
Rhode Island Health & Education Building Rev., Hospital
Financing (Lifespan Obligation Group), 6.375%, 2021                 2,000,000           2,122,120
-------------------------------------------------------------------------------------------------
Richland County, OH, Hospital Facilities Rev. (Medcentral
Health Systems), 6.375%, 2022                                       1,000,000           1,056,630
-------------------------------------------------------------------------------------------------
Royston, GA, Hospital Authority Rev. (Ty Cobb Healthcare
Systems, Inc.), 6.7%, 2016                                            770,000             774,258
-------------------------------------------------------------------------------------------------
Shelby County, TN, Health Educational and Housing Facilities
Board, Hospital Rev. (Methodist Healthcare), 6.375%, 2019           2,000,000           2,197,640
-------------------------------------------------------------------------------------------------
South Carolina Jobs & Economic Development Authority (Bon
Secours Health Systems, Inc.), "A", 5.625%, 2030                    2,055,000           2,079,845
-------------------------------------------------------------------------------------------------
Steubenville, OH, Hospital Rev. (Trinity Hospital),
6.375%, 2020                                                        1,200,000           1,274,316
-------------------------------------------------------------------------------------------------
Tallahassee, FL, Health Facilities Rev. (Tallahassee
Memorial Healthcare), 6.25%, 2020                                   2,000,000           2,040,720
-------------------------------------------------------------------------------------------------
Tarrant County, TX, Health Facilities Development Corp.
(Fort Worth Osteopathic), MBIA, 6%, 2021                            6,000,000           7,142,760
-------------------------------------------------------------------------------------------------
Tarrant County, TX, Health Facilities Development Corp.
(Texas Health Resources), MBIA, 5.25%, 2018                         8,605,000           9,125,689
-------------------------------------------------------------------------------------------------
West Shore Pennsylvania, Hospital Authority Rev. (Holy
Spirit Hospital), 6.2%, 2026                                        1,250,000           1,278,563
-------------------------------------------------------------------------------------------------
Wichita, KS, Hospital Authority Rev. (Via Christi Health
System), 6.25%, 2019 - 2020                                         4,060,000           4,528,459
-------------------------------------------------------------------------------------------------
Wisconsin Health & Educational Facilities Authority Rev.
(Asgenesian Healthcare, Inc.), 6%, 2017 - 2021                      1,170,000           1,240,039
-------------------------------------------------------------------------------------------------
Wisconsin Health & Educational Facilities Authority Rev.
(Aurora Health Care, Inc.), 6.875%, 2030                            2,000,000           2,235,000
-------------------------------------------------------------------------------------------------
Wisconsin Health & Educational Facilities Authority Rev.
(Wheaton Franciscan Services), 5.75%, 2025                          3,000,000           3,132,870
-------------------------------------------------------------------------------------------------
                                                                                     $164,668,918
-------------------------------------------------------------------------------------------------
Healthcare Revenue - Long Term Care - 0.2%
-------------------------------------------------------------------------------------------------
Bell County, TX, Health Facilities Development Corp. Rev.
(Buckner Retirement Facility), 5.25%, 2019                         $2,500,000          $2,517,725
-------------------------------------------------------------------------------------------------

Industrial Revenue - Chemicals - 0.3%
-------------------------------------------------------------------------------------------------
Brazos River, TX, Harbor Navigation District (Dow Chemical
Co.), 5.7%, 2033                                                   $3,500,000          $3,816,085
-------------------------------------------------------------------------------------------------

Industrial Revenue - Environmental Services - 0.3%
-------------------------------------------------------------------------------------------------
Colorado Housing & Finance Authority, Solid Waste Rev.
(Waste Management, Inc.), 5.7%, 2018                               $1,730,000          $1,780,741
-------------------------------------------------------------------------------------------------
Nevada Department of Business (Republic Services, Inc.),
5.625%, 2026                                                        1,500,000           1,581,210
-------------------------------------------------------------------------------------------------
                                                                                       $3,361,951
-------------------------------------------------------------------------------------------------
Industrial Revenue - Other - 1.4%
-------------------------------------------------------------------------------------------------
Corpus Christi, TX, Nueces County General Rev. (Union
Pacific Corp.), 5.35%, 2010                                          $670,000            $689,028
-------------------------------------------------------------------------------------------------
Massachusetts Development Finance Agency Rev., Resource
Recovery Rev. (Flour Corp.), 5.625%, 2019                           8,650,000           9,030,341
-------------------------------------------------------------------------------------------------
Pennsylvania Economic Development Financing Authority,
Wastewater Treatment Rev. (Sunoco Co.), 7.6%, 2024                  1,500,000           1,548,795
-------------------------------------------------------------------------------------------------
Shelby County, TN (FedEx Corp.), 5.05%, 2012                        1,400,000           1,500,954
-------------------------------------------------------------------------------------------------
Tooele County, UT, Hazardous Waste Treatment Rev. (Union
Pacific Corp.), 5.7%, 2026                                          3,640,000           3,671,086
-------------------------------------------------------------------------------------------------
                                                                                      $16,440,204
-------------------------------------------------------------------------------------------------
Industrial Revenue - Paper - 0.5%
-------------------------------------------------------------------------------------------------
Delta County, MI, Economic Development Corp., Environmental
Improvements Rev. (Mead Westvaco Escanaba), 6.25%, 2027            $1,500,000          $1,582,530
-------------------------------------------------------------------------------------------------
Georgetown County, SC, Environmental Improvement
(International Paper Co.), 5.7%, 2014                               1,400,000           1,542,646
-------------------------------------------------------------------------------------------------
Jay, ME, Solid Waste Disposal Rev. "A" (International Paper
Co.), 5.125%, 2018                                                  1,500,000           1,499,580
-------------------------------------------------------------------------------------------------
Sabine River Authority Rev., Louisiana Water Facilities
(International Paper Co.), 6.2%, 2025                               1,250,000           1,310,138
-------------------------------------------------------------------------------------------------
                                                                                       $5,934,894
-------------------------------------------------------------------------------------------------
Miscellaneous Revenue - Entertainment & Tourism - 0.1%
-------------------------------------------------------------------------------------------------
Harris County-Houston, TX, Sports Authority Rev., MBIA,
0%, 2032                                                           $5,835,000          $1,182,346
-------------------------------------------------------------------------------------------------

Miscellaneous Revenue - Other - 1.0%
-------------------------------------------------------------------------------------------------
Gallery Certificate Trust, PA, Parking Rev., FSA, 4.5%, 2013##     $2,920,000          $2,927,212
-------------------------------------------------------------------------------------------------
Kentucky Property & Buildings Commission Rev., FSA,
5.85%, 2010(++)                                                     4,000,000           4,612,880
-------------------------------------------------------------------------------------------------
Kentucky Property & Buildings Commission Rev., FSA,
5.9%, 2010(++)                                                      4,500,000           5,200,695
-------------------------------------------------------------------------------------------------
                                                                                      $12,740,787
-------------------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 0.6%
-------------------------------------------------------------------------------------------------
California Statewide Communities Development Authority Rev.
(Irvine Apartments), 5.25%, 2025                                   $3,500,000          $3,649,345
-------------------------------------------------------------------------------------------------
Newark, NJ, Housing Authority Port Authority Newark Marine
Terminal, MBIA, 5.5%, 2028                                            785,000             842,611
-------------------------------------------------------------------------------------------------
Panhandle, TX, Regional Housing Finance Rev., 6.625%, 2020            670,000             712,404
-------------------------------------------------------------------------------------------------
Panhandle, TX, Regional Housing Finance Rev., 6.75%, 2031           1,755,000           1,868,706
-------------------------------------------------------------------------------------------------
                                                                                       $7,073,066
-------------------------------------------------------------------------------------------------
Parking - 0.1%
-------------------------------------------------------------------------------------------------
Rail Connections, Inc., MA Rev., 0%, 2009(++)                      $1,800,000          $1,004,505
-------------------------------------------------------------------------------------------------

Sales & Excise Tax Revenue - 1.8%
-------------------------------------------------------------------------------------------------
Illinois Sales Tax Rev., 0%, 2009                                  $8,965,000          $7,636,566
-------------------------------------------------------------------------------------------------
Illinois Sales Tax Rev., 6.5%, 2022                                 5,000,000           6,117,300
-------------------------------------------------------------------------------------------------
Metropolitan Atlanta, GA, Rapid Transit Authority Rev.,
6.25%, 2018                                                         4,580,000           5,431,559
-------------------------------------------------------------------------------------------------
Metropolitan Pier & Expo, IL, McCormick Place Expansion,
MBIA, 0%, 2032                                                      4,000,000             905,200
-------------------------------------------------------------------------------------------------
Metropolitan Pier & Expo, IL, McCormick Place Expansion,
MBIA, 5.25%, 2042                                                   2,340,000           2,408,258
-------------------------------------------------------------------------------------------------
                                                                                      $22,498,883
-------------------------------------------------------------------------------------------------
Single Family Housing - Local - 1.9%
-------------------------------------------------------------------------------------------------
Calcasieu Parish, LA, Public Trust Authority, Single Family
Mortgage Rev. "A", GNMA, 6.05%, 2032                               $2,000,000          $2,117,800
-------------------------------------------------------------------------------------------------
California Rural Home Mortgage Finance Authority Rev., GNMA,
6.55%, 2030                                                           985,000           1,040,298
-------------------------------------------------------------------------------------------------
California Rural Home Mortgage Finance Authority Rev., GNMA,
7.3%, 2031                                                            220,000             239,294
-------------------------------------------------------------------------------------------------
Chicago, IL, Single Family Mortgage Rev. "B", GNMA, 6%, 2033          710,000             768,284
-------------------------------------------------------------------------------------------------
Chicago, IL, Single Family Mortgage Rev. "C", GNMA, 7%, 2032          145,000             149,106
-------------------------------------------------------------------------------------------------
Chicago, IL, Single Family Mortgage Rev., GNMA, 7.05%, 2030           155,000             158,391
-------------------------------------------------------------------------------------------------
Denver, CO, Single Family Mortgage Rev., GNMA, 7.3%, 2031             335,000             335,861
-------------------------------------------------------------------------------------------------
Escambia County, FL, Single Family Housing Rev., GNMA,
6.95%, 2024                                                           540,000             579,247
-------------------------------------------------------------------------------------------------
Jefferson Parish, LA, Single Family Mortgage Rev., GNMA,
6.625%, 2023                                                          595,000             653,899
-------------------------------------------------------------------------------------------------
Jefferson Parish, LA, Single Family Mortgage Rev., GNMA,
7.5%, 2026                                                            315,000             329,811
-------------------------------------------------------------------------------------------------
Jefferson Parish, LA, Single Family Mortgage Rev., GNMA,
6.75%, 2030                                                           930,000           1,004,000
-------------------------------------------------------------------------------------------------
Lee County, FL, Housing Finance Authority Rev., GNMA,
7%, 2031                                                              215,000             219,874
-------------------------------------------------------------------------------------------------
Lubbock, TX, Housing Finance Corp. Rev., GNMA, 6.1%, 2030           2,440,000           2,516,543
-------------------------------------------------------------------------------------------------
Manatee County, FL, Housing Finance Mortgage Rev., Single
Family, Subordinated Series 3, GNMA, 6.5%, 2023                       245,000             261,393
-------------------------------------------------------------------------------------------------
Manatee County, FL, Housing Finance Mortgage Rev., Single
Family, Subordinated Series 3, GNMA, 5.3%, 2028                     1,760,000           1,898,494
-------------------------------------------------------------------------------------------------
Manatee County, FL, Housing Finance Mortgage Rev., Single
Family, Subordinated Series 3, GNMA, 5.4%, 2029                       625,000             644,331
-------------------------------------------------------------------------------------------------
Maricopa County, AZ, Single Family Mortgage Rev. "B", GNMA,
6.2%, 2034                                                          1,180,000           1,289,103
-------------------------------------------------------------------------------------------------
Pima County, AZ, Industrial Development Authority, GNMA,
7.05%, 2030                                                           930,000             962,652
-------------------------------------------------------------------------------------------------
San Bernardino County, CA, Single Family Mortgage Rev.,
GNMA, 7.375%, 2020                                                     35,000              35,925
-------------------------------------------------------------------------------------------------
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev.,
"B", GNMA, 5.45%, 2027                                              1,525,000           1,657,446
-------------------------------------------------------------------------------------------------
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev.,
GNMA, 6.875%, 2026                                                  1,185,000           1,222,813
-------------------------------------------------------------------------------------------------
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev.,
GNMA, 6.45%, 2029 - 2033                                            2,520,000           2,741,623
-------------------------------------------------------------------------------------------------
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev.,
GNMA, 4%, 2035                                                      1,865,000           2,012,652
-------------------------------------------------------------------------------------------------
                                                                                      $22,838,840
-------------------------------------------------------------------------------------------------
Single Family Housing - State - 4.2%
-------------------------------------------------------------------------------------------------
Arkansas Finance Authority, Mortgage Backed Securities
Program, "B", GNMA, 4.45%, 2034                                    $1,760,000          $1,795,165
-------------------------------------------------------------------------------------------------
California Housing Finance Agency Rev., Home Mortgage, FSA,
0%, 2019                                                           17,740,000           7,538,968
-------------------------------------------------------------------------------------------------
California Housing Finance Agency Rev., Home Mortgage, MBIA,
0%, 2027 - 2029                                                     7,290,000           2,173,972
-------------------------------------------------------------------------------------------------
Colorado Housing & Finance Authority Rev., 7.15%, 2014                 64,000              65,318
-------------------------------------------------------------------------------------------------
Colorado Housing & Finance Authority Rev., 6.05%, 2016                500,000             501,595
-------------------------------------------------------------------------------------------------
Colorado Housing & Finance Authority Rev., 7.45%, 2016                275,000             275,715
-------------------------------------------------------------------------------------------------
Colorado Housing & Finance Authority Rev., 6.75%, 2021                330,000             331,102
-------------------------------------------------------------------------------------------------
Colorado Housing & Finance Authority Rev., 8.4%, 2021                 235,000             240,946
-------------------------------------------------------------------------------------------------
Colorado Housing & Finance Authority Rev., 5.9%, 2023                 880,000             921,210
-------------------------------------------------------------------------------------------------
Colorado Housing & Finance Authority Rev., 6.55%, 2025                279,000             279,876
-------------------------------------------------------------------------------------------------
Colorado Housing & Finance Authority Rev., 7.4%, 2027                 195,000             195,281
-------------------------------------------------------------------------------------------------
Colorado Housing & Finance Authority Rev., 6.8%, 2030                 660,000             685,654
-------------------------------------------------------------------------------------------------
Colorado Housing & Finance Authority Rev., 7.25%, 2031                510,000             517,303
-------------------------------------------------------------------------------------------------
Colorado Housing & Finance Authority Rev., 6.6%, 2032                 860,000             891,459
-------------------------------------------------------------------------------------------------
Louisiana Housing Finance Agency, Single Family Mortgage
Rev., GNMA, 7.55%, 2031                                               875,000             940,328
-------------------------------------------------------------------------------------------------
Louisiana Housing Finance Agency, Single Family Mortgage
Rev., GNMA, 6.4%, 2032                                              1,075,000           1,115,366
-------------------------------------------------------------------------------------------------
Louisiana Housing Finance Agency, Single Family Mortgage
Rev., GNMA, 6.375%, 2033                                            1,695,000           1,868,924
-------------------------------------------------------------------------------------------------
Minnesota Housing Finance Agency Rev., Residential Housing
Finance "B", 4.8%, 2023                                             1,530,000           1,565,848
-------------------------------------------------------------------------------------------------
Mississippi Home Corp. Rev., "F", GNMA, 7.55%, 2027                   436,000             451,779
-------------------------------------------------------------------------------------------------
Mississippi Home Corp. Rev., GNMA, 6.1%, 2034                       3,725,000           3,843,939
-------------------------------------------------------------------------------------------------
Missouri State Housing Development Commission, Single Family
Mortgage Rev. (Home Loan Program), GNMA,
6.7%, 2030                                                          1,500,000           1,556,370
-------------------------------------------------------------------------------------------------
Missouri State Housing Development Commission, Single Family
Mortgage Rev. (Home Loan Program), GNMA,
7.45%, 2031                                                           235,000             244,576
-------------------------------------------------------------------------------------------------
Missouri State Housing Development Commission, Single Family
Mortgage Rev. (Home Loan Program), GNMA,
6.85%, 2032                                                           445,000             493,145
-------------------------------------------------------------------------------------------------
Missouri State Housing Development Commission, Single Family
Mortgage Rev. (Home Loan Program), GNMA,
6.75%, 2034                                                           570,000             611,633
-------------------------------------------------------------------------------------------------
New Hampshire Housing Finance Authority Rev.,
5.875%, 2030                                                          595,000             617,205
-------------------------------------------------------------------------------------------------
New Hampshire Housing Finance Authority Rev., 6.85%, 2030           1,530,000           1,583,091
-------------------------------------------------------------------------------------------------
New Hampshire Housing Finance Authority Rev., 6.3%, 2031              540,000             582,925
-------------------------------------------------------------------------------------------------
New Mexico Mortgage Finance Authority Rev., 7.1%, 2030                470,000             504,907
-------------------------------------------------------------------------------------------------
New Mexico Mortgage Finance Authority Rev., 6.8%, 2031              1,100,000           1,151,227
-------------------------------------------------------------------------------------------------
New Mexico Mortgage Finance Authority Rev., GNMA, 6.25%,
2032                                                                1,820,000           1,927,271
-------------------------------------------------------------------------------------------------
New Mexico Mortgage Finance Authority Rev., GNMA, 6.35%,
2033                                                                  840,000             899,069
-------------------------------------------------------------------------------------------------
North Carolina Housing Finance Agency Rev., "13-A",
4.25%, 2028                                                         1,755,000           1,794,294
-------------------------------------------------------------------------------------------------
North Dakota Housing Finance Agency Rev., Housing Finance,
5%, 2033                                                            1,810,000           1,832,173
-------------------------------------------------------------------------------------------------
Oklahoma Housing Finance Agency Rev., 6.8%, 2016                      360,000             363,150
-------------------------------------------------------------------------------------------------
Phoenix, AZ, Single Family Mortgage Rev., GNMA,
6.1%, 2028                                                            165,000             175,682
-------------------------------------------------------------------------------------------------
Texas Housing & Community Affairs, Residential Mortgage
Rev., GNMA, 7.1%, 2021                                              6,540,000           6,780,280
-------------------------------------------------------------------------------------------------
Vermont Housing Finance Agency Rev., FSA, 4.95%, 2032               2,835,000           2,907,151
-------------------------------------------------------------------------------------------------
Washington Housing Finance Commission Rev., Single Family
Housing, GNMA, 5%, 2023                                               775,000             812,347
-------------------------------------------------------------------------------------------------
                                                                                      $51,036,244
-------------------------------------------------------------------------------------------------
Solid Waste Revenue - 0.6%
-------------------------------------------------------------------------------------------------
Central Wayne County, MI, Sanitation Rev., "VII",
4.75%, 2007                                                          $500,000            $503,650
-------------------------------------------------------------------------------------------------
Delaware County, PA, Industrial Development Authority Rev.
(American Ref-fuel), 6.2%, 2019                                     1,250,000           1,296,038
-------------------------------------------------------------------------------------------------
Massachusetts Development Finance Agency Rev. (Ogden
Haverhill Associates), 6.7%, 2014                                   2,400,000           2,553,864
-------------------------------------------------------------------------------------------------
Northeast Maryland Waste Disposal Authority Rev. (Southwest
County Resource Recovery), MBIA, 7.2%, 2005                         3,000,000           3,058,830
-------------------------------------------------------------------------------------------------
                                                                                       $7,412,382
-------------------------------------------------------------------------------------------------
State & Local Appropriation - 13.1%
-------------------------------------------------------------------------------------------------
Alabama Building Renovation Authority, AMBAC,
6%, 2015 - 2016                                                    $3,315,000          $3,834,429
-------------------------------------------------------------------------------------------------
Delaware Valley, PA, Regional Finance Authority, AMBAC,
9.3148%, 2018(+)                                                   16,250,000          21,440,900
-------------------------------------------------------------------------------------------------
Fayette County, GA (Criminal Justice Center), 6.25%, 2010(++)       1,000,000           1,187,430
-------------------------------------------------------------------------------------------------
Golden State, CA, Tobacco Securitization Corp., Tobacco
Settlement Rev., Enhanced, "B", 5.375%, 2028                        4,000,000           4,066,160
-------------------------------------------------------------------------------------------------
Golden State, CA, Tobacco Securitization Corp., Tobacco
Settlement Rev., Enhanced, "B", 5.5%, 2043                          3,925,000           4,015,511
-------------------------------------------------------------------------------------------------
Houston, TX, Certificates of Participation, 6.3%, 2020              5,000,000           5,478,700
-------------------------------------------------------------------------------------------------
Indiana Office Building Commission, Miami Correctional Phase
1A, AMBAC, 5.5%, 2017(++)                                           1,400,000           1,595,398
-------------------------------------------------------------------------------------------------
New York Dormitory Authority Rev. "B", 6%, 2007                     1,495,000           1,626,396
-------------------------------------------------------------------------------------------------
New York Dormitory Authority Rev. (City University),
5.75%, 2013                                                        30,150,000          34,704,761
-------------------------------------------------------------------------------------------------
New York Dormitory Authority Rev. (State University),
5.5%, 2013                                                          7,000,000           7,943,110
-------------------------------------------------------------------------------------------------
New York Dormitory Authority Rev., Mental Health Services
Facilities, 5.75%, 2007(++)                                            10,000              11,108
-------------------------------------------------------------------------------------------------
New York Dormitory Authority Rev., Mental Health Services
Facilities, 6%, 2007(++)                                                5,000               5,488
-------------------------------------------------------------------------------------------------
New York Dormitory Authority Rev., Mental Health Services
Facilities, 5.75%, 2010                                             1,990,000           2,174,692
-------------------------------------------------------------------------------------------------
Orange County, CA, California Recovery Certificates, MBIA,
6%, 2026                                                            5,000,000           5,435,400
-------------------------------------------------------------------------------------------------
Palm Springs, CA, Finance Lease Rev. (Convention Center),
"A", MBIA, 5.5%, 2035                                               7,000,000           7,606,690
-------------------------------------------------------------------------------------------------
Pennsylvania Convention Center Authority Rev., FGIC,
6.7%, 2016(++)                                                     26,195,000          32,035,961
-------------------------------------------------------------------------------------------------
Philadelphia, PA, Municipal Authority, MBIA, 5.4%, 2017             5,000,000           5,442,800
-------------------------------------------------------------------------------------------------
San Bernardino, CA, Joint Powers Financing Authority Lease
Rev. (California Department of Transportation), 5.5%, 2014         10,000,000          10,502,900
-------------------------------------------------------------------------------------------------
Warren Township, IN (Vision 2005 School Building Corp.),
FGIC, 5.5%, 2020                                                    7,500,000           8,258,775
-------------------------------------------------------------------------------------------------
West Valley City, Utah Municipal Building Lease Rev. "A",
AMBAC, 5.5%, 2027                                                   2,000,000           2,126,560
-------------------------------------------------------------------------------------------------
                                                                                     $159,493,169
-------------------------------------------------------------------------------------------------
Student Loan Revenue - 0.5%
-------------------------------------------------------------------------------------------------
Arizona Student Loan Acquisition Authority Rev., 5.8%, 2016        $2,500,000          $2,678,650
-------------------------------------------------------------------------------------------------
Arizona Student Loan Acquisition Authority Rev., 5.85%, 2017        2,800,000           2,994,404
-------------------------------------------------------------------------------------------------
                                                                                       $5,673,054
-------------------------------------------------------------------------------------------------
Tax - Other - 0.5%
-------------------------------------------------------------------------------------------------
Illinois Dedicated Tax Rev. (Civic Center), AMBAC,
6.25%, 2011                                                        $3,640,000          $4,312,454
-------------------------------------------------------------------------------------------------
Virgin Islands Public Finance Authority Rev., 5.5%, 2022            2,000,000           2,050,320
-------------------------------------------------------------------------------------------------
                                                                                       $6,362,774
-------------------------------------------------------------------------------------------------

Tobacco - 1.1%
-------------------------------------------------------------------------------------------------
Badger Tobacco, WI (Asset Securitization Corp.),
6.125%, 2027                                                       $2,245,000          $2,122,288
-------------------------------------------------------------------------------------------------
Childrens Trust Fund, Settlement Rev., PR, 5.375%, 2033             2,835,000           2,572,054
-------------------------------------------------------------------------------------------------
District of Columbia, Tobacco Settlement, 6.25%, 2024               1,050,000           1,019,634
-------------------------------------------------------------------------------------------------
Iowa Tobacco Settlement Authority, 5.3%, 2025                       3,000,000           2,456,310
-------------------------------------------------------------------------------------------------
Louisiana Tobacco Settlement Authority, 5.5%, 2030                  1,235,000           1,066,287
-------------------------------------------------------------------------------------------------
New Jersey Tobacco Settlement Authority, 5.75%, 2032                2,460,000           2,226,743
-------------------------------------------------------------------------------------------------
South Carolina Tobacco Settlement Authority, 6.375%, 2028           1,500,000           1,350,360
-------------------------------------------------------------------------------------------------
Washington Tobacco Settlement Authority, 6.5%, 2026                   160,000             153,493
-------------------------------------------------------------------------------------------------
                                                                                      $12,967,169
-------------------------------------------------------------------------------------------------
Toll Roads - 1.6%
-------------------------------------------------------------------------------------------------
E-470 Public Highway Authority Rev., Capital Appreciation
"B", MBIA, 0%, 2017                                                $5,000,000          $2,586,200
-------------------------------------------------------------------------------------------------
Harris County, TX, Toll Road Subordinated Lien, 5%, 2024            3,860,000           3,918,672
-------------------------------------------------------------------------------------------------
New Jersey Turnpike Authority Rev., RITES, MBIA,
8.9254%, 2020+(+)                                                   5,000,000           5,660,600
-------------------------------------------------------------------------------------------------
Northwest Parkway Public Highway Authority Co. Rev., Capital
Appreciation "B", AMBAC, 0%, 2018 - 2019                            3,250,000           1,566,353
-------------------------------------------------------------------------------------------------
Northwest Parkway Public Highway Authority Co. Rev., Capital
Appreciation "C", FSA, 0% to 2011, 5.35% to 2016                    1,000,000             783,520
-------------------------------------------------------------------------------------------------
Texas Turnpike Authority, Dallas Thruway Rev. (President
George Bush Highway), AMBAC, 5%, 2006(++)                           2,885,000           3,070,188
-------------------------------------------------------------------------------------------------
Texas Turnpike Authority, Dallas Thruway Rev. (President
George Bush Highway), AMBAC, 5%, 2016                               1,615,000           1,700,579
-------------------------------------------------------------------------------------------------
                                                                                      $19,286,112
-------------------------------------------------------------------------------------------------
Transportation - Special Tax - 3.7%
-------------------------------------------------------------------------------------------------
Illinois Regional Transportation Authority Rev., MBIA,
6.25%, 2018                                                        $4,400,000          $5,448,520
-------------------------------------------------------------------------------------------------
Jacksonville, FL, Transpotation Authority, 9.2%, 2015(++)           2,000,000           2,784,880
-------------------------------------------------------------------------------------------------
Metropolitan Transportation Authority Rev., NY, 5.75%, 2013         5,600,000           6,391,000
-------------------------------------------------------------------------------------------------
Metropolitan Transportation Authority Rev., NY "A", FSA,
5%, 2030                                                            2,750,000           2,792,625
-------------------------------------------------------------------------------------------------
Metropolitan Transportation Authority Rev., NY, AMBAC,
5%, 2030                                                            5,000,000           5,074,350
-------------------------------------------------------------------------------------------------
New Jersey Economic Development Authority Rev.,
Transportation Project Sublease "A", FSA, 6%, 2009(++)              1,325,000           1,518,371
-------------------------------------------------------------------------------------------------
New Jersey Transportation Trust Fund Authority Rev., ROLs,
FSA, 9.596%, 2011+(+)                                               7,500,000           9,632,700
-------------------------------------------------------------------------------------------------
New Jersey Transportation Trust Fund Authority Rev.,
Transportation Systems "B", 5.25%, 2016                             8,500,000           9,266,105
-------------------------------------------------------------------------------------------------
New York Thruway Authority Service Contract Rev.,
5.25%, 2013                                                         2,420,000           2,603,896
-------------------------------------------------------------------------------------------------
                                                                                      $45,512,447
-------------------------------------------------------------------------------------------------
Universities - Colleges - 4.1%
-------------------------------------------------------------------------------------------------
District of Columbia Rev. (Gonzaga College High School),
FSA, 5.25%, 2032                                                   $3,500,000          $3,623,200
-------------------------------------------------------------------------------------------------
Los Angeles, CA, Community College "B", FSA, 5%, 2027               5,000,000           5,109,050
-------------------------------------------------------------------------------------------------
Massachusetts Development Finance Agency Rev. (Boston
University), XLCA, 6%, 2059                                         4,975,000           5,776,672
-------------------------------------------------------------------------------------------------
Massachusetts Development Finance Agency Rev. (Massachusetts
College of Pharmacy), 6.625%, 2020                                    350,000             383,870
-------------------------------------------------------------------------------------------------
Massachusetts Health & Educational Facilities Authority
Rev., RITES (Harvard University), 10.6397%, 2020+(+)                8,410,000          12,587,920
-------------------------------------------------------------------------------------------------
Ohio State University, 6%, 2017                                       500,000             580,145
-------------------------------------------------------------------------------------------------
Rhode Island State, Health & Educational Building Corp.,
(Higher Educational Facilities), "D", XLCA, 5.5%, 2035              9,140,000           9,741,595
-------------------------------------------------------------------------------------------------
Texas A&M University, Permanent University Fund, "A", 0%, 2007      6,695,000           6,247,774
-------------------------------------------------------------------------------------------------
University of Akron, OH, General Receipts, FGIC, 6%, 2015(++)       1,000,000           1,167,020
-------------------------------------------------------------------------------------------------
University of Hawaii, University Systems Rev. "A", FGIC,
5.5%, 2029                                                          3,500,000           3,717,980
-------------------------------------------------------------------------------------------------
University of New Mexico, MBIA, 5.75%, 2010(++)                       500,000             576,310
-------------------------------------------------------------------------------------------------
                                                                                      $49,511,536
-------------------------------------------------------------------------------------------------
Universities - Dormitories - 0.1%
-------------------------------------------------------------------------------------------------
Georgia Private College & University Authority Rev. (Mercer
Housing Corp.), 6%, 2021                                           $1,000,000          $1,043,300
-------------------------------------------------------------------------------------------------

Universities - Secondary Schools - 0.7%
-------------------------------------------------------------------------------------------------
Clark County, NV, Economic Development Rev. (Alexander
Dawson School), 5.5%, 2020                                         $6,000,000          $6,315,840
-------------------------------------------------------------------------------------------------
Maine Finance Authority (Waynflete School), 6.5%, 2024              1,500,000           1,623,060
-------------------------------------------------------------------------------------------------
                                                                                       $7,938,900
-------------------------------------------------------------------------------------------------

Utilities - Investor Owned - 1.2%
-------------------------------------------------------------------------------------------------
Farmington, NM, Pollution Control Rev. (New Mexico Public
Service), 5.8%, 2022                                               $4,880,000          $4,942,513
-------------------------------------------------------------------------------------------------
Michigan Strategic Fund, Limited Obligation Rev. (Detroit
Edison), MBIA, 7%, 2008                                             3,000,000           3,483,660
-------------------------------------------------------------------------------------------------
New Hampshire Industrial Development Authority, Pollution
Control Rev. (CT Light and Power), 5.9%, 2016                       3,500,000           3,698,205
-------------------------------------------------------------------------------------------------
New Hampshire Industrial Development Authority, Pollution
Control Rev. (CT Light and Power), 5.9%, 2018                       1,000,000           1,063,930
-------------------------------------------------------------------------------------------------
Sabine River Authority, TX, Pollution (TXU Electric Co.),
5.75%, 2030                                                         1,500,000           1,618,425
-------------------------------------------------------------------------------------------------
                                                                                      $14,806,733
-------------------------------------------------------------------------------------------------
Utilities - Municipal Owned - 18.2%
-------------------------------------------------------------------------------------------------
Austin, TX, Utility Systems Rev., AMBAC, 6.75%, 2012               $2,500,000          $3,075,550
-------------------------------------------------------------------------------------------------
California State Department Water Resources Power Supply
Rev. "A", 5.75%, 2017                                               2,750,000           3,095,153
-------------------------------------------------------------------------------------------------
Georgia Municipal Electric Authority Power Rev., AMBAC,
6.5%, 2017                                                          8,145,000          10,209,513
-------------------------------------------------------------------------------------------------
Georgia Municipal Electric Authority Power Rev., AMBAC,
6.5%, 2017(++)                                                        365,000             446,395
-------------------------------------------------------------------------------------------------
Hawaii State Department Budget & Finance Rev."B" (Electric
Co. & Subsidiary), XLCA, 5%, 2022                                   4,000,000           4,092,960
-------------------------------------------------------------------------------------------------
Intermountain Power Agency, UT, "A", AMBAC, 6%, 2009(++)            9,000,000          10,379,520
-------------------------------------------------------------------------------------------------
Intermountain Power Agency, UT, "A", AMBAC, 6.15%, 2014            16,380,000          17,918,737
-------------------------------------------------------------------------------------------------
Intermountain Power Agency, UT, "A", AMBAC,
6.15%, 2014(++)                                                    28,220,000          30,763,469
-------------------------------------------------------------------------------------------------
Intermountain Power Agency, UT, "B", MBIA, 6%, 2016                10,000,000          10,893,600
-------------------------------------------------------------------------------------------------
Mercer County, ND, Pollution Control Rev. (Antelope Valley
Station), AMBAC, 7.2%, 2013                                         4,000,000           4,925,560
-------------------------------------------------------------------------------------------------
North Carolina Eastern Municipal Power "A", MBIA,
5.7%, 2013                                                          7,000,000           7,655,480
-------------------------------------------------------------------------------------------------
North Carolina Eastern Municipal Power "A", MBIA,
5.625%, 2014                                                        7,735,000           8,446,233
-------------------------------------------------------------------------------------------------
North Carolina Eastern Municipal Power "A", MBIA,
6.5%, 2018                                                          9,250,000          11,597,835
-------------------------------------------------------------------------------------------------
North Carolina Municipal Power Agency, Catawba Electric
Rev., 6.375%, 2013                                                  1,500,000           1,688,820
-------------------------------------------------------------------------------------------------
North Carolina Municipal Power Agency, Catawba Electric
Rev., ROLs, MBIA, 9.058%, 2019+(+)                                  3,500,000           4,100,250
-------------------------------------------------------------------------------------------------
Northern California Transmission Agency, MBIA, 7%, 2013             4,000,000           4,924,000
-------------------------------------------------------------------------------------------------
Piedmont, SC, Municipal Power Agency, FGIC, 6.25%, 2021             4,150,000           5,159,363
-------------------------------------------------------------------------------------------------
Puerto Rico Electric Power Authority, RITES, FSA,
8.6664%, 2015 - 2016+(+)                                            5,500,000           6,497,700
-------------------------------------------------------------------------------------------------
South Carolina Public Service Authority, "B", FSA,
5.125%, 2037                                                        8,500,000           8,673,570
-------------------------------------------------------------------------------------------------
Southern California Public Power Authority Rev. (Magnolia
Power), AMBAC, 5%, 2036                                             4,200,000           4,269,468
-------------------------------------------------------------------------------------------------
Washington Public Power Supply System Rev. (Nuclear Project
#1), FSA, 5.125%, 2014                                              8,000,000           8,702,640
-------------------------------------------------------------------------------------------------
Washington Public Power Supply System Rev. (Nuclear Project
#1), MBIA, 5.75%, 2010 - 2011                                      20,600,000          22,329,370
-------------------------------------------------------------------------------------------------
Washington Public Power Supply System Rev. (Nuclear Project
#2), MBIA, 5.7%, 2012                                              15,000,000          16,245,900
-------------------------------------------------------------------------------------------------
Washington Public Power Supply System Rev. (Nuclear Project
#3), 7.125%, 2016                                                   5,145,000           6,641,578
-------------------------------------------------------------------------------------------------
Washington Public Power Supply System Rev. (Nuclear Project
#3), FGIC, 0%, 2005                                                 6,895,000           6,800,745
-------------------------------------------------------------------------------------------------
West Wilson Utilities District, TN, Waterworks Rev., MBIA,
5.25%, 2030                                                         1,730,000           1,812,452
-------------------------------------------------------------------------------------------------
                                                                                     $221,345,861
-------------------------------------------------------------------------------------------------
Water & Sewer Utility Revenue - 0.2%
-------------------------------------------------------------------------------------------------
Forsyth County, GA, Water & Sewer Authority Rev.,
6.25%, 2010(++)                                                    $2,055,000          $2,432,791
-------------------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $1,079,483,677)                            $1,196,236,924
-------------------------------------------------------------------------------------------------

Floating Rate Demand Notes - 0.9%
-------------------------------------------------------------------------------------------------
Allegheny County, PA, Hospital Development Authority Rev.
(Presbyterian University Hospital), "D", due 9/02/04                 $600,000            $600,000
-------------------------------------------------------------------------------------------------
Allegheny County, PA, Hospital Development Authority Rev.
(Presbyterian University Hospital), due 9/02/04                       400,000             400,000
-------------------------------------------------------------------------------------------------
California Health Facilities Financing Authority Rev., "A",
due 9/01/04                                                         3,900,000           3,900,000
-------------------------------------------------------------------------------------------------
Harris County, TX, Health Facilities Development Rev.
(University of Texas Medical Center), due 9/01/04                   2,175,000           2,175,000
-------------------------------------------------------------------------------------------------
Illinois Development Finance Authority Rev. (Jewish
Federation of Metropolitan Chicago), due 9/01/04                        5,000               5,000
-------------------------------------------------------------------------------------------------
Illinois Health Facilities, Authority Rev. (University of
Chicago Hospital), due 9/01/04                                        765,000             765,000
-------------------------------------------------------------------------------------------------
Sevier County, TN, Public Building Authority, due 9/01/04              35,000              35,000
-------------------------------------------------------------------------------------------------
Sevier County, TN, Public Building Authority, due 9/02/04             170,000             170,000
-------------------------------------------------------------------------------------------------
South Central, CT, Regional Water Authority, Water Systems
Rev., "B", due 9/01/04                                              2,500,000           2,500,000
-------------------------------------------------------------------------------------------------
Total Floating Rate Demand Notes (Identified Cost, $10,550,000)                       $10,550,000
-------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,090,033,677)                                $1,206,786,924
-------------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - 0.6%                                                   7,477,073
-------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                $1,214,263,997
-------------------------------------------------------------------------------------------------
   + Restricted security.
 (+) Inverse floating rate security.
(++) Refunded bond.
  ## SEC Rule 144A restriction.

The following abbreviations for insurers and inverse floaters are used in the Portfolio of Investments and are defined:

Insurers                                                   Inverse Floaters

AMBAC  = AMBAC Indemnity Corp.                   RITES = Residual Interest Tax-Exempt Security
FGIC   = Financial Guaranty Insurance Co.        ROLs  = Residual Option Longs
FHA    = Federal Housing Administration
FSA    = Financial Security Assurance Inc.
GNMA   = Government National Mortgage Assn.
MBIA   = Municipal Bond Investors Corp.
PSF    = Permanent School Fund
XLCA   = XL Capital Insurance Co.

SEE NOTES TO FINANCIAL STATEMENTS

-----------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        STATEMENT OF ASSETS AND LIABILITIES
-----------------------------------------------------------------------------------------------------

This statement represents your fund's balance sheet, which details the assets and liabilities composing the total value of your fund.

AT 8/31/04
ASSETS
Investments, at value (identified cost, $1,090,033,677)       $1,206,786,924
-----------------------------------------------------------------------------------------------------
Cash                                                                  91,748
-----------------------------------------------------------------------------------------------------
Receivable for investments sold                                    4,307,740
-----------------------------------------------------------------------------------------------------
Receivable for fund shares sold                                      173,412
-----------------------------------------------------------------------------------------------------
Interest receivable                                               14,861,565
-----------------------------------------------------------------------------------------------------
Other assets                                                          10,654
-----------------------------------------------------------------------------------------------------
Total assets                                                                           $1,226,232,043
-----------------------------------------------------------------------------------------------------

LIABILITIES
Distributions payable                                             $4,930,834
-----------------------------------------------------------------------------------------------------
Payable for investments purchased                                  2,953,223
-----------------------------------------------------------------------------------------------------
Payable for fund shares reacquired                                 1,194,997
-----------------------------------------------------------------------------------------------------
Unrealized depreciation on interest rate swap agreements           2,559,566
-----------------------------------------------------------------------------------------------------
Payable to affiliates
-----------------------------------------------------------------------------------------------------
  Management fee                                                       2,302
-----------------------------------------------------------------------------------------------------
  Shareholder servicing costs                                         46,960
-----------------------------------------------------------------------------------------------------
  Distribution and service fee                                         8,755
-----------------------------------------------------------------------------------------------------
  Administrative fee                                                     158
-----------------------------------------------------------------------------------------------------
Accrued expenses and other liabilities                               271,251
-----------------------------------------------------------------------------------------------------
Total liabilities                                                                         $11,968,046
-----------------------------------------------------------------------------------------------------
Net assets                                                                             $1,214,263,997
-----------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF
Paid-in capital                                               $1,099,558,552
-----------------------------------------------------------------------------------------------------
Unrealized appreciation on investments                           114,193,681
-----------------------------------------------------------------------------------------------------
Accumulated undistributed net realized gain on
investments                                                        1,114,833
-----------------------------------------------------------------------------------------------------
Accumulated distributions in excess of net investment
income                                                              (603,069)
-----------------------------------------------------------------------------------------------------
Net assets                                                                             $1,214,263,997
-----------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding                                                 112,365,237
-----------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities - continued

Class A shares

  Net assets                                                  $1,147,321,176
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                             106,165,120
-----------------------------------------------------------------------------------------------------
  Net asset value per share                                                                    $10.81
-----------------------------------------------------------------------------------------------------
  Offering price per share (100/95.25X$10.81)                                                  $11.35
-----------------------------------------------------------------------------------------------------

Class B shares

  Net assets                                                     $66,942,821
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                               6,200,117
-----------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                 $10.80
-----------------------------------------------------------------------------------------------------

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

SEE NOTES TO FINANCIAL STATEMENTS

-----------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        STATEMENT OF OPERATIONS
-----------------------------------------------------------------------------------------------------

This statement describes how much your fund received in investment income and paid in expenses. It also describes any gains and/or losses generated by fund operations.

FOR YEAR ENDED 8/31/04
NET INVESTMENT INCOME
Interest income                                                                           $70,688,522
-----------------------------------------------------------------------------------------------------
Expenses
-----------------------------------------------------------------------------------------------------
  Management fee                                                    $5,163,470
-----------------------------------------------------------------------------------------------------
  Trustees' compensation                                                35,605
-----------------------------------------------------------------------------------------------------
  Shareholder servicing costs                                        1,612,892
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class B)                               598,152
-----------------------------------------------------------------------------------------------------
  Administrative fee                                                   103,232
-----------------------------------------------------------------------------------------------------
  Custodian fee                                                        289,312
-----------------------------------------------------------------------------------------------------
  Printing                                                              74,736
-----------------------------------------------------------------------------------------------------
  Postage                                                               35,444
-----------------------------------------------------------------------------------------------------
  Auditing fees                                                         41,215
-----------------------------------------------------------------------------------------------------
  Legal fees                                                            13,052
-----------------------------------------------------------------------------------------------------
  Miscellaneous                                                        102,684
-----------------------------------------------------------------------------------------------------
Total expenses                                                                             $8,069,794
-----------------------------------------------------------------------------------------------------
  Fees paid indirectly                                                 (24,189)
-----------------------------------------------------------------------------------------------------
  Reduction of expenses by investment adviser                         (627,869)
-----------------------------------------------------------------------------------------------------
Net expenses                                                                               $7,417,736
-----------------------------------------------------------------------------------------------------
Net investment income                                                                     $63,270,786
-----------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) (identified cost basis)
-----------------------------------------------------------------------------------------------------
  Investment transactions                                          $15,020,598
-----------------------------------------------------------------------------------------------------
  Swap transactions                                                 (3,807,066)
-----------------------------------------------------------------------------------------------------
Net realized gain on investments                                                          $11,213,532
-----------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation)
-----------------------------------------------------------------------------------------------------
  Investments                                                      $13,714,004
-----------------------------------------------------------------------------------------------------
  Swap transactions                                                 (4,100,833)
-----------------------------------------------------------------------------------------------------
Net unrealized gain on investments                                                         $9,613,171
-----------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments                                           $20,826,703
-----------------------------------------------------------------------------------------------------
Increase in net assets from operations                                                    $84,097,489
-----------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

-------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------------------------------

This statement describes the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

FOR YEARS ENDED 8/31                                             2004                        2003

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS

Net investment income                                           $63,270,786                 $65,893,634
-------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                          11,213,532                  (3,136,399)
-------------------------------------------------------------------------------------------------------
Net unrealized gain (loss) on investments                         9,613,171                 (25,179,307)
------------------------------------------------------------  -------------                ------------
Increase in net assets from operations                          $84,097,489                 $37,577,928
------------------------------------------------------------  -------------                ------------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income
-------------------------------------------------------------------------------------------------------
  Class A                                                      $(60,067,941)               $(64,228,027)
-------------------------------------------------------------------------------------------------------
  Class B                                                        (3,121,074)                 (3,567,675)
------------------------------------------------------------  -------------                ------------
Total distributions declared to shareholders                   $(63,189,015)               $(67,795,702)
------------------------------------------------------------  -------------                ------------
Net increase (decrease) in net assets from fund share
transactions                                                  $(179,474,638)                $10,866,794
------------------------------------------------------------  -------------                ------------
Redemption fees                                                         $10                         $--
------------------------------------------------------------  -------------                ------------
Total decrease in net assets                                  $(158,566,154)               $(19,350,980)
------------------------------------------------------------  -------------                ------------

NET ASSETS

At beginning of period                                       $1,372,830,151              $1,392,181,131
-------------------------------------------------------------------------------------------------------
At end of period (including accumulated distributions
in excess of net investment loss of $603,069 and
$545,012, respectively)                                      $1,214,263,997              $1,372,830,151
-------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

-------------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years (or, if shorter, the period of the fund's operation). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the fund's independent registered public accounting firm, whose report, together with the fund's financial statements, are included in this report.

                                                                               YEARS ENDED 8/31
                                                 ----------------------------------------------------------------------------
CLASS A                                                2004              2003              2002           2001           2000

Net asset value, beginning of period                 $10.64            $10.87            $10.77         $10.29         $10.35
-----------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)(S)

  Net investment income(S)                            $0.53             $0.52             $0.53          $0.54          $0.54
-----------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investments                                          0.17             (0.22)             0.10           0.48           0.09
------------------------------------------------  ---------            ------            ------         ------         ------
Total from investment operations                      $0.70             $0.30             $0.63          $1.02          $0.63
------------------------------------------------  ---------            ------            ------         ------         ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income                         $(0.53)           $(0.53)           $(0.53)        $(0.54)        $(0.54)
-----------------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments                  --                --                --             --          (0.06)
-----------------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on
  investments                                            --                --                --             --          (0.09)
------------------------------------------------  ---------            ------            ------         ------         ------
Total distributions declared to shareholders         $(0.53)           $(0.53)           $(0.53)        $(0.54)        $(0.69)
------------------------------------------------  ---------            ------            ------         ------         ------
Redemption fees added to paid-in capital#             $0.00+               --                --             --             --
------------------------------------------------  ---------            ------            ------         ------         ------
Net asset value, end of period                       $10.81            $10.64            $10.87         $10.77         $10.29
------------------------------------------------  ---------            ------            ------         ------         ------
Total return (%)(+)                                    6.70              2.80              6.17          10.19           6.51
-----------------------------------------------------------------------------------------------------------------------------

Financial Highlights - continued

                                                                               YEARS ENDED 8/31
                                                 ----------------------------------------------------------------------------
CLASS A (CONTINUED)                                    2004              2003              2002           2001           2000

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                             0.53              0.59              0.59           0.59           0.58
-----------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                            4.92              4.76              5.01           5.16           5.32
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                        9                13                14             12             25
-----------------------------------------------------------------------------------------------------------------------------
Net assets at end of period
(000,000 Omitted)                                    $1,147            $1,291            $1,308         $1,284         $1,257
-----------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for certain periods indicated. In addition, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of Independent Chief Compliance Officer service fees paid to Tarantino LLC for certain of the periods indicated. If these fees had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income                                 $0.53                --                --             --             --
-----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                             0.58                --                --             --             --
-----------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                            4.87                --                --             --             --
-----------------------------------------------------------------------------------------------------------------------------
(S)(S) As required, effective September 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended
       August 31, 2002 was to increase net investment income per share and decrease net realized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.02%. Per share, ratios, and supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.
     + Per share amount was less than $0.01.
   (+) Total returns do not include the applicable sales charge. If the charge had been included, the results would have been lower.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

                                                                                YEARS ENDED 8/31
                                                    -------------------------------------------------------------------------
CLASS B                                                  2004             2003             2002           2001           2000

Net asset value, beginning of period                   $10.63           $10.86           $10.76         $10.28         $10.34
-----------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)(S)

  Net investment income(S)                              $0.45            $0.43            $0.45          $0.46          $0.46
-----------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investments                                            0.16            (0.22)            0.10           0.48           0.09
------------------------------------------------  -----------           ------           ------         ------         ------
Total from investment operations                        $0.61            $0.21            $0.55          $0.94          $0.55
------------------------------------------------  -----------           ------           ------         ------         ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income                           $(0.44)          $(0.44)          $(0.45)        $(0.46)        $(0.46)
-----------------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments                    --               --               --             --          (0.06)
-----------------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on investments            --               --               --             --          (0.09)
------------------------------------------------  -----------           ------           ------         ------         ------
Total distributions declared to shareholders           $(0.44)          $(0.44)          $(0.45)        $(0.46)        $(0.61)
------------------------------------------------  -----------           ------           ------         ------         ------
Redemption fees added to paid-in capital#                0.00+              --               --             --             --
------------------------------------------------  -----------           ------           ------         ------         ------
Net asset value, end of period                         $10.80           $10.63           $10.86         $10.76         $10.28
-------------------------------------------------------------           ------           ------         ------         ------
Total return (%)                                         5.86             1.96             5.33           9.35           5.70
-----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                               1.31             1.39             1.39           1.38           1.37
-----------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                              4.12             3.96             4.20           4.37           4.55
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                          9               13               14             12             25
-----------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000,000 Omitted)             $67              $82              $84            $83            $70
-----------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for certain periods indicated. In addition, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of Independent Chief Compliance Officer service fees paid to Tarantino LLC for certain of the periods indicated. If these fees had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income                                   $0.44               --               --             --             --
-----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                               1.36               --               --             --             --
-----------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                              4.07               --               --             --             --
-----------------------------------------------------------------------------------------------------------------------------
(S)(S) As required, effective September 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended
       August 31, 2002 was to increase net investment income per share and decrease net realized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.02%. Per share, ratios, and supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.
     + Per share amount was less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1) BUSINESS AND ORGANIZATION

MFS Municipal Bond Fund (the fund) is a diversified series of MFS Series Trust IV (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the projects or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service determines an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline in value.

INVESTMENT VALUATIONS - Bonds and other fixed income securities (other than short-term obligations) in the fund's portfolio are valued at an evaluated bid price as reported by an independent pricing service, or to the extent a valuation is not reported by a pricing service, such securities are valued on the basis of quotes from brokers and dealers. Prices obtained from pricing services utilize both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. All other short-term obligations in the fund's portfolio are valued at amortized cost, which constitutes market value as determined by the Board of Trustees. When pricing service information or market quotations are not readily available, securities are priced at fair value as determined under the direction of the Board of Trustees.

SWAP AGREEMENTS - The fund may enter into swap agreements. A swap is an exchange of cash payments between the fund and another party, which is based on a specific financial index. Cash payments are exchanged at specified intervals and the expected income or expense is recorded on the accrual basis. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. Risks may arise upon entering into these agreements from the potential inability of counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The fund uses swaps for both hedging and non-hedging purposes. For hedging purposes, the fund may use swaps to reduce its exposure to interest rate fluctuations. For non-hedging purposes, the fund may use swaps to take a position on anticipated changes in the underlying financial index.

INTEREST RATE SWAP AGREEMENTS - Interest rate swap agreements are agreements to exchange cash flows periodically based on a notional principal amount, for example the exchange of fixed rate interest payments for floating rate interest payments which are based on a specific financial index, or the exchange of two distinct floating rate payments. The net receivable or payable associated with these payments is accrued daily and is recorded as net interest income or expense. For financial statement purposes, the net interest income or expense periodically recognized for an interest rate swap is recorded in the same line item as any unrealized and realized gains or losses recognized for that instrument. The primary risk associated with interest rate swap agreements is that unfavorable changes in the fluctuation of interest rates could adversely impact the fund.

RATE LOCK SWAPS - The fund may enter into rate lock swaps, which are used to reduce the interest rate risk of the portfolio. A rate lock swap is a payment or receipt of cash on a specified future date, calculated as the difference between the strike rate and a specific index yield on that date. The payment received or made at the end of the measurement period is recorded as a realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation.

SHORT TERM FEES - For purchases made on or after July 1, 2004, the fund will charge a 2% redemption fee (which is retained by the fund) on proceeds from shares redeemed or exchanged within 5 business days following their acquisition (either by purchase or exchange). The fund may change the redemption fee period in the future, including changes in connection with pending Securities and Exchange rules. See the fund's prospectus for details. These fees are accounted for as an addition to paid-in capital.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. All premium and original issue discount is amortized or accreted for tax reporting purposes as required by federal income tax regulations.

FEES PAID INDIRECTLY - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended August 31, 2004, is shown as a reduction of total expenses on the Statement of Operations.

TAX MATTERS AND DISTRIBUTIONS - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net tax-exempt and taxable net income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Distributions paid by the fund from net interest received on tax-exempt municipal bonds are not includable by shareholders as gross income for federal income tax purposes because the fund intends to meet certain requirements of the Code applicable to regulated investment companies, which will enable the fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986 may be considered a tax-preference item to shareholders.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Common types of book and tax differences that could occur include differences in accounting for derivatives, capital losses, and amortization and accretion on debt securities.

The tax character of distributions declared for the years ended August 31, 2004 and August 31, 2003 was as follows:

                                                    8/31/04         8/31/03

Distributions declared from tax-exempt income   $63,189,015     $67,795,702
---------------------------------------------------------------------------

During the year ended August 31, 2004, accumulated distributions in excess of net investment income increased by $139,828, accumulated undistributed net realized gain on investments decreased by $998,225, and paid-in capital increased by $1,138,053 due to differences between book and tax accounting for amortization and accretion on debt securities, market discount, and utilization of equalization (a tax basis dividends paid deduction from earnings and profits distributed to shareholders upon redemption of shares). This change had no effect on the net assets or net asset value per share.

At August 31, 2004, accumulated distributions in excess of net investment income and accumulated realized gain on investments under book accounting were different from tax accounting due to temporary differences in accounting for capital losses and amortization and accretion on debt securities.

As of August 31, 2004, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

          Undistributed tax-exempt income                $4,409,827
          ----------------------------------------------------------
          Capital loss carryforward                        (761,962)
          ----------------------------------------------------------
          Unrealized appreciation                       116,069,197
          ----------------------------------------------------------
          Other temporary differences                    (5,011,617)
          ----------------------------------------------------------

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on August 31, 2009, ($349,381) and August 31, 2011, ($412,581).

MULTIPLE CLASSES OF SHARES OF BENEFICIAL INTEREST - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at the following annual rates:

          First $1.3 billion of average net assets             0.40%
          ----------------------------------------------------------
          Average net assets in excess of $1.3 billion         0.37%
          ----------------------------------------------------------
          Average net assets in excess of $2.0 billion         0.35%
          ----------------------------------------------------------

The investment adviser has contractually agreed to waive a portion of its fee, which is shown as a reduction of total expenses in the Statement of Operations.

As part of a settlement agreement with the New York Attorney General concerning market timing and related matters (see Legal Proceedings footnote), MFS has agreed to reduce the fund's management fee to 0.30% of average daily net assets for the period March 1, 2004 through February 28, 2009. During this time period, the Board of Trustees will continue to review the appropriateness of all advisory fees in accordance with their oversight responsibilities. After February 28, 2009 the management fee will be determined in accordance with then existing review policies approved by the Board of Trustees overseeing the fund.

Management fees incurred for the year ended August 31, 2004 were an effective rate of 0.35% of average daily net assets on an annualized basis.

The fund pays compensation to its Independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for retired Independent Trustees. Included in Trustees' compensation is a pension expense of $6,436 for retired Independent Trustees for the year ended August 31, 2004.

The MFS funds, including this fund, have entered into a services agreement (the "Agreement") which provides for payment of fees by the MFS funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the MFS funds. The ICCO is an officer of the MFS funds and the sole member of Tarantino LLC. MFS has agreed to reimburse each of the MFS funds for a proportional share of substantially all of the payments made by the MFS funds to Tarantino LLC and also to provide office space and other administrative support and supplies to the ICCO. The MFS funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement.

ADMINISTRATOR - MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to certain funds for which MFS acts as investment advisor. Under an administrative services agreement between the funds and MFS, MFS is entitled to partial reimbursement of the costs MFS incurs to provide these services, subject to review and approval by the Board of Trustees. Each fund is allocated a portion of these administrative costs based on its size and relative average net assets. Prior to April 1, 2004, the fund paid MFS an administrative fee up to the following annual percentage rates of the fund's average daily net assets:

          First $2 billion                                   0.0175%
          ----------------------------------------------------------
          Next $2.5 billion                                  0.0130%
          ----------------------------------------------------------
          Next $2.5 billion                                  0.0005%
          ----------------------------------------------------------
          In excess of $7 billion                            0.0000%
          ----------------------------------------------------------

Effective April 1, 2004, the fund paid MFS an administrative fee up to the following annual percentage rates of the fund's average daily net assets:

          First $2 billion                                  0.01120%
          ----------------------------------------------------------
          Next $2.5 billion                                 0.00832%
          ----------------------------------------------------------
          Next $2.5 billion                                 0.00032%
          ----------------------------------------------------------
          In excess of $7 billion                           0.00000%
          ----------------------------------------------------------

For the year ended August 31, 2004, the fund paid MFS $103,232 equivalent to 0.0079% of average daily net assets, to partially reimburse MFS for the costs of providing administrative services.

DISTRIBUTOR - MFD, a wholly owned subsidiary of MFS, as distributor, received $145,891 for the year ended August 31, 2004, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class B shares pursuant to rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD an annual percentage of its average daily net assets attributable to certain share classes in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD based on the average daily net assets of accounts attributable to such dealers. The fees are calculated based on each class' average daily net assets. The maximum distribution and service fees for each class of shares are as follows:

                                                                CLASS B

Distribution Fee                                                 0.75%
------------------------------------------------------------------------
Service Fee                                                      0.25%
------------------------------------------------------------------------
Total Distribution Plan                                          1.00%
------------------------------------------------------------------------

Except in the case of the 0.25% annum Class B service fee paid by the fund upon the sale of Class B shares in the first year, payment of the Class B service fee will not be implemented until such date as the Trustees of the trust may determine. MFD received no portion of the Class B service fee for the year ended August 31, 2004.

MFD retains the service fee for accounts not attributable to a securities dealer, which for the year ended August 31, 2004 amounted to:

                                               CLASS A         CLASS B

Service Fee Retained by MFD                    $32,569        $194,675
------------------------------------------------------------------------

Fees incurred under the distribution plan during the year ended August 31, 2004 were as follows:

                                                                CLASS B

Effective Annual Percentage Rates                                0.79%
------------------------------------------------------------------------

Certain Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within, for Class A shares, 12 months following the purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years from the end of the calendar month of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended August 31, 2004 were as follows:

                                               CLASS A         CLASS B

Contingent Deferred Sales Charges
Imposed                                        $35,569        $194,676
------------------------------------------------------------------------

SHAREHOLDER SERVICING AGENT - Included in shareholder servicing costs is a fee paid to MFSC, a wholly owned subsidiary of MFS, for its services as shareholder servicing agent. The fee, which is calculated as a percentage of the fund's average daily net assets is set periodically under the supervision of the fund's Trustees. Prior to April 1, 2004, the fee was set at 0.11% of the fund's average daily net assets. For the period April 1, 2004 through June 30, 2004, the fee was set at 0.10% of the fund's average daily net assets. Effective July 1, 2004, the fund is charged up to 0.0861% of its average daily net assets. For the year ended August 31, 2004, the fund paid MFSC a fee of $1,335,011 for shareholder services which equated to 0.1028% of the fund's average daily net assets. Also included in shareholder servicing costs are out-of-pocket expenses, paid to MFSC, which amounted to $81,147 for the year ended August 31, 2004, as well as other expenses paid to unaffiliated vendors.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $116,764,932 and $285,790,972, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

          Aggregate cost                             $1,088,158,161
          ----------------------------------------------------------
          Gross unrealized appreciation                $120,879,184
          ----------------------------------------------------------
          Gross unrealized depreciation                  (2,250,421)
          ----------------------------------------------------------
          Net unrealized appreciation                  $118,628,763
          ----------------------------------------------------------

(5) SHARES OF BENEFICIAL INTEREST

The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                           Year ended 8/31/04                    Year ended 8/31/03
                                       SHARES             AMOUNT             SHARES             AMOUNT

CLASS A SHARES

Shares sold                             7,315,777         $78,869,902        38,114,117        $415,706,341
------------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions           3,403,570          36,743,600         3,542,060          38,611,584
------------------------------------------------------------------------------------------------------------
Shares reacquired                     (25,826,781)       (278,780,909)      (40,702,564)       (443,315,265)
------------------------------------------------------------------------------------------------------------
Net increase (decrease)               (15,107,434)      $(163,167,407)          953,613         $11,002,660
------------------------------------------------------------------------------------------------------------

CLASS B SHARES

Shares sold                               588,974          $6,362,460         2,452,752         $26,727,632
------------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions             177,404           1,913,727           201,732           2,197,148
------------------------------------------------------------------------------------------------------------
Shares reacquired                      (2,280,227)        (24,583,418)       (2,673,634)        (29,060,646)
------------------------------------------------------------------------------------------------------------
Net decrease                           (1,513,849)       $(16,307,231)          (19,150)          $(135,866)
------------------------------------------------------------------------------------------------------------

(6) LINE OF CREDIT

The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve fund's rate plus 0.50%. In addition, a commitment fee, based on the average daily, unused portion of the line of credit, is allocated among the participating funds at the end of each calendar quarter. The commitment fee allocated to the fund for the year ended August 31, 2004 was $5,780, and is included in miscellaneous expense. The fund had no significant borrowings during the year ended August 31, 2004.

(7) FINANCIAL INSTRUMENTS

The fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include swap agreements. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Swap Agreements

Interest Rate Swaps

                         NOTIONAL
                         PRINCIPAL           CASH FLOWS               CASH FLOWS              UNREALIZED
                         AMOUNT OF            PAID BY                RECEIVED BY             APPRECIATION
EXPIRATION               CONTRACT             THE FUND                 THE FUND             (DEPRECIATION)

11/15/04                22,000,000         Fixed - 1.945%          Floating - 7 day                $(46,040)
                                                                    BMA Swap Index
------------------------------------------------------------------------------------------------------------
10/27/14                24,700,000         Fixed - 3.444%          Floating - 7 day                 198,945
                                                                    BMA Swap Index
------------------------------------------------------------------------------------------------------------
11/09/14                24,700,000         Fixed - 3.730%          Floating - 7 day                (360,402)
                                                                    BMA Swap Index
------------------------------------------------------------------------------------------------------------
11/17/14                20,000,000        Fixed - 4.1125%          Floating - 7 day                (884,074)
                                                                    BMA Swap Index
------------------------------------------------------------------------------------------------------------
12/15/16                10,000,000         Fixed - 4.071%          Floating - 7 day                (299,392)
                                                                    BMA Swap Index
------------------------------------------------------------------------------------------------------------
12/16/16                14,000,000         Fixed - 3.995%          Floating - 7 day                (320,267)
                                                                    BMA Swap Index
------------------------------------------------------------------------------------------------------------
10/06/19                10,000,000         Fixed - 4.128%          Floating - 7 day                (284,956)
                                                                    BMA Swap Index
------------------------------------------------------------------------------------------------------------
10/20/19                15,000,000         Fixed - 4.240%          Floating - 7 day                (546,661)
                                                                    BMA Swap Index
------------------------------------------------------------------------------------------------------------
10/27/34                13,000,000        Floating - 7 day          Fixed - 4.132%                 (170,798)
                                           BMA Swap Index
------------------------------------------------------------------------------------------------------------
11/09/34                13,000,000        Floating - 7 day          Fixed - 4.322%                  154,079
                                           BMA Swap Index
------------------------------------------------------------------------------------------------------------
                                                                                                $(2,559,566)
------------------------------------------------------------------------------------------------------------

At August 31, 2004, the fund had sufficient cash and/or securities to cover any commitments under these contracts.

(8) RESTRICTED SECURITIES

The fund may invest not more than 15% of its total assets in securities that are subject to legal or contractual restrictions on resale. At August 31, 2004, the fund owned the following restricted securities, excluding securities issued under Rule 144A, constituting 6.86% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith at the direction of the Trustees.

                                                     DATE OF       SHARE/PAR
DESCRIPTION                                      ACQUISITION          AMOUNT            COST           VALUE

Chicago, IL, Board of Education, RITES,
FGIC, 8.641%, 2019                                    2/9/00       5,000,000      $3,984,600      $6,329,600
------------------------------------------------------------------------------------------------------------
Chicago, IL, O'Hare International Airport
Rev., RITES, FSA, 9.5721%, 2022                      8/21/03       2,500,000       2,657,187       2,917,650
------------------------------------------------------------------------------------------------------------
Chicago, IL, O'Hare International Airport
Rev., RITES, XLCA, 10.0721%, 2029                    8/21/03       3,000,000       3,267,915       3,542,460
------------------------------------------------------------------------------------------------------------
Chicago, IL, RITES, AMBAC,
9.1754%, 2018                                        3/20/00       5,900,000       5,728,934       7,725,814
------------------------------------------------------------------------------------------------------------
Commonwealth of Massachusetts, ROLs, 9.342%,
2017                                                 8/28/01       2,870,000       3,099,697       3,640,251
------------------------------------------------------------------------------------------------------------
Commonwealth of Puerto Rico, ROLs, XLCA,
9.506% 2017                                         10/22/01       1,150,000       1,357,997       1,530,880
------------------------------------------------------------------------------------------------------------
Denver, CO, City & County Airport Rev.,
RITES, AMBAC, 10.35%, 2017                           8/28/00       2,500,000       2,625,460       3,046,400
------------------------------------------------------------------------------------------------------------
Massachusetts Health & Educational
Facilities Authority Rev., RITES (Harvard
University), 10.6397%, 2020                          11/8/99       8,410,000       9,415,512      12,587,920
------------------------------------------------------------------------------------------------------------
New Jersey Transportation Trust Fund
Authority Rev., ROLs, FSA,
9.596%, 2011                                          1/7/02       7,500,000       8,457,470       9,632,700
------------------------------------------------------------------------------------------------------------
New Jersey Turnpike Authority Rev., RITES,
MBIA, 8.9254%, 2020                                  4/19/00       5,000,000       4,654,747       5,660,600
------------------------------------------------------------------------------------------------------------
North Carolina Municipal Power Agency,
Catawba Electric Rev., ROLs, MBIA, 9.058%,
2019                                                  3/3/03       3,500,000       3,941,983       4,100,250
------------------------------------------------------------------------------------------------------------
Puerto Rico Electric Power Authority, RITES,
FSA, 8.6664%, 2015 - 2016                            9/16/99       5,500,000       5,295,450       6,497,700
------------------------------------------------------------------------------------------------------------
State of California, RITES,
9.0789%, 2012                                        11/8/99       5,825,000       6,028,151       7,456,000
------------------------------------------------------------------------------------------------------------
State of California, RITES, XLCA, 9.6639%,
2017                                                  1/3/00       6,875,000       7,003,975       8,668,138
------------------------------------------------------------------------------------------------------------
                                                                                                 $83,336,363
------------------------------------------------------------------------------------------------------------

(9) CONCENTRATION OF CREDIT RISK

At August 31, 2004 58.16% of securities in the portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The percentage of investments insured by or supported (backed) by a letter of credit from any one institution or agency did not exceed 18.47% of total investments.

(10) LEGAL PROCEEDINGS

On March 31, 2004, MFS settled an administrative proceeding with the Securities and Exchange Commission ("SEC") regarding disclosure of brokerage allocation practices in connection with MFS fund sales (the term "MFS funds" means the open-end registered management investment companies sponsored by MFS). Under the terms of the settlement, in which MFS neither admitted nor denied any wrongdoing, MFS agreed to pay (one dollar) $1.00 in disgorgement and $50 million in penalty to certain MFS funds, pursuant to a plan developed by an independent distribution consultant. The brokerage allocation practices which were the subject of this proceeding were discontinued by MFS in November 2003. The agreement with the SEC is reflected in an order of the SEC. Pursuant to the SEC order, on July 28, 2004, MFS transferred these settlement amounts to the SEC, and those MFS funds entitled to these settlement amounts accrued an estimate of their pro rata portion of these amounts. Once the final distribution plan is approved by the SEC, these amounts will be distributed by the SEC to the affected MFS funds. The SEC settlement order states that MFS failed to adequately disclose to the Boards of Trustees and to shareholders of the MFS funds the specifics of its preferred arrangements with certain brokerage firms selling MFS fund shares. The SEC settlement order states that MFS had in place policies designed to obtain best execution of all MFS fund trades. As part of the settlement, MFS retained an independent compliance consultant to review the completeness of its current policies and practices regarding disclosure to MFS fund trustees and to MFS fund shareholders of strategic alliances between MFS or its affiliates and broker-dealers and other financial advisers who support the sale of MFS fund shares.

In addition, in February, 2004, MFS reached agreement with the SEC, the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of New Hampshire ("NH") to settle administrative proceedings alleging false and misleading information in certain MFS retail fund prospectuses regarding market timing and related matters (the "February Settlements"). These regulators alleged that prospectus language for certain MFS retail funds was false and misleading because, although the prospectuses for those funds in the regulators' view indicated that the MFS funds prohibited market timing, MFS did not limit trading activity in 11 domestic large cap stock, high grade bond and money market funds. MFS' former Chief Executive Officer, John W. Ballen, and former President, Kevin R. Parke, also reached agreement with the SEC in which they agreed to, among other terms, monetary fines and temporary suspensions from association with any investment adviser or registered investment company. Messrs. Ballen and Parke have resigned their positions with, and will not be returning to, MFS and the MFS funds. Under the terms of the February Settlements, MFS and the executives neither admit nor deny wrongdoing.

Under the terms of the February Settlements, a $225 million pool has been established for distribution to shareholders in certain MFS retail funds, which has been funded by MFS and of which $50 million is characterized as a penalty. This pool will be distributed in accordance with a methodology developed by an independent distribution consultant in consultation with MFS and the Board of Trustees of the MFS retail funds, and acceptable to the SEC. MFS has further agreed with NYAG to reduce its management fees in the aggregate amount of approximately $25 million annually over the next five years, and not to increase certain management fees during this period. MFS has also paid an administrative fine to NH in the amount of $1 million, which will be used for investor education purposes (NH retained $250,000 and $750,000 was contributed to the North American Securities Administrators Association's Investor Protection Trust). In addition, under the terms of the February Settlements, MFS is in the process of adopting certain governance changes and reviewing its policies and procedures.

Since December 2003, MFS, Sun Life Financial Inc., various MFS funds, the Trustees of these MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the MFS funds during specified periods, as class actions on behalf of participants in certain retirement plan accounts, or as derivative actions on behalf of the MFS funds. The lawsuits relating to market timing and related matters have been transferred to, and consolidated before, the United States District Court for the District of Maryland, as part of a multi-district litigation of market timing and related claims involving several other fund complexes (In re Mutual Funds Investment Litigation (Alger, Columbia, Janus, MFS, One Group, Putnam, PIMCO), No. 1:04-md-15863 (transfer began March 19, 2004)). Four lawsuits alleging improper brokerage allocation practices and excessive compensation are pending in the United States District Court for the District of Massachusetts (Forsythe v. Sun Life Financial Inc., et al., No. 04cv10584 (GAO) (March 25,
2004); Eddings v. Sun Life Financial Inc., et al., No. 04cv10764 (GAO) (April 15, 2004); Marcus Dumond, et al. v. Massachusetts Financial Servs. Co., et al., No. 04cv11458 (GAO) (May 4, 2004); and Koslow v. Sun Life Financial Inc., et al., No. 04cv11019 (GAO) (May 20, 2004)). The lawsuits generally allege that some or all of the defendants (i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS' internal policies concerning market timing and such matters, and received excessive compensation as fiduciaries to the MFS funds, or (ii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of MFS fund shares and inadequately disclosed MFS' use of fund assets in this manner. The actions assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law. The lawsuits seek unspecified damages. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the MFS funds. The defendants are reviewing the allegations of the multiple complaints and will respond appropriately. Additional lawsuits based on similar allegations may be filed in the future.

Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against MFS, the MFS funds, or any other named defendant. As noted above, as part of the regulatory settlements, MFS has established a restitution pool in the amount of $225 million to compensate certain shareholders of the MFS retail funds for damages that they allegedly sustained as a result of market timing or late trading in certain of the MFS retail funds, and transferred $50 million for distribution to affected MFS funds to compensate those funds based upon the amount of brokerage commissions allocated in recognition of MFS fund sales. It is not clear whether these amounts will be sufficient to compensate shareholders for all of the damage they allegedly sustained, whether certain shareholders or putative class members may have additional claims to compensation, or whether the damages that may be awarded in any of the actions will exceed these amounts. In the event the MFS funds incur any losses, costs or expenses in connection with such lawsuits, the Boards of Trustees of the affected MFS funds may pursue claims on behalf of such funds against any party that may have liability to the funds in respect thereof.

Review of these matters by the independent Trustees of the MFS funds and their counsel is continuing. There can be no assurance that these regulatory actions and lawsuits, or the adverse publicity associated with these developments, will not result in increased fund redemptions, reduced sales of fund shares, or other adverse consequences to the MFS funds.

-------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
-------------------------------------------------------------------------------

To the Trustees of MFS Series Trust IV and the Shareholders of MFS Municipal Bond Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Municipal Bond Fund (one of the series comprising MFS Series Trust IV) (the "Trust") as of August 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of MFS Municipal Bond Fund as of August 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
October 25, 2004

------------------------------------------------------------------------------------------------------
TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND
------------------------------------------------------------------------------------------------------
The Trustees and officers of the Trust, as of October 10, 2004, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)
The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

                                                                        PRINCIPAL OCCUPATIONS & OTHER
                                POSITION(s) HELD     TRUSTEE/OFFICER       DIRECTORSHIPS(2) DURING
NAME, DATE OF BIRTH                WITH FUND             SINCE(1)            THE PAST FIVE YEARS
-------------------             ----------------     ---------------    -----------------------------
INTERESTED TRUSTEES
Robert J. Manning(3)          Trustee and           February 2004       Massachusetts Financial
(born 10/20/63)               President                                 Services Company, Chief
                                                                        Executive Officer, President,
                                                                        Chief Investment Officer and
                                                                        Director

Robert C. Pozen(3)            Trustee               February 2004       Massachusetts Financial
(born 08/08/46)                                                         Services Company, Chairman
                                                                        (since February 2004); Harvard
                                                                        Law School (education), John
                                                                        Olin Visiting Professor (since
                                                                        July 2002); Secretary of
                                                                        Economic Affairs, The
                                                                        Commonwealth of Massachusetts
                                                                        (January 2002 to December
                                                                        2002); Fidelity Investments,
                                                                        Vice Chairman (June 2000 to
                                                                        December 2001); Fidelity
                                                                        Management & Research Company
                                                                        (investment adviser),
                                                                        President (March 1997 to July
                                                                        2001); The Bank of New York
                                                                        (financial services),
                                                                        Director; Bell Canada
                                                                        Enterprises
                                                                        (telecommunications),
                                                                        Director; Telesat (satellite
                                                                        communications), Director

INDEPENDENT TRUSTEES
J. Atwood Ives                Trustee and Chair of  February 1992       Private investor; Eastern
(born 05/01/36)               Trustees                                  Enterprises (diversified
                                                                        services company), Chairman,
                                                                        Trustee and Chief Executive
                                                                        Officer (until November 2000)

Lawrence H. Cohn, M.D.        Trustee               August 1993         Brigham and Women's Hospital,
(born 03/11/37)                                                         Chief of Cardiac Surgery;
                                                                        Harvard Medical School,
                                                                        Professor of Surgery

David H. Gunning              Trustee               January 2004        Cleveland-Cliffs Inc. (mining
(born 05/30/42)                                                         products and service
                                                                        provider), Vice Chairman/
                                                                        Director (since April 2001);
                                                                        Encinitos Ventures (private
                                                                        investment company), Principal
                                                                        (1997 to April 2001); Lincoln
                                                                        Electric Holdings, Inc.
                                                                        (welding equipment
                                                                        manufacturer), Director;
                                                                        Southwest Gas Corporation
                                                                        (natural gas distribution
                                                                        company), Director

William R. Gutow              Trustee               December 1993       Private investor and real
(born 09/27/41)                                                         estate consultant; Capitol
                                                                        Entertainment Management
                                                                        Company (video franchise),
                                                                        Vice Chairman

Amy B. Lane                   Trustee               January 2004        Retired; Merrill Lynch & Co.,
(born 02/08/53)                                                         Inc., Managing Director,
                                                                        Investment Banking Group
                                                                        (1997 to February 2001);
                                                                        Borders Group, Inc. (book and
                                                                        music retailer), Director;
                                                                        Federal Realty Investment
                                                                        Trust (real estate investment
                                                                        trust), Trustee

Lawrence T. Perera            Trustee               July 1981           Hemenway & Barnes
(born 06/23/35)                                                         (attorneys), Partner

William J. Poorvu             Trustee               August 1982         Private investor; Harvard
(born 04/10/35)                                                         University Graduate School of
                                                                        Business Administration,
                                                                        Class of 1961 Adjunct
                                                                        Professor in Entrepreneurship
                                                                        Emeritus; CBL & Associates
                                                                        Properties, Inc. (real estate
                                                                        investment trust), Director

J. Dale Sherratt              Trustee               August 1993         Insight Resources, Inc.
(born 09/23/38)                                                         (acquisition planning
                                                                        specialists), President;
                                                                        Wellfleet Investments
                                                                        (investor in health care
                                                                        companies), Managing General
                                                                        Partner (since 1993);
                                                                        Cambridge Nutraceuticals
                                                                        (professional nutritional
                                                                        products), Chief Executive
                                                                        Officer (until May 2001)

Elaine R. Smith               Trustee               February 1992       Independent health care
(born 04/25/46)                                                         industry consultant

OFFICERS
Robert J. Manning(3)          President and         February 2004       Massachusetts Financial
(born 10/20/63)               Trustee                                   Services Company, Chief
                                                                        Executive Officer, President,
                                                                        Chief Investment Officer and
                                                                        Director

James R. Bordewick, Jr.(3)    Assistant Secretary   September 1990      Massachusetts Financial
(born 03/06/59)               and Assistant Clerk                       Services Company, Senior Vice
                                                                        President and Associate
                                                                        General Counsel

Jeffrey N. Carp(3)            Secretary and Clerk   September 2004      Massachusetts Financial
(born 12/01/56)                                                         Services Company, Senior Vice
                                                                        President, General Counsel and
                                                                        Secretary (since April 2004);
                                                                        Hale and Dorr LLP (law firm)
                                                                        (prior to April 2004)

James F. DesMarais(3)         Assistant Secretary   September 2004      Massachusetts Financial
(born 03/09/61)               and Assistant Clerk                       Services Company, Assistant
                                                                        General Counsel

Stephanie A. DeSisto(3)       Assistant Treasurer   May 2003            Massachusetts Financial
(born 10/01/53)                                                         Services Company, Vice
                                                                        President (since April 2003);
                                                                        Brown Brothers Harriman &
                                                                        Co., Senior Vice President
                                                                        (November 2002 to April
                                                                        2003); ING Groep N.V./Aeltus
                                                                        Investment Management, Senior
                                                                        Vice President (prior to
                                                                        November 2002)

Robert R. Flaherty(3)         Assistant Treasurer   August 2000         Massachusetts Financial
(born 09/18/63)                                                         Services Company, Vice
                                                                        President (since August
                                                                        2000); UAM Fund Services,
                                                                        Senior Vice President (prior
                                                                        to August 2000)

Richard M. Hisey(3)           Treasurer             August 2002         Massachusetts Financial
(born 08/29/58)                                                         Services Company, Senior Vice
                                                                        President (since July 2002);
                                                                        The Bank of New York, Senior
                                                                        Vice President (September 2000
                                                                        to July 2002); Lexington
                                                                        Global Asset Managers, Inc.,
                                                                        Executive Vice President and
                                                                        Chief Financial Officer (prior
                                                                        to September 2000); Lexington
                                                                        Funds, Chief Financial Officer
                                                                        (prior to September 2000)

Brian T. Hourihan(3)          Assistant Secretary   September 2004      Massachusetts Financial
(born 11/11/64)               and Assistant Clerk                       Services Company, Vice
                                                                        President, Senior Counsel and
                                                                        Assistant Secretary (since
                                                                        June 2004); Affiliated
                                                                        Managers Group, Inc., Chief
                                                                        Legal Officer/Centralized
                                                                        Compliance Program (January
                                                                        to April 2004); Fidelity
                                                                        Research & Management
                                                                        Company, Assistant General
                                                                        Counsel (prior to January
                                                                        2004)

Ellen Moynihan(3)             Assistant Treasurer   April 1997          Massachusetts Financial
(born 11/13/57)                                                         Services Company, Vice
                                                                        President

Frank L. Tarantino            Independent Chief     June 2004           Tarantino LLC (provider of
(born 03/07/44)               Compliance Officer                        compliance services),
                                                                        Principal (since June 2004);
                                                                        CRA Business Strategies Group
                                                                        (consulting services),
                                                                        Executive Vice President
                                                                        (April 2003 to June 2004);
                                                                        David L. Babson & Co.
                                                                        (investment adviser),
                                                                        Managing Director, Chief
                                                                        Administrative Officer and
                                                                        Director (February 1997 to
                                                                        March 2003)

James O. Yost(3)              Assistant Treasurer   September 1990      Massachusetts Financial
(born 06/12/60)                                                         Services Company, Senior Vice
                                                                        President
----------------
(1) Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
(3) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act), which is the principle federal law governing investment companies like the fund. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. The Trust will hold a shareholders' meeting in 2005 and at least once every five years thereafter to elect Trustees. Each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 102 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.
-----------------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER                                      CUSTODIAN
Massachusetts Financial Services Company                State Street Bank and Trust Company
500 Boylston Street, Boston, MA 02116-3741              225 Franklin Street, Boston, MA 02110

DISTRIBUTOR                                             INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
MFS Fund Distributors, Inc.                             Deloitte & Touche LLP
500 Boylston Street, Boston, MA 02116-3741              200 Berkeley Street, Boston, MA 02116

PORTFOLIO MANAGERS
Michael L. Dawson
Geoffrey L. Schechter

QUARTERLY PORTFOLIO DISCLOSURE
Beginning with the fund's first and third fiscal quarters following this report, the fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q may be reviewed and copied at the:

  Public Reference Room
  Securities and Exchange Commission
  Washington, D.C. 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling the Commission at
1-800-SEC-0330. The fund's Form N-Q is available on the EDGAR database on the Commission's Internet website at
http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference
Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at www.mfs.com.

--------------------------------------------------------------------------------
MONEY MANAGEMENT FOR ALL TYPES OF INVESTORS
--------------------------------------------------------------------------------

YOUR GOALS ARE IMPORTANT

MFS offers a complete range of investments and investment services to address specific financial needs over time. When your investing goals change, you can easily stay with MFS for the products you need, when you need them. Whether you're investing for college or retirement expenses or for tax management or estate planning, MFS will be there.

Ask your investment professional how MFS can help you move toward the goals you've set.

            MFS FAMILY OF FUNDS(R)

            More than 50 portfolios offer domestic and international equity and fixed-income investments across the full risk spectrum

            VARIABLE ANNUITIES

            A selection of annuity products with advantages for building and preserving wealth

            MFS 401(k) AND IRA SUITES

            Retirement plans for businesses and individuals

            MFS COLLEGE SAVINGS PLANS

            Investment products to help meet education expenses

            MFS PRIVATE PORTFOLIO SERVICES

            Investment advisory services that provide custom products for high-net-worth individuals

Variable annuities are offered through MFS/Sun Life Financial Distributors, Inc.

------------------------------------------------------------------------------
FEDERAL TAX INFORMATION (UNAUDITED)

In January 2005, shareholders will be mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 2004.

For federal income tax purposes, 100% of the total dividends paid by the fund from net investment income during the year ended 8/31/04, is designated as an exempt-interest dividend.

The fund has the option to use equalization, which is a tax basis dividends paid deduction from earnings and profits distributed to shareholders upon redemption of shares.
------------------------------------------------------------------------------

CONTACT INFORMATION

INVESTOR INFORMATION

For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free: 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.

A general description of the MFS funds' proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC's Web site at http://www.sec. gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

INVESTOR SERVICE

Write to us at: MFS Service Center, Inc.
                P.O. Box 55824
                Boston, MA 02205-5824

Type of Information            Phone number           Hours, Eastern Time
--------------------------------------------------------------------------------
General information            1-800-225-2606         8 a.m. to 8 p.m., any
                                                      business day
--------------------------------------------------------------------------------
Speech- or hearing-impaired    1-800-637-6576         9 a.m. to 5 p.m., any
                                                      business day
--------------------------------------------------------------------------------
Shares prices, account         1-800-MFS-TALK
balances exchanges             (1-800-637-8255)       24 hours a day, 365 days a
or stock and bond outlooks     touch-tone required    year
--------------------------------------------------------------------------------

WORLD WIDE WEB

Go to MFS.COM for a clear view of market events, investor education, account access, and product and performance insights.

Go paperless with EDELIVERY: Join your fellow shareholders who are already taking advantage of this great new benefit from MFS. With eDelivery, we send you prospectuses, reports, and proxies electronically. You get timely information without mailbox clutter (and help your fund save printing and postage costs).

SIGN-UP instructions: If your account is registered with us, go to mfs.com, log in to your account via MFS Access, and select the eDelivery sign up options.

If you own your MFS fund shares through a financial institution or through a retirement plan, MFS TALK, MFS Access, and eDelivery may not be available to you.

[logo] M F S(R)
INVESTMENT MANAGEMENT


(C) 2004 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                             MMB-ANN-10/04 40M

MFS(R) Mutual Funds

ANNUAL REPORT 8/31/04

MFS(R) MID CAP GROWTH FUND

[graphic omitted]

A path for pursuing opportunity

                                                           [logo] M F S(R)
                                                           INVESTMENT MANAGEMENT

--------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY: A COMMITMENT TO YOU
--------------------------------------------------------------------------------

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about every MFS investment product and service that we offer and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information; we maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

o data from investment applications and other forms

o share balances and transactional history with us, our affiliates, or others

o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may share information with companies or financial institutions that perform marketing services on our behalf or to other financial institutions with which we have joint marketing arrangements.

Access to your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards that comply with applicable federal regulations.

If you have any questions about MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

--------------------------------------------------------------------------------
NOT FDIC INSURED        MAY LOSE VALUE        NO BANK OR CREDIT UNION GUARANTEE
NOT A DEPOSIT       NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF
--------------------------------------------------------------------------------

MFS(R) MID CAP GROWTH FUND

The fund seeks long-term growth of capital.

-------------------------------------------------------------------------------

A PROSPECTUS FOR ANY MFS PRODUCT CAN BE OBTAINED FROM YOUR INVESTMENT PROFESSIONAL. YOU SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING AS IT CONTAINS COMPLETE INFORMATION ON THE FUND'S INVESTMENT OBJECTIVE(s), THE RISKS ASSOCIATED WITH AN INVESTMENT IN THE FUND, AND THE FEES, CHARGES, AND EXPENSES INVOLVED. THESE ELEMENTS, AS WELL AS OTHER INFORMATION CONTAINED IN THE PROSPECTUS, SHOULD BE CONSIDERED CAREFULLY BEFORE INVESTING.

-------------------------------------------------------------------------------

TABLE OF CONTENTS
----------------------------------------------------

MFS PRIVACY POLICY
----------------------------------------------------
LETTER FROM THE CEO                                1
----------------------------------------------------
MFS ORIGINAL RESEARCH(R)                           5
----------------------------------------------------
MANAGEMENT REVIEW                                  6
----------------------------------------------------
PORTFOLIO COMPOSITION                             10
----------------------------------------------------
PERFORMANCE SUMMARY                               11
----------------------------------------------------
EXPENSE TABLE                                     15
----------------------------------------------------
PORTFOLIO OF INVESTMENTS                          17
----------------------------------------------------
FINANCIAL STATEMENTS                              23
----------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                     39
----------------------------------------------------
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM                            52
----------------------------------------------------
TRUSTEES AND OFFICERS                             53
----------------------------------------------------
MONEY MANAGEMENT FOR ALL TYPES OF INVESTORS       57
----------------------------------------------------
FEDERAL TAX INFORMATION                           58
----------------------------------------------------
ASSET ALLOCATION                                  59
----------------------------------------------------
CONTACT INFORMATION                       BACK COVER

--------------------------------------------------------------------------------
LETTER FROM THE CEO
--------------------------------------------------------------------------------

Dear Shareholders,

[Photo of Robert J. Manning]

Our firm was built on the strength of MFS Original Research(R), our in-depth analysis of every security we consider for our portfolios. We've been honing this process since 1932, when we created one of the mutual fund industry's first research departments. And we continue to fine-tune this process so that we can provide strong and consistent long-term investment performance to help you achieve your financial goals.

While we have achieved strong investment performance in many of our portfolios, our goal is to achieve the same strong results across all asset classes. To ensure that our portfolio teams are doing the best possible job for our firm's clients and shareholders, I am focusing the vast majority of my time on the three key elements that I believe truly differentiate MFS from its competitors: people, process, and culture.

PEOPLE

Our people have always been our most valuable resource. Our philosophy is to deliver consistent, repeatable investment results by hiring the most talented investors in our industry. We recruit from the nation's top business schools and hire experienced analysts, both domestically and around the globe.

Our analysts are the engine that powers our entire investment team because their recommendations have a direct impact on the investment performance of our portfolios. To demonstrate our ongoing commitment in this area, we increased the number of equity analysts at MFS from less than 40 at the end of 2000 to about 50 in June 2004. During that same period, we doubled the average investment experience of our domestic equity analysts, in part by recruiting more seasoned analysts to the firm. Moreover, our international network of investment personnel now spans key regions of the world with offices in London, Mexico City, Singapore, and Tokyo, as well as Boston.

One of the major advantages that MFS has over many of its competitors is that the position of research analyst is a long-term career for many members of our team, not simply a steppingstone toward becoming a portfolio manager. We have worked to elevate the stature of the analyst position to be on par with that of a portfolio manager. In fact, an exceptional research analyst has the opportunity to earn more at MFS than some portfolio managers.

At the same time, we look within the firm to promote talented analysts who choose a path toward becoming a portfolio manager. We rarely hire portfolio managers from our competitors because we believe the best investors are those steeped in the MFS process and culture. In the past few months, we have identified three senior research analysts who will assume roles on the management teams of several of our larger portfolios. MFS is fortunate to have a deep bench of talented investment personnel, and we welcome the opportunity to put their skills to work for our clients.

PROCESS

MFS was built on the strength of its bottom-up approach to researching securities. We have enhanced the mentoring process for our research analysts by calling on several of our most seasoned portfolio managers to supplement the work of Director of Global Equity Research David A. Antonelli. These portfolio managers are taking a special interest in developing the careers of our research analysts and strengthening our investment process. Kenneth J. Enright of our value equity group is working with a team of domestic analysts; David E. Sette-Ducati of our small- and mid-cap equity team is working with analysts concentrating on small- and mid-cap companies; and Barnaby Wiener of our international equity team in London heads the European equity research team.

We have combined the bottom-up approach of our research process with a top-down approach to risk controls on portfolio composition. We have a very strong quantitative team under the leadership of industry veteran Deborah H. Miller, who represents the equity management department on the Management Committee of the firm. Quantitative analysis helps us generate investment ideas and, more importantly, assess the appropriate level of risk for each portfolio. The risk assessment is designed to assure that each portfolio operates within its investment objectives.

Additionally, we have increased the peripheral vision of our investment personnel across asset classes through the collaboration of our Equity, Fixed Income, Quantitative Analysis, and Risk Management teams. We recently codified this key aspect of our culture by forming an Investment Management Committee, composed of key members of these teams. This committee will work to ensure that all teams are sharing information, actively debating investment ideas, and creating a unified investment team.

CULTURE

Teamwork is at the heart of our ability to deliver consistent and competitive investment performance over time. At MFS, each member of our team is involved in our success; we have no superstars. The collaborative nature of our process works to assure a consistent investment approach across all of our products and provides a high level of continuity in portfolio management because our investment performance never depends on the contributions of just a single individual. Our culture is based on an environment of teamwork that allows our investment personnel to be successful. In turn, we demand superior investment results from every member of our team.

We have created a meritocracy at our firm based on investment results. We hold all of our portfolio managers accountable for the performance of their portfolios and their contributions to the team. We also track the equity and fixed-income ratings of our analysts so we can evaluate them based on the performance of their recommendations. We align bonus compensation to investment performance by weighting rewards to those who have created the greatest long-term benefit for our shareholders and who contribute most successfully to the Original Research(SM) process.

The strength of our culture has resulted in a tremendous amount of stability. Although we have dismissed members of our team whose performance did not meet MFS' high standards, only one portfolio manager has voluntarily left the firm over the past six months, based on a decision to retire from the industry.

In short, we can help you achieve your financial goals by hiring talented people, following a disciplined process, and maintaining our firm's unique culture. The enhancements described in this letter reflect the collaborative spirit and the depth of resources in our investment teams.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Robert J. Manning

    Robert J. Manning
    Chief Executive Officer and Chief Investment Officer
    MFS Investment Management(R)

    September 20, 2004

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
MFS ORIGINAL RESEARCH(R)
--------------------------------------------------------------------------------

THE MFS(R) DIFFERENCE

For 80 years MFS has been offering investors clear paths to pursuing specific investment objectives. Today, millions of individuals and thousands of institutions all over the world look to MFS to manage their assets with insight and care.

Our success, we believe, has to do with the fact that we see investors as people with plans, not just dollars to invest.

When you invest with MFS, you invest with a company dedicated to helping you realize your long-term financial goals.

INVESTORS CHOOSE MFS FOR OUR

o global asset management expertise across all asset classes

o time-tested money management process for pursuing consistent results

o full spectrum of investment products backed by MFS Original Research(R)

o resources and services that match real-life needs

TURNING INFORMATION INTO OPPORTUNITY

Sound investments begin with sound information. MFS has been doing its own research and analyzing findings in-house for decades. The process we use to uncover opportunity is called MFS Original Research(R).

MFS ORIGINAL RESEARCH INVOLVES

o meeting with the management of 3,000 companies each year to assess their business plans and the managers' ability to execute those plans

o making onsite visits to more than 2,000 companies annually to gain first-hand knowledge of their operations and products

o analyzing financial statements and balance sheets

o talking extensively with companies' customers and competitors

o developing our own proprietary estimates of companies' earnings

--------------------------------------------------------------------------------
MANAGEMENT REVIEW
--------------------------------------------------------------------------------

MARKET ENVIRONMENT

The recovery in global stock markets that began in the spring of 2003 continued into the first quarter of 2004. Business capital expenditures, which had been weak for several years, began to trend upward in the latter half of 2003, adding support to a recovery that had been fueled largely by consumer spending.

In the spring and summer of 2004, many measures of global economic growth, including employment, corporate spending, and earnings growth, continued to improve. But stock prices made only modest gains as investors, in our view, became increasingly concerned about higher interest rates, rising oil prices, a slowdown in corporate earnings growth, and continuing unrest in Iraq. The U.S. Federal Reserve Board raised interest rates in June and again in August, and set expectations for an ongoing series of modest rate hikes. A pullback in equity markets near the end of the period was triggered, we believe, by indications from a number of bellwether companies that earnings growth was starting to slow.

DETRACTORS FROM PERFORMANCE

Stock selection in the leisure sector was a significant detractor from relative performance. In particular, Westwood One, Citadel Broadcasting, and several other media holdings hurt results as their revenues and earnings fell short of our growth expectations. These companies did not experience the increases in advertising revenues and profits that we had anticipated in an improving economy.

Elsewhere in the leisure sector, our position in satellite broadcaster EchoStar Communications lost ground as investors, we believe, focused on higher costs to acquire new subscribers, concerns about competition, and slower growth prospects. EchoStar was not a holding in the fund's benchmark, the Russell MidCap Growth Index. The fund's holding in International Game Technology, a maker of computerized gaming machines and the largest U.S. supplier of slot machines, also held back returns. While the stock performed well for the period as a whole, we bought our position late in the period and the stock subsequently declined.

Stock selection and a relative underweighting hurt results in the consumer staples sector. The most significant relative detractor was our position in frozen dessert purveyor CoolBrands International. The company suffered a significant setback as a result of a licensing cancellation with Weight Watchers International and the subsequent loss of an important product line - Weight Watchers Smart Ones. CoolBrands was not represented in the fund's benchmark, and was sold out of the portfolio by period-end.

Poor relative performance in the special products and services sector was also attributable to stock selection. On a relative basis, the worst-performing stock in the sector and in the fund as a whole was Corinthian Colleges, whose share price declined after management lowered earnings projections near the end of the period.

Individual holdings in other sectors that hurt relative results included storage management software firm VERITAS Software, whose shares declined as the firm lowered its earnings projections and moved to restate prior-year results, online commerce vendor IAC/InterActiveCorp, whose business fundamentals deteriorated relative to our expectations, and Linux operating system software company Red Hat. For the one-year period as a whole, Red Hat stock did well. However, we built up our position later in the period when the stock had already risen substantially, and we suffered when, in the summer of 2004, Red Hat shares fell as the company announced the unexpected resignation of its Chief Financial Officer, and Red Hat's auditors indicated the company would have to restate financial statements from prior periods. IAC/ InterActiveCorp was not a holding in the fund's benchmark.

In addition, not owning orthopedic products maker Zimmer Holdings, which was a position in the benchmark, hurt relative performance as the stock soared over the period.

CONTRIBUTORS TO PERFORMANCE

Stock selection in the health care sector contributed significantly to relative results. As of period-end, Cytyc Corp. was the largest single position in the portfolio as well as the largest contributor to relative performance over the period. We view Cytyc as a leader in developing systems for cervical cancer screening. The stock rose when analysts increased earnings estimates based on the introduction of new imaging equipment to screen tissue samples. Elsewhere in health care, our holding in medical products firm C.R. Bard rose sharply as the company posted solid earnings growth driven, we believe, by new product introductions and strong execution of the company's business plan.

A relative overweighting in the utilities and communications sector also boosted results. Key contributors to relative performance here included cellular communications tower operators SpectraSite, which we sold during the period, and American Tower. We believe the stocks benefited from an increase in spending by their wireless carrier customers and refinancing of their debt that strengthened their balance sheets.

Individual stocks in other sectors that aided relative performance included Getty Images, one of the world's largest online sources of stock photography, and Investors Financial Services, a provider of administrative and other "back office" services to financial services companies. Avoiding KLA-Tencor, a maker of semiconductor production equipment, also helped relative results as the stock, a position tracked by the index, retreated significantly during the period.

    Respectfully,

/s/ Eric B. Fischman                  /s/ David E. Sette-Ducati

    Eric B. Fischman                      David E. Sette-Ducati
    Portfolio Manager                     Portfolio Manager

/s/ Camille H. Lee

    Camille H. Lee
    Portfolio Manager

Note to investors: Effective July 1, 2004, Camille H. Lee became a manager of the portfolio.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market and other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any MFS fund. References to specific securities are not recommendations of such securities and may not be representative of any MFS fund's current or future investments.

The fund will charge a 2% redemption fee on proceeds from shares redeemed or exchanged within 5 business days of acquiring (either by purchasing or exchanging) fund shares. See the prospectus for complete details.

-------------------------------------------------------------------------------

Visit mfs.com for our latest economic and investment outlook.

o Under Updates & Announcements, click Week in Review for a summary of recent investment-related news.

o From Week in Review, link to MFS Global Perspective for our current view of the world.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
-------------------------------------------------------------------------------

          -------------------------------------------------------
                            PORTFOLIO STRUCTURE*
          -------------------------------------------------------

          Stocks                                            98.3%
          Cash and Other Net Assets                          1.7%

          -------------------------------------------------------
                        TOP 5 SECTOR WEIGHTINGS
          -------------------------------------------------------

          Health Care                                       31.2%
          -------------------------------------------------------
          Technology                                        20.7%
          -------------------------------------------------------
          Leisure                                           14.0%
          -------------------------------------------------------
          Special Products and Services                     11.0%
          -------------------------------------------------------
          Utilities & Communications                         5.8%
          -------------------------------------------------------

          -------------------------------------------------------
                               TOP TEN HOLDINGS
          -------------------------------------------------------

          CYTYC CORP.                                        3.3%
          -------------------------------------------------------
          GENZYME CORP.                                      2.6%
          -------------------------------------------------------
          AMERICAN TOWER CORP.                               2.5%
          -------------------------------------------------------
          MILLIPORE CORP.                                    2.3%
          -------------------------------------------------------
          COMVERSE TECHNOLOGY, INC.                          2.1%
          -------------------------------------------------------
          MEDICIS PHARMACEUTICAL CORP.                       2.1%
          -------------------------------------------------------
          GILEAD SCIENCES, INC.                              2.1%
          -------------------------------------------------------
          GETTY IMAGES, INC.                                 2.0%
          -------------------------------------------------------
          GUIDANT CORP.                                      2.0%
          -------------------------------------------------------
          WATERS CORP.                                       1.8%
          -------------------------------------------------------

Percentages are based on total net assets as of 8/31/04.

The portfolio is actively managed, and current holdings may be different.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY THROUGH 8/31/04
--------------------------------------------------------------------------------

The following chart illustrates the historical performance of the fund's original share class in comparison to its benchmark. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.)

VISIT MFS.COM FOR THE MOST RECENT MONTH-END PERFORMANCE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. ANY HIGH SHORT-TERM RETURNS MAY BE AND LIKELY WERE ATTRIBUTABLE TO RECENT FAVORABLE MARKET CONDITIONS, WHICH MAY NOT BE REPEATED. THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                                  MFS Mid Cap
                                Growth Fund --     Russell Midcap
                                    Class A         Growth Index
              8/94                 $ 9,425           $10,000
              8/96                  12,478            13,949
              8/98                  12,689            16,205
              8/00                  41,722            40,322
              8/02                  15,228            16,979
              8/04                  19,765            23,790

TOTAL RETURNS

--------------------
Average annual
without sales charge
--------------------

                        Class
Share class         inception date     1-yr      3-yr       5-yr       10-yr
------------------------------------------------------------------------------
        A              12/01/93         2.02%     -9.81%     -1.60%      7.69%
------------------------------------------------------------------------------
        B              12/01/93         1.26%    -10.52%     -2.33%      6.86%
------------------------------------------------------------------------------
        C               8/01/94         1.28%    -10.49%     -2.32%      6.86%
------------------------------------------------------------------------------
        I               1/02/97         2.40%     -9.55%     -1.33%      7.90%
------------------------------------------------------------------------------
       R1              12/31/02         1.75%     -9.93%     -1.68%      7.64%
------------------------------------------------------------------------------
       R2              10/31/03         1.57%    -10.42%     -2.27%      6.90%
------------------------------------------------------------------------------
      529A              7/31/02         1.89%     -9.97%     -1.70%      7.63%
------------------------------------------------------------------------------
      529B              7/31/02         0.98%    -10.64%     -2.41%      6.82%
------------------------------------------------------------------------------
      529C              7/31/02         1.14%    -10.62%     -2.40%      6.81%
------------------------------------------------------------------------------

--------------------
Average annual
--------------------

Comparative benchmarks
------------------------------------------------------------------------------
Average mid-cap growth fund+            2.26%     -1.53%     -0.34%      7.70%
------------------------------------------------------------------------------
Russell Midcap Growth Index#            7.46%      2.39%     -0.27%      9.05%
------------------------------------------------------------------------------

--------------------
Average annual
with sales charge
--------------------

Share class
------------------------------------------------------------------------------
        A                              -3.85%    -11.57%     -2.76%      7.05%
------------------------------------------------------------------------------
        B                              -2.74%    -11.41%     -2.62%      6.86%
------------------------------------------------------------------------------
        C                               0.28%    -10.49%     -2.32%      6.86%
------------------------------------------------------------------------------
      529A                             -3.97%    -11.73%     -2.86%      6.99%
------------------------------------------------------------------------------
      529B                             -3.02%    -11.53%     -2.70%      6.82%
------------------------------------------------------------------------------
      529C                              0.14%    -10.62%     -2.40%      6.81%
------------------------------------------------------------------------------
I, R1, and R2 Class shares do not have a sales charge. Please see Notes to Performance Summary for more details.

--------------------
Cumulative
without sales charge
--------------------

Share class
------------------------------------------------------------------------------
        A                               2.02%    -26.64%     -7.74%    109.71%
------------------------------------------------------------------------------
        B                               1.26%    -28.34%    -11.11%     94.20%
------------------------------------------------------------------------------
        C                               1.28%    -28.29%    -11.08%     94.08%
------------------------------------------------------------------------------
        I                               2.40%    -26.01%     -6.46%    113.84%
------------------------------------------------------------------------------
       R1                               1.75%    -26.93%     -8.10%    108.88%
------------------------------------------------------------------------------
       R2                               1.57%    -28.12%    -10.83%     94.79%
------------------------------------------------------------------------------
      529A                              1.89%    -27.03%     -8.22%    108.61%
------------------------------------------------------------------------------
      529B                              0.98%    -28.64%    -11.48%     93.39%
------------------------------------------------------------------------------
      529C                              1.14%    -28.59%    -11.45%     93.26%
------------------------------------------------------------------------------
+ Source: Lipper Inc., an independent firm that reports mutual fund performance. # Source: Standard & Poor's Micropal, Inc.

INDEX DEFINITION

RUSSELL MIDCAP GROWTH INDEX - measures the performance of those companies in the Russell Midcap Index with higher price to book and forecasted growth values. The Russell Midcap Index consists of the smallest 800 market cap companies in the Russell 1000 index.

It is not possible to invest directly in an index.

NOTES TO PERFORMANCE SUMMARY

The performance shown reflects a non-recurring accrual made to the fund on July 28, 2004, relating to MFS' revenue sharing settlement with the Securities and Exchange Commission, without which the performance would have been lower.

Class A and 529A results, including sales charge, reflect the deduction of the maximum 5.75% sales charge. Class B and 529B results, including sales charge, reflect the deduction of the applicable contingent deferred sales charge
(CDSC), which declines over six years from 4% to 0%. Class C and 529C results, including sales charge (assuming redemption within one year from the end of the calendar month of purchase), reflect the deduction of the 1% CDSC. Class I shares have no sales charges and are available only to certain investors. Class R1 and R2 shares have no sales charges and are available only to certain retirement plans. Class 529A, 529B, and 529C shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan.

Performance for I, R1 and 529A shares includes the performance of the fund's Class A shares for periods prior to their offering. Performance for R2 and 529B shares includes the performance of the fund's Class B shares for periods prior to their offering. Performance for 529C shares includes the performance of the fund's Class C shares for periods prior to their offering. This blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the initial share class to which it is blended, and lower performance for share classes with lower operating expenses than the initial share class to which it is blended.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers, the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. There also is an additional annual fee, which is detailed in the program description, on qualified tuition programs. If this fee were reflected the performance for Class 529 shares would have been lower.

KEY RISK CONSIDERATIONS

The portfolio may invest in foreign and/or emerging markets securities, which are more susceptible to risks relating to interest rates, currency exchange rates, economic, and political conditions.

The portfolio may invest in small-, mid-sized, or emerging companies, which are susceptible to greater risk than is customarily associated with investing in more established companies.

The portfolio's value will vary daily since its investments will fluctuate in response to issuer, market, regulatory, economic, or political developments. Because stocks tend to be more volatile than some other investments, such as bonds, the more assets a fund dedicates to stocks, generally the more volatile the portfolio's value will be. Historically, stocks have outperformed bonds over time. The portfolio's investment risks should be considered prior to investing. Please see the prospectus for further information regarding these and other risk considerations.

-------------------------------------------------------------------------------
EXPENSE TABLE
-------------------------------------------------------------------------------

FUND EXPENSES BORNE BY SHAREHOLDERS DURING THE PERIOD FROM
MARCH 1, 2004, THROUGH AUGUST 31, 2004.

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments and redemption fees on certain exchanges and redemptions, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, March 1, 2004 through August 31, 2004.

ACTUAL EXPENSES

The first line for each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


-----------------
   Share Class
-----------------

-------------------------------------------------------------------------------
                                                                       Expenses
                                                                     Paid During
                         Annualized    Beginning        Ending         Period**
                           Expense   Account Value   Account Value*   3/01/04-
                            Ratio       3/01/04         8/31/04       8/31/04
--------------------------------------------------------------------------------
       Actual             1.24%        $1,000           $907            $5.96
 A     -------------------------------------------------------------------------
       Hypothetical       1.24%        $1,000          $1,019           $6.31
--------------------------------------------------------------------------------
       Actual             1.99%        $1,000           $903            $9.55
 B     -------------------------------------------------------------------------
       Hypothetical       1.99%        $1,000          $1,015           $10.11
--------------------------------------------------------------------------------
       Actual             1.98%        $1,000           $903            $9.50
 C     -------------------------------------------------------------------------
       Hypothetical       1.98%        $1,000          $1,015           $10.06
--------------------------------------------------------------------------------
       Actual             1.00%        $1,000           $909            $4.81
 I     -------------------------------------------------------------------------
       Hypothetical       1.00%        $1,000          $1,020           $5.09
--------------------------------------------------------------------------------
       Actual             1.49%        $1,000           $905            $7.16
 R1    -------------------------------------------------------------------------
       Hypothetical       1.49%        $1,000          $1,017           $7.58
--------------------------------------------------------------------------------
       Actual             1.73%        $1,000           $905            $8.31
 R2    -------------------------------------------------------------------------
       Hypothetical       1.73%        $1,000          $1,016           $8.79
--------------------------------------------------------------------------------
       Actual             1.59%        $1,000           $904            $7.63
529A   -------------------------------------------------------------------------
       Hypothetical       1.59%        $1,000          $1,017           $8.08
--------------------------------------------------------------------------------
       Actual             2.24%        $1,000           $902            $10.74
529B   -------------------------------------------------------------------------
       Hypothetical       2.24%        $1,000          $1,014           $11.37
--------------------------------------------------------------------------------
       Actual             2.24%        $1,000           $902            $10.74
529C   -------------------------------------------------------------------------
       Hypothetical       2.24%        $1,000          $1,014           $11.37
--------------------------------------------------------------------------------

* Ending account value reflects each class' ending account value assuming the actual class return per year before expenses (Actual) and a hypothetical 5% class return per year before expenses (Hypothetical).
** Expenses paid is equal to each class' annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher.

-------------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - 8/31/04
-------------------------------------------------------------------------------------------------

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Stocks - 98.3%
-------------------------------------------------------------------------------------------------
ISSUER                                                                 SHARES             $ VALUE
-------------------------------------------------------------------------------------------------
U.S. Stocks - 93.5%
-------------------------------------------------------------------------------------------------
Airlines - 1.0%
-------------------------------------------------------------------------------------------------
JetBlue Airways Corp.^*                                               821,693         $19,597,378
-------------------------------------------------------------------------------------------------

Apparel Manufacturers - 1.2%
-------------------------------------------------------------------------------------------------
Coach, Inc.*                                                          544,900         $22,967,535
-------------------------------------------------------------------------------------------------

Banks & Credits Companies - 1.0%
-------------------------------------------------------------------------------------------------
Investors Financial Services Corp.^                                   439,400         $20,379,372
-------------------------------------------------------------------------------------------------

Biotechnology - 8.6%
-------------------------------------------------------------------------------------------------
Celgene Corp.^*                                                       288,500         $16,372,375
-------------------------------------------------------------------------------------------------
Gen-Probe, Inc.^*                                                     413,600          14,930,960
-------------------------------------------------------------------------------------------------
Genzyme Corp.*                                                        958,131          51,739,074
-------------------------------------------------------------------------------------------------
Gilead Sciences, Inc.*                                                583,500          40,337,355
-------------------------------------------------------------------------------------------------
ImClone Systems, Inc.*                                                175,500           9,350,640
-------------------------------------------------------------------------------------------------
Medimmune, Inc.*                                                    1,109,000          26,471,830
-------------------------------------------------------------------------------------------------
Neurocrine Biosciences, Inc.^*                                        191,100           9,511,047
-------------------------------------------------------------------------------------------------
                                                                                     $168,713,281
-------------------------------------------------------------------------------------------------
Broadcast & Cable TV - 7.3%
-------------------------------------------------------------------------------------------------
Citadel Broadcasting Corp.^*                                        2,354,050         $33,898,320
-------------------------------------------------------------------------------------------------
Cox Communications, Inc., "A"*                                        457,900          15,046,594
-------------------------------------------------------------------------------------------------
EchoStar Communications Corp., "A"*                                   813,421          24,931,354
-------------------------------------------------------------------------------------------------
Entercom Communications Corp., "A"^*                                  276,500          10,424,050
-------------------------------------------------------------------------------------------------
NTL, Inc.^*                                                           620,947          33,723,632
-------------------------------------------------------------------------------------------------
Radio One, Inc., "A"*                                                 475,600           7,452,176
-------------------------------------------------------------------------------------------------
Westwood One, Inc.^*                                                  727,600          16,327,344
-------------------------------------------------------------------------------------------------
                                                                                     $141,803,470
-------------------------------------------------------------------------------------------------
Brokerage & Asset Managers - 2.4%
-------------------------------------------------------------------------------------------------
Ameritrade Holding Corp.^*                                          1,092,900         $12,448,131
-------------------------------------------------------------------------------------------------
Legg Mason, Inc.                                                      417,100          33,651,628
-------------------------------------------------------------------------------------------------
                                                                                      $46,099,759
-------------------------------------------------------------------------------------------------
Business Services - 9.3%
-------------------------------------------------------------------------------------------------
Alliance Data Systems Corp.^*                                         416,300         $15,902,660
-------------------------------------------------------------------------------------------------
Ceridian Corp.*                                                       812,900          15,030,521
-------------------------------------------------------------------------------------------------
Corporate Executive Board Co.^                                        584,300          34,391,898
-------------------------------------------------------------------------------------------------
DST Systems, Inc.^*                                                   537,600          24,321,024
-------------------------------------------------------------------------------------------------
Getty Images, Inc.^*                                                  716,000          39,702,200
-------------------------------------------------------------------------------------------------
Manpower, Inc.                                                        343,100          14,489,113
-------------------------------------------------------------------------------------------------
Monster Worldwide, Inc.*                                            1,421,450          28,755,934
-------------------------------------------------------------------------------------------------
Robert Half International, Inc.                                       409,600          10,035,200
-------------------------------------------------------------------------------------------------
                                                                                     $182,628,550
-------------------------------------------------------------------------------------------------
Chemicals - 0.6%
-------------------------------------------------------------------------------------------------
Monsanto Co.                                                          296,500         $10,851,900
-------------------------------------------------------------------------------------------------

Computer Software - 8.4%
-------------------------------------------------------------------------------------------------
Ascential Software Corp.*                                             440,400          $5,707,584
-------------------------------------------------------------------------------------------------
Intuit, Inc.*                                                         740,300          31,307,287
-------------------------------------------------------------------------------------------------
McAfee, Inc.*                                                         994,740          19,675,957
-------------------------------------------------------------------------------------------------
Mercury Interactive Corp.^*                                           785,200          27,097,252
-------------------------------------------------------------------------------------------------
NAVTEQ Corp.*                                                         116,900           3,843,672
-------------------------------------------------------------------------------------------------
Red Hat, Inc.^*                                                     1,679,600          20,591,896
-------------------------------------------------------------------------------------------------
Symantec Corp.*                                                       475,000          22,781,000
-------------------------------------------------------------------------------------------------
VERITAS Software Corp.*                                             1,976,600          33,048,752
-------------------------------------------------------------------------------------------------
                                                                                     $164,053,400
-------------------------------------------------------------------------------------------------
Consumer Goods & Services - 1.7%
-------------------------------------------------------------------------------------------------
Apollo Group, Inc., "A"*                                              197,000         $15,366,000
-------------------------------------------------------------------------------------------------
Career Education Corp.^*                                              353,700          10,908,108
-------------------------------------------------------------------------------------------------
Corinthian Colleges, Inc.^*                                           665,391           7,565,496
-------------------------------------------------------------------------------------------------
                                                                                      $33,839,604
-------------------------------------------------------------------------------------------------
Electrical Equipment - 0.4%
-------------------------------------------------------------------------------------------------
American Standard Cos., Inc.^*                                        223,800          $8,417,118
-------------------------------------------------------------------------------------------------

Electronics - 3.1%
-------------------------------------------------------------------------------------------------
Integrated Circuit Systems, Inc.^*                                    644,700         $14,170,506
-------------------------------------------------------------------------------------------------
Novellus Systems, Inc.^*                                              903,500          22,072,505
-------------------------------------------------------------------------------------------------
PMC-Sierra, Inc.^*                                                  2,522,900          23,563,886
-------------------------------------------------------------------------------------------------
                                                                                      $59,806,897
-------------------------------------------------------------------------------------------------
Gaming & Lodging - 2.4%
-------------------------------------------------------------------------------------------------
International Game Technology                                         388,100         $11,196,685
-------------------------------------------------------------------------------------------------
Royal Caribbean Cruises Ltd.^                                         651,100          26,890,430
-------------------------------------------------------------------------------------------------
WMS Industries, Inc.^*                                                393,000           7,942,530
-------------------------------------------------------------------------------------------------
                                                                                      $46,029,645
-------------------------------------------------------------------------------------------------
General Merchandise - 1.8%
-------------------------------------------------------------------------------------------------
99 Cents Only Stores^*                                              1,436,800         $18,606,560
-------------------------------------------------------------------------------------------------
Family Dollar Stores, Inc.                                            598,300          15,825,035
-------------------------------------------------------------------------------------------------
                                                                                      $34,431,595
-------------------------------------------------------------------------------------------------
Internet - 0.8%
-------------------------------------------------------------------------------------------------
IAC/InterActiveCorp^*                                                 664,989         $15,168,399
-------------------------------------------------------------------------------------------------

Leisure & Toys - 1.1%
-------------------------------------------------------------------------------------------------
Electronic Arts, Inc.*                                                443,300         $22,067,474
-------------------------------------------------------------------------------------------------

Machinery & Tools - 0.5%
-------------------------------------------------------------------------------------------------
Eaton Corp.                                                           163,000          $9,837,050
-------------------------------------------------------------------------------------------------

Medical & Health Technology & Services - 2.9%
-------------------------------------------------------------------------------------------------
Community Health Systems, Inc.^*                                      814,000         $20,350,000
-------------------------------------------------------------------------------------------------
Fisher Scientific International, Inc.*                                550,600          31,367,682
-------------------------------------------------------------------------------------------------
Tenet Healthcare Corp.^*                                              551,100           5,742,462
-------------------------------------------------------------------------------------------------
                                                                                      $57,460,144
-------------------------------------------------------------------------------------------------
Medical Equipment - 14.9%
-------------------------------------------------------------------------------------------------
C.R. Bard, Inc.                                                       550,000         $30,855,000
-------------------------------------------------------------------------------------------------
Cytyc Corp.^*                                                       2,699,000          64,668,040
-------------------------------------------------------------------------------------------------
DENTSPLY International, Inc.^                                         553,500          28,200,825
-------------------------------------------------------------------------------------------------
Guidant Corp.                                                         655,500          39,198,900
-------------------------------------------------------------------------------------------------
Invitrogen Corp.^*                                                    459,700          22,755,150
-------------------------------------------------------------------------------------------------
Millipore Corp.*                                                      880,500          44,289,150
-------------------------------------------------------------------------------------------------
Thermo Electron Corp.*                                                555,300          14,587,731
-------------------------------------------------------------------------------------------------
Thoratec Corp.^*                                                    1,088,200          10,686,124
-------------------------------------------------------------------------------------------------
Waters Corp.*                                                         830,500          35,968,955
-------------------------------------------------------------------------------------------------
                                                                                     $291,209,875
-------------------------------------------------------------------------------------------------
Oil Services - 2.7%
-------------------------------------------------------------------------------------------------
BJ Services Co.*                                                      502,600         $24,149,930
-------------------------------------------------------------------------------------------------
Cooper Cameron Corp.^*                                                342,100          17,423,153
-------------------------------------------------------------------------------------------------
GlobalSantaFe Corp.                                                   429,000          11,960,520
-------------------------------------------------------------------------------------------------
                                                                                      $53,533,603
-------------------------------------------------------------------------------------------------
Personal Computers & Peripherals - 1.0%
-------------------------------------------------------------------------------------------------
Lexmark International, Inc., "A"*                                     222,300         $19,662,435
-------------------------------------------------------------------------------------------------

Pharmaceuticals - 4.0%
-------------------------------------------------------------------------------------------------
Allergan, Inc.^                                                       277,400         $20,707,910
-------------------------------------------------------------------------------------------------
Endo Pharmaceuticals Holdings, Inc.*                                1,048,200          17,777,472
-------------------------------------------------------------------------------------------------
Medicis Pharmaceutical Corp., "A"^                                  1,103,100          40,395,522
-------------------------------------------------------------------------------------------------
                                                                                      $78,880,904
-------------------------------------------------------------------------------------------------
Printing & Publishing - 1.2%
-------------------------------------------------------------------------------------------------
Lamar Advertising Co., "A"*                                           115,000          $5,024,350
-------------------------------------------------------------------------------------------------
Meredith Corp.                                                        379,200          18,990,336
-------------------------------------------------------------------------------------------------
                                                                                      $24,014,686
-------------------------------------------------------------------------------------------------
Restaurants - 1.0%
-------------------------------------------------------------------------------------------------
Cheesecake Factory, Inc.^*                                            468,000         $19,365,840
-------------------------------------------------------------------------------------------------

Specialty Stores - 2.3%
-------------------------------------------------------------------------------------------------
PETsMART, Inc.                                                        790,750         $22,188,445
-------------------------------------------------------------------------------------------------
Tiffany & Co.^                                                        729,800          22,587,310
-------------------------------------------------------------------------------------------------
                                                                                      $44,775,755
-------------------------------------------------------------------------------------------------
Telecommunications - Wireless - 5.8%
-------------------------------------------------------------------------------------------------
American Tower Corp., "A"*                                          3,265,746         $48,626,958
-------------------------------------------------------------------------------------------------
Crown Castle International Corp.*                                   2,318,300          33,174,873
-------------------------------------------------------------------------------------------------
SpectraSite, Inc.^*                                                   717,320          32,236,361
-------------------------------------------------------------------------------------------------
                                                                                     $114,038,192
-------------------------------------------------------------------------------------------------
Telecommunications - Wireline - 5.0%
-------------------------------------------------------------------------------------------------
Comverse Technology, Inc.*                                          2,399,800         $42,020,498
-------------------------------------------------------------------------------------------------
F5 Networks, Inc.^*                                                   429,430          10,551,095
-------------------------------------------------------------------------------------------------
Harris Corp.                                                          319,500          15,387,120
-------------------------------------------------------------------------------------------------
Juniper Networks, Inc.^*                                            1,300,322          29,764,371
-------------------------------------------------------------------------------------------------
                                                                                      $97,723,084
-------------------------------------------------------------------------------------------------
Telephone Services - 0%
-------------------------------------------------------------------------------------------------
Covad Communications Group, Inc.*                                      18,794             $27,439
-------------------------------------------------------------------------------------------------

Trucking - 1.1%
-------------------------------------------------------------------------------------------------
Expeditors International of Washington, Inc.^                         428,900         $20,921,742
-------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                  $1,828,306,126
-------------------------------------------------------------------------------------------------

Foreign Stocks - 4.8%
-------------------------------------------------------------------------------------------------
Bermuda - 1.0%
-------------------------------------------------------------------------------------------------
Marvell Technology Group Ltd. (Electronics)^*                         851,300         $19,682,056
-------------------------------------------------------------------------------------------------

Canada - 1.0%
-------------------------------------------------------------------------------------------------
Aber Diamond Corp. (Metals & Mining)*                                 112,000          $3,558,871
-------------------------------------------------------------------------------------------------
Aber Diamond Corp. (Metals & Mining)+*                                101,400           3,222,049
-------------------------------------------------------------------------------------------------
Four Seasons Hotels, Inc. (Gaming & Lodging)^                         204,100          11,699,012
-------------------------------------------------------------------------------------------------
                                                                                      $18,479,932
-------------------------------------------------------------------------------------------------
Ireland - 0.7%
-------------------------------------------------------------------------------------------------
Elan Corp. PLC, ADR* (Pharmaceuticals)^*                              637,400         $14,424,362
-------------------------------------------------------------------------------------------------

Mexico - 0.5%
-------------------------------------------------------------------------------------------------
Grupo Televisa S.A., ADR (Broadcast & Cable TV)                       207,400          $9,982,162
-------------------------------------------------------------------------------------------------

Switzerland - 0.1%
-------------------------------------------------------------------------------------------------
Synthes, Inc. (Medical Equipment)                                      17,200          $1,845,678
-------------------------------------------------------------------------------------------------

United Kingdom - 1.5%
-------------------------------------------------------------------------------------------------
Amdocs Ltd. (Computer Software)^*                                   1,446,500         $29,074,648
-------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                  $93,488,838
-------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $1,805,732,842)                                     $1,921,794,964
-------------------------------------------------------------------------------------------------

Short-Term Obligations - 1.4%
-------------------------------------------------------------------------------------------------
ISSUER                                                             PAR AMOUNT             $ VALUE
-------------------------------------------------------------------------------------------------
Citicorp, Inc., due 9/10/04                                       $10,000,000          $9,996,375
-------------------------------------------------------------------------------------------------
General Electric Capital Corp., 1.57%, due 9/01/04                 17,992,000          17,992,000
-------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                       $27,988,375
-------------------------------------------------------------------------------------------------

Collateral for Securities Loaned - 18.9%
-------------------------------------------------------------------------------------------------
ISSUER                                                                 SHARES             $ VALUE
-------------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio, at Cost and
Net Asset Value                                                   369,404,378        $369,404,378
-------------------------------------------------------------------------------------------------

Repurchase Agreement - 2.1%
-------------------------------------------------------------------------------------------------
ISSUER                                                             PAR AMOUNT             $ VALUE
-------------------------------------------------------------------------------------------------
Morgan Stanley, 1.57%, dated 8/31/04, due 9/01/04, total to
be received $41,347,803 (secured by various U.S. Treasury
and Federal Agency obligations in a jointly traded account),
at Cost                                                           $41,346,000         $41,346,000
-------------------------------------------------------------------------------------------------
Total Investments(+) (Identified Cost, $2,244,471,595)                             $2,360,533,717
-------------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - (20.7)%                                             (404,796,669)
-------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                $1,955,737,048
-------------------------------------------------------------------------------------------------
  * Non-income producing security.
  ^ All or a portion of this security is on loan.
  + Restricted security.
(+) As of August 31, 2004, the fund had 2 securities representing $5,404,549 and 0.3% of net assets that were fair valued in accordance with the policies adopted by the Board of Trustees.

SEE NOTES TO FINANCIAL STATEMENTS

-----------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        STATEMENT OF ASSETS AND LIABILITIES
-----------------------------------------------------------------------------------------------------

This statement represents your fund's balance sheet, which details the assets and liabilities composing the total value of your fund.

AT 8/31/04

ASSETS

Investments, at value, including $359,764,249 of
securities on loan (identified cost, $2,244,471,595)          $2,360,533,717
-----------------------------------------------------------------------------------------------------
Cash                                                                  67,468
-----------------------------------------------------------------------------------------------------
Receivable for investments sold                                    8,696,414
-----------------------------------------------------------------------------------------------------
Receivable for fund shares sold                                    2,122,841
-----------------------------------------------------------------------------------------------------
Interest and dividends receivable                                    202,987
-----------------------------------------------------------------------------------------------------
Receivable from administrative proceeding settlement                 398,175
-----------------------------------------------------------------------------------------------------
Other assets                                                             783
-----------------------------------------------------------------------------------------------------
Total assets                                                                           $2,372,022,385
-----------------------------------------------------------------------------------------------------

LIABILITIES

Payable for investments purchased                                $36,712,908
-----------------------------------------------------------------------------------------------------
Payable for fund shares reacquired                                 8,896,438
-----------------------------------------------------------------------------------------------------
Collateral for securities loaned, at value                       369,404,378
-----------------------------------------------------------------------------------------------------
Payable to affiliates

-----------------------------------------------------------------------------------------------------
  Management fee                                                      40,137
-----------------------------------------------------------------------------------------------------
  Shareholder servicing costs                                        534,758
-----------------------------------------------------------------------------------------------------
  Distribution and service fee                                        23,594
-----------------------------------------------------------------------------------------------------
  Administrative fee                                                     261
-----------------------------------------------------------------------------------------------------
  Program manager fee                                                      4
-----------------------------------------------------------------------------------------------------
  Administrative service fee                                               2
-----------------------------------------------------------------------------------------------------
Accrued expenses and other liabilities                               672,857
-----------------------------------------------------------------------------------------------------
Total liabilities                                                                        $416,285,337
-----------------------------------------------------------------------------------------------------
Net assets                                                                             $1,955,737,048
-----------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF

Paid-in capital                                               $3,469,835,554
-----------------------------------------------------------------------------------------------------
Unrealized appreciation on investments and translation
of assets and liabilities in foreign currencies                  116,062,184
-----------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions                                         (1,630,070,025)
-----------------------------------------------------------------------------------------------------
Accumulated net investment loss                                      (90,665)
-----------------------------------------------------------------------------------------------------
Net assets                                                                             $1,955,737,048
-----------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding                                                 261,459,767
-----------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities - continued

Class A shares

  Net assets                                                  $1,092,443,279
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                             144,133,568
-----------------------------------------------------------------------------------------------------
  Net asset value per share                                                                     $7.58
-----------------------------------------------------------------------------------------------------
  Offering price per share (100/94.25X$7.58)                                                    $8.04
-----------------------------------------------------------------------------------------------------

Class B shares

  Net assets                                                    $446,414,855
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                              61,471,845
-----------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                  $7.26
-----------------------------------------------------------------------------------------------------

Class C shares

  Net assets                                                    $139,797,350
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                              19,695,680
-----------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                  $7.10
-----------------------------------------------------------------------------------------------------

Class I shares

  Net assets                                                    $270,934,019
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                              35,341,874
-----------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                     $7.67
-----------------------------------------------------------------------------------------------------

Class R1 shares

  Net assets                                                      $5,177,521
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                                 685,836
-----------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                     $7.55
-----------------------------------------------------------------------------------------------------

Class R2 shares

  Net assets                                                        $313,706
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                                  41,605
-----------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                     $7.54
-----------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities - continued

Class 529A shares

  Net assets                                                        $344,667
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                                  45,692
-----------------------------------------------------------------------------------------------------
  Net asset value and redemption price per share                                                $7.54
-----------------------------------------------------------------------------------------------------
  Offering price per share (100/94.25X$7.54)                                                    $8.00
-----------------------------------------------------------------------------------------------------

Class 529B shares

  Net assets                                                        $128,565
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                                  17,780
-----------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                  $7.23
-----------------------------------------------------------------------------------------------------

Class 529C shares

  Net assets                                                        $183,086
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                                  25,887
-----------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                  $7.07
-----------------------------------------------------------------------------------------------------

On sales of $50,000 or more, the offering prices of Class A and Class 529A shares are reduced.
A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C,
Class 529B, and Class 529C shares.

SEE NOTES TO FINANCIAL STATEMENTS

-----------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        STATEMENT OF OPERATIONS
-----------------------------------------------------------------------------------------------------

This statement describes how much your fund received in investment income and paid in expenses. It also describes any gains and/or losses generated by fund operations.

FOR YEAR ENDED 8/31/04

NET INVESTMENT INCOME (LOSS)

Income
-----------------------------------------------------------------------------------------------------
  Dividends                                                        $4,441,324
-----------------------------------------------------------------------------------------------------
  Interest                                                            615,939
-----------------------------------------------------------------------------------------------------
  Income on securities loaned                                         473,666
-----------------------------------------------------------------------------------------------------
  Other#                                                              398,175
-----------------------------------------------------------------------------------------------------
  Foreign taxes withheld                                              (12,681)
-----------------------------------------------------------------------------------------------------
Total investment income                                                                    $5,916,423
-----------------------------------------------------------------------------------------------------
Expenses
-----------------------------------------------------------------------------------------------------
  Management fee                                                  $15,778,753
-----------------------------------------------------------------------------------------------------
  Trustees' compensation                                               46,705
-----------------------------------------------------------------------------------------------------
  Shareholder servicing costs                                       4,314,030
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class A)                            3,062,726
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class B)                            5,073,781
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class C)                            1,678,725
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class R1)                              16,174
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class R2)                                 560
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class 529A)                               896
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class 529B)                               996
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class 529C)                             1,533
-----------------------------------------------------------------------------------------------------
  Program manager fee (Class 529A)                                        640
-----------------------------------------------------------------------------------------------------
  Program manager fee (Class 529B)                                        249
-----------------------------------------------------------------------------------------------------
  Program manager fee (Class 529C)                                        383
-----------------------------------------------------------------------------------------------------
  Administrative service fee (Class R2)                                   280
-----------------------------------------------------------------------------------------------------
  Administrative fee                                                  172,909
-----------------------------------------------------------------------------------------------------
  Custodian fee                                                       417,110
-----------------------------------------------------------------------------------------------------
  Printing                                                            248,264
-----------------------------------------------------------------------------------------------------
  Postage                                                             169,776
-----------------------------------------------------------------------------------------------------
  Auditing fees                                                        37,990
-----------------------------------------------------------------------------------------------------
  Legal fees                                                           20,849
-----------------------------------------------------------------------------------------------------
  Miscellaneous                                                       198,923
-----------------------------------------------------------------------------------------------------
Total expenses                                                                            $31,242,252
-----------------------------------------------------------------------------------------------------
  Fees paid indirectly                                                (67,118)
-----------------------------------------------------------------------------------------------------
  Reduction of expenses by investment adviser                            (260)
-----------------------------------------------------------------------------------------------------
Net expenses                                                                              $31,174,874
-----------------------------------------------------------------------------------------------------
Net investment loss                                                                      $(25,258,451)
-----------------------------------------------------------------------------------------------------

Statement of Operations - continued

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (identified cost basis)
-----------------------------------------------------------------------------------------------------
  Investment transactions                                        $267,416,087
-----------------------------------------------------------------------------------------------------
  Foreign currency transactions                                        58,575
-----------------------------------------------------------------------------------------------------
Net realized gain on investments and foreign
currency transactions                                                                    $267,474,662
-----------------------------------------------------------------------------------------------------
Change in unrealized depreciation
-----------------------------------------------------------------------------------------------------
  Investments                                                   $(199,506,790)
-----------------------------------------------------------------------------------------------------
  Translation of assets and liabilities in foreign
currencies                                                               (456)
-----------------------------------------------------------------------------------------------------
Net unrealized loss on investments and foreign
currency translation                                                                    $(199,507,246)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments and
foreign currency                                                                          $67,967,416
-----------------------------------------------------------------------------------------------------
Increase in net assets from operations                                                    $42,708,965
-----------------------------------------------------------------------------------------------------

# A non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal
  Proceedings and Transactions with Affiliates footnotes.

SEE NOTES TO FINANCIAL STATEMENTS

-----------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------

This statement describes the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

FOR YEARS ENDED 8/31                                             2004                        2003

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS

Net investment loss                                            $(25,258,451)               $(16,213,770)
-------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and foreign
currency transactions                                           267,474,662                (190,010,373)
-------------------------------------------------------------------------------------------------------
Net unrealized gain (loss) on investments and foreign
currency translation                                           (199,507,246)                606,619,785
----------------------------------------------------------  ---------------                ------------
Increase in net assets from operations                          $42,708,965                $400,395,642
----------------------------------------------------------  ---------------                ------------
Net decrease in net assets from fund share transactions        $(51,353,672)               $(42,284,399)
----------------------------------------------------------  ---------------                ------------
Redemption fees                                                      $1,174                         $--
----------------------------------------------------------  ---------------                ------------
Total increase (decrease) in net assets                         $(8,643,533)               $358,111,243
----------------------------------------------------------  ---------------                ------------

NET ASSETS

At beginning of period                                       $1,964,380,581              $1,606,269,338
-------------------------------------------------------------------------------------------------------
At end of period (including accumulated net investment
loss of $90,665 and $90,258, respectively)                   $1,955,737,048              $1,964,380,581
-------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

-------------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years (or, if shorter, the period of the fund's operation). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the fund's independent registered public accounting firm, whose report, together with the fund's financial statements, are included in this report.

                                                                           YEARS ENDED 8/31
                                         ------------------------------------------------------------------------------------
CLASS A                                          2004                 2003             2002              2001            2000

Net asset value, beginning of period            $7.43                $5.84           $10.50            $19.67          $11.34
-----------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS#

  Net investment loss(S)                       $(0.08)              $(0.05)          $(0.08)           $(0.07)         $(0.10)
-----------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss)
  on investments and foreign currency            0.23                 1.64            (4.42)            (6.35)          10.11
-------------------------------------------  --------               ------           ------            ------          ------
Total from investment operations                $0.15                $1.59           $(4.50)           $(6.42)         $10.01
-------------------------------------------  --------               ------           ------            ------          ------

LESS DISTRIBUTIONS

  From net realized gain on
  investments
  and foreign currency transactions               $--                  $--           $(0.15)           $(1.90)         $(1.68)
-----------------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on
  investments and foreign currency
  transactions                                     --                   --               --             (0.85)             --
-----------------------------------------------------------------------------------------------------------------------------
  From paid-in capital                             --                   --            (0.01)               --              --
-------------------------------------------  --------               ------           ------            ------          ------
Total distributions                               $--                  $--           $(0.16)           $(2.75)         $(1.68)
-------------------------------------------  --------               ------           ------            ------          ------
Redemption fees added to paid-in
capital#                                        $0.00+                 $--              $--               $--             $--
-------------------------------------------  --------               ------           ------            ------          ------
Net asset value, end of period                  $7.58                $7.43            $5.84            $10.50          $19.67
-------------------------------------------  --------               ------           ------            ------          ------
Total return (%)(+)                              2.02^^              27.23           (43.48)           (35.42)          94.75
-----------------------------------------------------------------------------------------------------------------------------

Financial Highlights - continued

                                                                           YEARS ENDED 8/31
                                         ------------------------------------------------------------------------------------
CLASS A (CONTINUED)                              2004                 2003             2002              2001            2000

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                       1.26                 1.34             1.39              1.26            1.24
-----------------------------------------------------------------------------------------------------------------------------
Net investment loss                             (0.98)               (0.76)           (0.87)            (0.50)          (0.61)
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                 94                  120              147               109             132
-----------------------------------------------------------------------------------------------------------------------------
Net assets at end of period
(000 Omitted)                              $1,092,443           $1,182,259         $946,866        $1,036,376        $526,748
-----------------------------------------------------------------------------------------------------------------------------

(S) For the year ended August 31, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of Independent Chief Compliance Officer services paid to Tarantino LLC. If this fee had been incurred by the fund, the net investment loss per share and the ratios would have been:

Net investment loss                            $(0.08)                 $--              $--               $--             $--
-----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                       1.26                   --               --                --              --
-----------------------------------------------------------------------------------------------------------------------------
Net investment loss                             (0.98)                  --               --                --              --
-----------------------------------------------------------------------------------------------------------------------------
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
(+) Total returns do not include the applicable sales charge. If the charge had been included, the results would have been lower.
  + Per share amount was less than $0.01.
 ^^ The fund's net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transactions with Affiliates footnotes. The non-recurring accrual did not have a material impact on the net asset value per share based on the shares outstanding on the day the proceeds were recorded.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

                                                                              YEARS ENDED 8/31
                                               ------------------------------------------------------------------------------
CLASS B                                              2004               2003             2002            2001            2000

Net asset value, beginning of period                $7.17              $5.68           $10.22          $19.24          $11.16
-----------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS#

  Net investment loss(S)                           $(0.13)            $(0.09)          $(0.14)         $(0.17)         $(0.22)
-----------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
  on investments and foreign currency                0.22               1.58            (4.32)          (6.19)           9.92
-------------------------------------------  ------------             ------           ------          ------          ------
Total from investment operations                    $0.09              $1.49           $(4.46)         $(6.36)          $9.70
-------------------------------------------  ------------             ------           ------          ------          ------

LESS DISTRIBUTIONS

  From net realized gain on investments and
  foreign currency transactions                       $--                $--           $(0.07)         $(1.84)         $(1.62)
-----------------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on
  investments and foreign currency
  transactions                                         --                 --               --           (0.82)             --
-----------------------------------------------------------------------------------------------------------------------------
  From paid-in capital                                 --                 --            (0.01)             --              --
-------------------------------------------  ------------             ------           ------          ------          ------
Total distributions                                   $--                $--           $(0.08)         $(2.66)         $(1.62)
-------------------------------------------  ------------             ------           ------          ------          ------
Redemption fees added to paid-in capital#           $0.00+               $--              $--             $--             $--
-------------------------------------------  ------------             ------           ------          ------          ------
Net asset value, end of period                      $7.26              $7.17            $5.68          $10.22          $19.24
-------------------------------------------  ------------             ------           ------          ------          ------
Total return (%)                                     1.26^^            26.23           (43.94)         (35.85)          93.37
-----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                           2.01               2.09             2.14            2.01            1.99
-----------------------------------------------------------------------------------------------------------------------------
Net investment loss                                 (1.73)             (1.51)           (1.60)          (1.25)          (1.36)
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                     94                120              147             109             132
-----------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)        $446,415           $498,021         $450,803        $781,652        $605,584
-----------------------------------------------------------------------------------------------------------------------------

(S) For the year ended August 31, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of Independent Chief Compliance Officer services paid to Tarantino LLC. If this fee had been incurred by the fund, the net investment loss per share and the ratios would have been:

Net investment loss                                $(0.13)               $--              $--             $--             $--
-----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                           2.01                 --               --              --              --
-----------------------------------------------------------------------------------------------------------------------------
Net investment loss                                 (1.73)                --               --              --              --
-----------------------------------------------------------------------------------------------------------------------------

  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
  + Per share amount was less than $0.01.
 ^^ The fund's net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transactions with Affiliates footnotes. The non-recurring accrual did not have a material impact on the net asset value per share based on the shares outstanding on the day the proceeds were recorded.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

                                                                              YEARS ENDED 8/31
                                               ------------------------------------------------------------------------------
CLASS C                                              2004              2003              2002            2001            2000

Net asset value, beginning of period                $7.01             $5.55            $10.00          $18.92          $11.01
-----------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS#

  Net investment loss(S)                           $(0.13)           $(0.09)           $(0.14)         $(0.16)         $(0.22)
-----------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
  on investments and foreign currency                0.22              1.55             (4.22)          (6.08)           9.77
-------------------------------------------  ------------            ------            ------          ------          ------
Total from investment operations                    $0.09             $1.46            $(4.36)         $(6.24)          $9.55
-------------------------------------------  ------------            ------            ------          ------          ------

LESS DISTRIBUTIONS

  From net realized gain on investments and
  foreign currency transactions                       $--               $--            $(0.08)         $(1.85)         $(1.64)
-----------------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on
  investments and foreign currency
  transactions                                         --                --                --           (0.83)             --
-----------------------------------------------------------------------------------------------------------------------------
  From paid-in capital                                 --                --             (0.01)             --              --
-------------------------------------------  ------------            ------            ------          ------          ------
Total distributions                                   $--               $--            $(0.09)         $(2.68)         $(1.64)
-------------------------------------------  ------------            ------            ------          ------          ------
Redemption fees added to paid-in capital#           $0.00+              $--               $--             $--             $--
-------------------------------------------  ------------            ------            ------          ------          ------
Net asset value, end of period                      $7.10             $7.01             $5.55          $10.00          $18.92
-------------------------------------------  ------------            ------            ------          ------          ------
Total return (%)                                     1.28^^           26.31            (43.94)         (35.87)          93.37
-----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                           2.01              2.09              2.14            2.01            1.99
-----------------------------------------------------------------------------------------------------------------------------
Net investment loss                                 (1.73)            (1.51)            (1.60)          (1.25)          (1.36)
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                     94               120               147             109             132
-----------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)        $139,797          $172,466          $176,786        $301,405        $178,008
-----------------------------------------------------------------------------------------------------------------------------

(S) For the year ended August 31, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of Independent Chief Compliance Officer services paid to Tarantino LLC. If this fee had been incurred by the fund, the net investment loss per share and the ratios would have been:

Net investment loss                                $(0.13)              $--               $--             $--             $--
-----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                           2.01                --                --              --              --
-----------------------------------------------------------------------------------------------------------------------------
Net investment loss                                 (1.73)               --                --              --              --
-----------------------------------------------------------------------------------------------------------------------------

  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
  + Per share amount was less than $0.01.
 ^^ The fund's net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transactions with Affiliates footnotes. The non-recurring accrual did not have a material impact on the net asset value per share based on the shares outstanding on the day the proceeds were recorded.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

                                                                               YEARS ENDED 8/31
                                                  ---------------------------------------------------------------------------
CLASS I                                                 2004              2003             2002           2001           2000

Net asset value, beginning of period                   $7.49             $5.87           $10.55         $19.73         $11.37
-----------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS#

  Net investment loss(S)                              $(0.06)           $(0.03)          $(0.05)        $(0.03)        $(0.07)
-----------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investments and foreign currency                      0.24              1.65            (4.46)         (6.37)         10.12
-----------------------------------------------  -----------            ------           ------         ------         ------
Total from investment operations                       $0.18             $1.62           $(4.51)        $(6.40)        $10.05
-----------------------------------------------  -----------            ------           ------         ------         ------

LESS DISTRIBUTIONS

  From net realized gain on investments and
  foreign currency transactions                          $--               $--           $(0.16)        $(1.92)        $(1.69)
-----------------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on
  investments and foreign currency
  transactions                                            --                --               --          (0.86)            --
-----------------------------------------------------------------------------------------------------------------------------
  From paid-in capital                                    --                --            (0.01)            --             --
-----------------------------------------------  -----------            ------           ------         ------         ------
Total distributions                                      $--               $--           $(0.17)        $(2.78)        $(1.69)
-----------------------------------------------  -----------            ------           ------         ------         ------
Redemption fees added to paid-in capital#              $0.00+              $--              $--            $--            $--
-----------------------------------------------  -----------            ------           ------         ------         ------
Net asset value, end of period                         $7.67             $7.49            $5.87         $10.55         $19.73
-----------------------------------------------  -----------            ------           ------         ------         ------
Total return (%)                                        2.40^^           27.60           (43.38)        (35.23)         95.21
-----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                              1.01              1.11             1.14           1.01           0.99
-----------------------------------------------------------------------------------------------------------------------------
Net investment loss                                    (0.72)            (0.53)           (0.63)         (0.26)         (0.36)
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                        94               120              147            109            132
-----------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)           $270,934          $109,332          $31,798        $30,490        $23,539
-----------------------------------------------------------------------------------------------------------------------------

(S) For the year ended August 31, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of Independent Chief Compliance Officer services paid to Tarantino LLC. If this fee had been incurred by the fund, the net investment loss per share and the ratios would have been:

Net investment loss                                   $(0.06)              $--              $--            $--            $--
-----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                              1.01                --               --             --             --
-----------------------------------------------------------------------------------------------------------------------------
Net investment loss                                    (0.72)               --               --             --             --
-----------------------------------------------------------------------------------------------------------------------------

  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
  + Per share amount was less than $0.01.
 ^^ The fund's net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transactions with Affiliates footnotes. The non-recurring accrual did not have a material impact on the net asset value per share based on the shares outstanding on the day the proceeds were recorded.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

                                                                         YEAR ENDED             PERIOD ENDED
CLASS R1                                                                   8/31/04                8/31/03*

Net asset value, beginning of period                                       $7.42                   $5.66
--------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS#

  Net investment loss(S)                                                  $(0.10)                 $(0.05)
--------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments and
  foreign currency                                                          0.23                    1.81
--------------------------------------------------------------------------------                  ------
Total from investment operations                                           $0.13                   $1.76
--------------------------------------------------------------------------------                  ------
Redemption fees added to paid-in capital#                                  $0.00+++                  $--
--------------------------------------------------------------------------------                  ------
Net asset value, end of period                                             $7.55                   $7.42
--------------------------------------------------------------------------------                  ------
Total return (%)                                                            1.75^^                 31.10++
--------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                                                  1.50                    1.67+
--------------------------------------------------------------------------------------------------------
Net investment loss                                                        (1.22)                  (1.16)+
--------------------------------------------------------------------------------------------------------
Portfolio turnover                                                            94                     120
--------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                                 $5,177                  $2,039
--------------------------------------------------------------------------------------------------------

(S) For the year ended August 31, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of Independent Chief Compliance Officer services paid to Tarantino
    LLC. If this fee had been incurred by the fund, the net investment loss per share and the ratios would have been:

Net investment loss                                                       $(0.10)                    $--
--------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                                                  1.50                      --
--------------------------------------------------------------------------------------------------------
Net investment loss                                                        (1.22)                     --
--------------------------------------------------------------------------------------------------------

  *  For the period from the inception of Class R1 shares, December 31, 2002, through August 31, 2003.
  +  Annualized.
 ++  Not annualized.
+++  Per share amount was less than $0.01.
  #  Per share data are based on average shares outstanding.
 ##  Ratios do not reflect reductions from fees paid indirectly.
 ^^ The fund's net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transactions with Affiliates footnotes. The non-recurring accrual did not have a material impact on the net asset value per share based on the shares outstanding on the day the proceeds were recorded.

SEE NOTES TO FINANCIAL STATEMENTS

                                                                   PERIOD ENDED
CLASS R2                                                             8/31/04*

Net asset value, beginning of period                                  $7.61
---------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS#

  Net investment loss(S)                                             $(0.09)
---------------------------------------------------------------------------
  Net realized and unrealized gain on investments and
  foreign currency                                                     0.02
-----------------------------------------------------------------  --------
Total from investment operations                                     $(0.07)
-----------------------------------------------------------------  --------
Redemption fees added to paid-in capital#                             $0.00+++
-----------------------------------------------------------------  --------
Net asset value, end of period                                        $7.54
-----------------------------------------------------------------  --------
Total return (%)                                                      (0.92)++^^
---------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                                             1.74+
---------------------------------------------------------------------------
Net investment loss                                                   (1.47)+
---------------------------------------------------------------------------
Portfolio turnover                                                       94
---------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                              $314
---------------------------------------------------------------------------

(S) For the year ended August 31, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of Independent Chief Compliance Officer services paid to Tarantino LLC. If this fee had been incurred by the fund, the net investment loss per share and the ratios would have been:

Net investment loss                                                  $(0.09)
---------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                                             1.74
---------------------------------------------------------------------------
Net investment loss                                                   (1.47)
---------------------------------------------------------------------------
  * For the period from the inception of Class R2 shares, October 31, 2003, through August 31, 2004.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
 ^^ The fund's net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transactions with Affiliates footnotes. The non-recurring accrual did not have a material impact on the net asset value per share based on the shares outstanding on the day the proceeds were recorded.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

                                                                      YEAR ENDED 8/31,
                                                               ------------------------------        PERIOD ENDED
CLASS 529A                                                            2004               2003          8/31/02*

Net asset value, beginning of period                                 $7.40              $5.83              $5.84
----------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS#

  Net investment loss(S)                                            $(0.11)            $(0.07)            $(0.00)+++
----------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments and
  foreign currency                                                    0.25               1.64              (0.01)
--------------------------------------------------------------  ----------             ------             ------
Total from investment operations                                     $0.14              $1.57             $(0.01)
--------------------------------------------------------------  ----------             ------             ------
Redemption fees added to paid-in capital#                            $0.00++++            $--                $--
--------------------------------------------------------------  ----------             ------             ------
Net asset value, end of period                                       $7.54              $7.40              $5.83
--------------------------------------------------------------  ----------             ------             ------
Total return (%)(+)                                                   1.89^^            26.93              (0.17)++**
----------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                                            1.60               1.73               1.74+
----------------------------------------------------------------------------------------------------------------
Net investment loss                                                  (1.32)             (1.18)             (1.22)+
----------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                      94                120                147
----------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                             $345               $123                 $5
----------------------------------------------------------------------------------------------------------------

(S) For the year ended August 31, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of Independent Chief Compliance Officer services paid to Tarantino LLC. If this fee had been incurred by the fund, the net investment loss per share and the ratios would have been:

Net investment loss                                                 $(0.11)               $--                $--
----------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                                            1.60                 --                 --
----------------------------------------------------------------------------------------------------------------
Net investment loss                                                  (1.32)                --                 --
----------------------------------------------------------------------------------------------------------------

   * For the period from the inception of Class 529A shares, July 31, 2002, through August 31, 2002.
  ** The total return previously reported for the period ended August 31, 2002 has been revised from (1.17)% to (0.17)%.
   + Annualized.
  ++ Not annualized.
 +++ Per share amount was less than $(0.01).
++++ Per share amount was less than $0.01.
   # Per share data are based on average shares outstanding.
  ## Ratios do not reflect reductions from fees paid indirectly.
 (+) Total returns do not include the applicable sales charge. If the charge had been included, the results would have been lower.
  ^^ The fund's net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transactions with Affiliates footnotes. The non-recurring accrual did not have a material impact on the net asset value per share based on the shares outstanding on the day the proceeds were recorded.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

                                                                      YEAR ENDED 8/31,
                                                               ------------------------------        PERIOD ENDED
CLASS 529B                                                            2004               2003          8/31/02*

Net asset value, beginning of period                                 $7.16              $5.68              $5.69
----------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS#

  Net investment loss(S)                                            $(0.15)            $(0.11)            $(0.01)
----------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments and
  foreign currency                                                    0.22               1.59              (0.00)+++
--------------------------------------------------------------  ----------             ------             ------
Total from investment operations                                     $0.07              $1.48             $(0.01)
--------------------------------------------------------------  ----------             ------             ------
Redemption fees added to paid-in capital#                            $0.00++++            $--                $--
--------------------------------------------------------------  ----------             ------             ------
Net asset value, end of period                                       $7.23              $7.16              $5.68
--------------------------------------------------------------  ----------             ------             ------
Total return (%)                                                      0.98^^            26.06              (0.18)++
----------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##^                                                           2.25               2.36               2.39+
----------------------------------------------------------------------------------------------------------------
Net investment loss                                                  (1.97)             (1.78)             (1.85)+
----------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                      94                120                147
----------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                             $129                $55                 $5
----------------------------------------------------------------------------------------------------------------

(S) For the year ended August 31, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of Independent Chief Compliance Officer services paid to Tarantino LLC. If this fee had been incurred by the fund, the net investment loss per share and the ratios would have been:

Net investment loss                                                 $(0.15)               $--                $--
----------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                                            2.25                 --                 --
----------------------------------------------------------------------------------------------------------------
Net investment loss                                                  (1.97)                --                 --
----------------------------------------------------------------------------------------------------------------

   * For the period from the inception of Class 529B shares, July 31, 2002, through August 31, 2002.
   + Annualized.
  ++ Not annualized.
 +++ Per share amount was less than $(0.01).
++++ Per share amount was less than $0.01.
   # Per share data are based on average shares outstanding.
  ## Ratios do not reflect reductions from fees paid indirectly.
  ^^ The fund's net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transactions with Affiliates footnotes. The non-recurring accrual did not have a material impact on the net asset value per share based on the shares outstanding on the day the proceeds were recorded.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

                                                                      YEAR ENDED 8/31,
                                                               ------------------------------        PERIOD ENDED
CLASS 529C                                                            2004               2003          8/31/02*

Net asset value, beginning of period                                 $6.99              $5.55              $5.56
----------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS#

  Net investment loss(S)                                            $(0.15)            $(0.10)            $(0.01)
----------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments and
  foreign currency                                                    0.23               1.54              (0.00)+++
--------------------------------------------------------------  ----------             ------             ------
Total from investment operations                                     $0.08              $1.44             $(0.01)
--------------------------------------------------------------  ----------             ------             ------
Redemption fees added to paid-in capital#                            $0.00++++            $--                $--
--------------------------------------------------------------  ----------             ------             ------
Net asset value, end of period                                       $7.07              $6.99              $5.55
--------------------------------------------------------------  ----------             ------             ------
Total return (%)                                                      1.14^^            25.95              (0.18)++
----------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                                            2.26               2.36               2.39+
----------------------------------------------------------------------------------------------------------------
Net investment loss                                                  (1.97)             (1.78)             (1.85)+
----------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                      94                120                147
----------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                             $183                $86                 $5
----------------------------------------------------------------------------------------------------------------

(S) For the year ended August 31, 2004, the investment adviser has voluntarily agreed to reimburse the fund for its proportional share of Independent Chief Compliance Officer services paid to Tarantino LLC. If this fee had been incurred by the fund, the net investment loss per share and the ratios would have been:

Net investment loss                                                 $(0.15)               $--                $--
----------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                                            2.26                 --                 --
----------------------------------------------------------------------------------------------------------------
Net investment loss                                                  (1.97)                --                 --
----------------------------------------------------------------------------------------------------------------

   *  For the period from the inception of Class 529C shares, July 31, 2002, through August 31, 2002.
   +  Annualized.
  ++  Not annualized.
 +++  Per share amount was less than $(0.01).
++++  Per share amount was less than $0.01.
   #  Per share data are based on average shares outstanding.
  ##  Ratios do not reflect reductions from fees paid indirectly.
  ^^  The fund's net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transactions with Affiliates footnotes. The non-recurring accrual did not have a material impact on the net asset value per share based on the shares outstanding on the day the proceeds were recorded.

SEE NOTES TO FINANCIAL STATEMENTS

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

(1) BUSINESS AND ORGANIZATION

MFS Mid Cap Growth Fund (the fund) is a diversified series of MFS Series Trust IV (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

INVESTMENT VALUATIONS - Equity securities in the fund's portfolio for which market quotations are available are valued at the last sale or official closing price as reported by an independent pricing service on the primary market or exchange on which they are primarily traded, or at the last quoted bid price for securities in which there were no sales during the day. Equity securities traded over the counter are valued at the last sales price traded each day as reported by an independent pricing service, or to the extent there are no sales reported, such securities are valued on the basis of quotations obtained from brokers and dealers. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. All other short-term obligations in the fund's portfolio are valued at amortized cost, which constitutes market value as determined by the Board of Trustees. Money market mutual funds are valued at net asset value. Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. When pricing service information or market quotations are not readily available, securities are priced at fair value as determined under the direction of the Board of Trustees. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, the fund may utilize information from an external vendor or other sources to adjust closing market quotations of foreign equity securities to reflect what it believes to be the fair value of the securities as of the fund's valuation time. Because the frequency of significant events is not predictable, fair valuation of foreign equity securities may occur on a frequent basis.

REPURCHASE AGREEMENTS - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

FOREIGN CURRENCY TRANSLATION - Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

SECURITY LOANS - State Street Bank and Trust Company ("State Street") and J.P. Morgan Chase and Co. ("Chase"), as lending agents, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provide the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agents. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

SHORT TERM FEES - For purchases made on or after July 1, 2004, the fund will charge a 2% redemption fee (which is retained by the fund) on proceeds from shares redeemed or exchanged within 5 business days following their acquisition (either by purchase or exchange). The fund may change the redemption fee period in the future, including changes in connection with pending Securities and Exchange rules. See the fund's prospectus for details. These fees are accounted for as an addition to paid-in capital.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

FEES PAID INDIRECTLY - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the year ended August 31, 2004, the fund's custodian fees were reduced by $12,814 under this arrangement. The fund has entered into a commission recapture agreement, under which certain brokers will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the year ended August 31, 2004, the fund's miscellaneous expenses were reduced by $54,304 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

TAX MATTERS AND DISTRIBUTIONS - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, capital losses. During the year ended August 31, 2004, accumulated net investment loss decreased by $25,258,044, accumulated net realized loss on investments and foreign currency transactions increased by $58,575, and paid-in capital decreased by $25,199,469 due to differences between book and tax accounting for currency transactions and net investment loss. This change had no effect on the net assets or net asset value per share.

The fund paid no distributions for the years ended August 31, 2004 and August 31, 2003.

As of August 31, 2004, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

          Capital loss carryforward                 $(1,625,034,484)
          ----------------------------------------------------------
          Unrealized appreciation                       111,026,643
          ----------------------------------------------------------
          Other temporary differences                       (90,665)
          ----------------------------------------------------------

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration as follows: on August 31, 2011, $(1,625,034,484).

MULTIPLE CLASSES OF SHARES OF BENEFICIAL INTEREST - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase.

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund's average daily net assets.

Effective September 1, 2004, MFS has agreed to a voluntary reduction in its management fee to an annual rate of 0.70% on net assets in excess of $3.0 billion. This fee reduction arrangement may only be changed with approval by the Board of Trustees which oversees the fund.

The fund pays compensation to its Independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for retired Independent Trustees and an unfunded retirement benefit deferral plan for current Independent Trustees. Included in Trustees' compensation is a net increase of $1,309 as a result of the change in the fund's unfunded retirement benefit deferral plan for certain current Independent Trustees and a pension expense of $2,903 for retired Independent Trustees for the year ended August 31, 2004.

The MFS funds, including this fund, have entered into a services agreement (the "Agreement") which provides for payment of fees by the MFS funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the MFS funds. The ICCO is an officer of the MFS funds and the sole member of Tarantino LLC. MFS has agreed to reimburse each of the MFS funds for a proportional share of substantially all of the payments made by the MFS funds to Tarantino LLC and also to provide office space and other administrative support and supplies to the ICCO. The MFS funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement.

The fund's investment adviser, MFS, has been the subject of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings Footnote. Pursuant to an SEC Order, on July 28, 2004, MFS transferred $1.00 in disgorgement and $50 million in penalty to the SEC (the "Payments"). A plan for distribution of these Payments has been submitted to the SEC. Contemporaneous with the transfer, the fund accrued an estimate of the amount to be received upon final approval of the plan of distribution. The non- recurring accrual in the amount of $398,175 did not have a material impact on the net asset value per share based on the shares outstanding on the day the proceeds were recorded.

ADMINISTRATOR - MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to certain funds for which MFS acts as investment advisor. Under an administrative services agreement between the funds and MFS, MFS is entitled to partial reimbursement of the costs MFS incurs to provide these services, subject to review and approval by the Board of Trustees. Each fund is allocated a portion of these administrative costs based on its size and relative average net assets. Prior to April 1, 2004, the fund paid MFS an administrative fee up to the following annual percentage rates of the fund's average daily net assets:

          First $2 billion                                   0.0175%
          ----------------------------------------------------------
          Next $2.5 billion                                  0.0130%
          ----------------------------------------------------------
          Next $2.5 billion                                  0.0005%
          ----------------------------------------------------------
          In excess of $7 billion                            0.0000%
          ----------------------------------------------------------

Effective April 1, 2004, the fund paid MFS an administrative fee up to the following annual percentage rates of the fund's average daily net assets:

          First $2 billion                                  0.01120%
          ----------------------------------------------------------
          Next $2.5 billion                                 0.00832%
          ----------------------------------------------------------
          Next $2.5 billion                                 0.00032%
          ----------------------------------------------------------
          In excess of $7 billion                           0.00000%
          ----------------------------------------------------------

For the year ended August 31, 2004, the fund paid MFS $172,909, equivalent to 0.0082% of average daily net assets, to partially reimburse MFS for the costs of providing administrative services.

In addition to the administrative services provided by MFS to the fund as described above, MFS is responsible for providing certain administrative services with respect to Class R2 shares. These services include various administrative, recordkeeping, and communication/educational services with respect to the retirement plans which invest in Class R2 shares, and may be provided directly by MFS or by a third party. The fund pays an annual 0.25% administrative service fee solely from the assets of Class R2 shares to MFS for the provision of these services.

DISTRIBUTOR - MFD, a wholly owned subsidiary of MFS, as distributor, received $136,002 and $1,225 for the year ended August 31, 2004, as its portion of the sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Trustees have adopted a distribution plan for Class A, Class B, Class C, Class J, Class R1, Class R2, Class 529A, Class 529B, and Class 529C shares pursuant to rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD an annual percentage of its average daily net assets attributable to certain share classes in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD based on the average daily net assets of accounts attributable to such dealers. The fees are calculated based on each class' average daily net assets. The maximum distribution and service fees for each class of shares are as follows:

                                         CLASS A         CLASS B         CLASS C        CLASS R1        CLASS R2

Distribution Fee                           0.10%           0.75%           0.75%           0.25%           0.25%
----------------------------------------------------------------------------------------------------------------
Service Fee                                0.25%           0.25%           0.25%           0.25%           0.25%
----------------------------------------------------------------------------------------------------------------
Total Distribution Plan                    0.35%           1.00%           1.00%           0.50%           0.50%
----------------------------------------------------------------------------------------------------------------

                                      CLASS 529A      CLASS 529B      CLASS 529C

Distribution Fee                           0.25%           0.75%           0.75%
----------------------------------------------------------------------------------------------------------------
Service Fee                                0.25%           0.25%           0.25%
----------------------------------------------------------------------------------------------------------------
Total Distribution Plan                    0.50%           1.00%           1.00%
----------------------------------------------------------------------------------------------------------------

Fees  incurred  under  the  distribution plan during the year ended August 31, 2004 were as follows:

                                         CLASS A         CLASS B         CLASS C        CLASS R1        CLASS R2

Effective Annual Percentage
Rates                                      0.25%           1.00%           1.00%           0.50%           0.50%
----------------------------------------------------------------------------------------------------------------

                                      CLASS 529A      CLASS 529B      CLASS 529C

Effective Annual Percentage Rates          0.35%           1.00%           1.00%
----------------------------------------------------------------------------------------------------------------

MFD retains the service fee for accounts not attributable to a securities dealer, which for the year ended
August 31, 2004 amounted to:

                                         CLASS A         CLASS B         CLASS C        CLASS R1        CLASS R2

Service Fee Retained by MFD              $98,955          $4,289          $4,166             $10             $14
----------------------------------------------------------------------------------------------------------------

                                      CLASS 529A      CLASS 529B      CLASS 529C

Service Fee Retained by MFD                 $269             $14             $60
----------------------------------------------------------------------------------------------------------------

Payment of the 0.10% per annum Class A distribution fee will be implemented on such date as the Trustees of the Trust may determine. Payment of the 0.15% per annum portion of the Class 529A distribution fee that is not currently being charged will be implemented on such date as the Trustees of the Trust may determine. The Class A service fee is currently being waived.

Certain Class A, Class C and Class 529C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within, for Class A shares, 12 months following the purchase, and, for Class C and Class 529C shares, the first year from the end of the calendar month of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B and Class 529B shares in the event of a shareholder redemption within six years from the end of the calendar month of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended August 31, 2004 were as follows:

                                         CLASS A         CLASS B         CLASS C      CLASS 529B      CLASS 529C
Contingent Deferred Sales
Charges Imposed                          $79,458      $1,248,283         $14,810             $--             $--
------------------------------------------------------------------------------------------------------------------

The fund has and may from time to time enter into contracts with program managers and other parties that administer the tuition programs through which an investment in the fund's 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.35% from the fund based solely upon the value of the fund's 529 share classes attributable to tuition programs to which MFD, or a third party which contracts with MFD, provides administrative services. The current fee has been established at 0.25% annually of average net assets of the fund's 529 share classes attributable to such programs. The fee may only be increased with the approval of the board of trustees that oversees the fund. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program's compliance with the Internal Revenue Code and other regulatory requirements.

SHAREHOLDER SERVICING AGENT - Included in shareholder servicing costs is a fee paid to MFSC, a wholly owned subsidiary of MFS, for its services as shareholder servicing agent. The fee, which is calculated as a percentage of the fund's average daily net assets is set periodically under the supervision of the fund's Trustees. Prior to April 1, 2004, the fee was set at 0.11% of the fund's average daily net assets. For the period April 1, 2004 through June 30, 2004, the fee was set at 0.10% of the fund's average daily net assets. Effective July 1, 2004, the fund is charged up to 0.0861% of its average daily net assets. For the year ended August 31, 2004, the fund paid MFSC a fee of $2,168,632 for shareholder services which equated to 0.1026% of the fund's average daily net assets. Also included in shareholder servicing costs are out-of-pocket expenses, paid to MFSC, which amounted to $941,180 for the year ended August 31, 2004, as well as other expenses paid to unaffiliated vendors.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $1,932,441,562 and $2,003,346,736, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

          Aggregate cost                             $2,249,507,136
          ----------------------------------------------------------
          Gross unrealized appreciation                $264,703,135
          ----------------------------------------------------------
          Gross unrealized depreciation                (153,676,554)
          ----------------------------------------------------------
          Net unrealized appreciation                  $111,026,581
          ----------------------------------------------------------

(5) SHARES OF BENEFICIAL INTEREST

The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                       Year ended 8/31/04                     Year ended 8/31/03
                                   SHARES             AMOUNT             SHARES               AMOUNT

CLASS A SHARES

Shares sold                        66,091,057        $521,863,634        181,954,489        $1,088,392,317
-----------------------------------------------------------------------------------------------------------
Shares reacquired                 (81,105,255)       (644,213,231)      (185,042,807)       (1,097,881,697)
-----------------------------------------------------------------------------------------------------------
Net decrease                      (15,014,198)      $(122,349,597)        (3,088,318)          $(9,489,380)
-----------------------------------------------------------------------------------------------------------

CLASS B SHARES

Shares sold                        11,092,159         $84,650,131         15,210,068           $89,253,437
-----------------------------------------------------------------------------------------------------------
Shares reacquired                 (19,079,979)       (145,779,647)       (25,169,116)         (142,893,641)
-----------------------------------------------------------------------------------------------------------
Net decrease                       (7,987,820)       $(61,129,516)        (9,959,048)         $(53,640,204)
-----------------------------------------------------------------------------------------------------------

CLASS C SHARES

Shares sold                         3,635,552         $26,761,537          4,962,908           $28,338,955
-----------------------------------------------------------------------------------------------------------
Shares reacquired                  (8,549,423)        (63,882,026)       (12,223,323)          (67,806,795)
-----------------------------------------------------------------------------------------------------------
Net decrease                       (4,913,871)       $(37,120,489)        (7,260,415)         $(39,467,840)
-----------------------------------------------------------------------------------------------------------

CLASS I SHARES

Shares sold                        22,568,363        $179,754,382         13,641,327           $84,546,970
-----------------------------------------------------------------------------------------------------------
Shares reacquired                  (1,814,958)        (14,403,292)        (4,467,797)          (26,019,696)
-----------------------------------------------------------------------------------------------------------
Net increase                       20,753,406        $165,351,090          9,173,530           $58,527,274
-----------------------------------------------------------------------------------------------------------

                                       Year ended 8/31/04                    Period ended 8/31/03*
                                   SHARES             AMOUNT             SHARES               AMOUNT

CLASS R1 SHARES

Shares sold                           819,371          $6,492,434            622,456            $3,714,458
-----------------------------------------------------------------------------------------------------------
Shares reacquired                    (408,142)         (3,346,275)          (347,848)           (2,127,496)
-----------------------------------------------------------------------------------------------------------
Net increase                          411,228          $3,146,159            274,608            $1,586,962
-----------------------------------------------------------------------------------------------------------

                                     Period ended 8/31/04**
                                   SHARES             AMOUNT

CLASS R2 SHARES

Shares sold                            55,933            $447,796
--------------------------------------------------------------------
Shares reacquired                     (14,328)           (106,604)
--------------------------------------------------------------------
Net increase                           41,605            $341,192
--------------------------------------------------------------------

                                       Year ended 8/31/04                     Year ended 8/31/03
                                   SHARES             AMOUNT             SHARES               AMOUNT

CLASS 529A SHARES

Shares sold                            30,617            $242,775             15,744               $95,696
-----------------------------------------------------------------------------------------------------------
Shares reacquired                      (1,509)            (11,840)               (39)                 (227)
-----------------------------------------------------------------------------------------------------------
Net increase                           29,109            $230,935             15,705               $95,469
-----------------------------------------------------------------------------------------------------------

CLASS 529B SHARES

Shares sold                            10,337             $78,249              6,850               $39,495
-----------------------------------------------------------------------------------------------------------
Shares reacquired                        (290)             (2,127)               (54)                 (302)
-----------------------------------------------------------------------------------------------------------
Net increase                           10,047             $76,122              6,796               $39,193
-----------------------------------------------------------------------------------------------------------

CLASS 529C SHARES

Shares sold                            14,060            $104,096             11,441               $64,339
-----------------------------------------------------------------------------------------------------------
Shares reacquired                        (499)             (3,664)               (39)                 (212)
-----------------------------------------------------------------------------------------------------------
Net increase                           13,561            $100,432             11,402               $64,127
-----------------------------------------------------------------------------------------------------------
 * For the period from the inception of Class R1 shares, December 31, 2002, through August 31, 2003.
** For the period from the inception of Class R2 shares, October 31, 2003, through August 31, 2004.

(6) LINE OF CREDIT

The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve fund's rate plus 0.50%. In addition, a commitment fee, based on the average daily, unused portion of the line of credit, is allocated among the participating funds at the end of each calendar quarter. The commitment fee allocated to the fund for the year ended August 31, 2004 was $10,597, and is included in miscellaneous expense. The fund had no significant borrowings during the year ended August 31, 2004.

(7) RESTRICTED SECURITIES

The fund may invest not more than 15% of its total assets in securities that are subject to legal or contractual restrictions on resale. At August 31, 2004, the fund owned the following restricted securities, excluding securities issued under Rule 144A, constituting 0.2% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith at the direction of the Trustees.

                               DATE OF
DESCRIPTION                ACQUISITION      SHARES           COST         VALUE

Aber Diamond Corp.             1/14/04     101,400     $3,921,525    $3,222,049
-------------------------------------------------------------------------------

(8) LEGAL PROCEEDINGS

On March 31, 2004, MFS settled an administrative proceeding with the Securities and Exchange Commission ("SEC") regarding disclosure of brokerage allocation practices in connection with MFS fund sales (the term "MFS funds" means the open-end registered management investment companies sponsored by MFS). Under the terms of the settlement, in which MFS neither admitted nor denied any wrongdoing, MFS agreed to pay (one dollar) $1.00 in disgorgement and $50 million in penalty to certain MFS funds, pursuant to a plan developed by an independent distribution consultant. The brokerage allocation practices which were the subject of this proceeding were discontinued by MFS in November 2003. The agreement with the SEC is reflected in an order of the SEC. Pursuant to the SEC order, on July 28, 2004, MFS transferred these settlement amounts to the SEC, and those MFS funds entitled to these settlement amounts accrued an estimate of their pro rata portion of these amounts. Once the final distribution plan is approved by the SEC, these amounts will be distributed by the SEC to the affected MFS funds. The SEC settlement order states that MFS failed to adequately disclose to the Boards of Trustees and to shareholders of the MFS funds the specifics of its preferred arrangements with certain brokerage firms selling MFS fund shares. The SEC settlement order states that MFS had in place policies designed to obtain best execution of all MFS fund trades. As part of the settlement, MFS retained an independent compliance consultant to review the completeness of its current policies and practices regarding disclosure to MFS fund trustees and to MFS fund shareholders of strategic alliances between MFS or its affiliates and broker-dealers and other financial advisers who support the sale of MFS fund shares.

In addition, in February, 2004, MFS reached agreement with the SEC, the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of New Hampshire ("NH") to settle administrative proceedings alleging false and misleading information in certain MFS retail fund prospectuses regarding market timing and related matters (the "February Settlements"). These regulators alleged that prospectus language for certain MFS retail funds was false and misleading because, although the prospectuses for those funds in the regulators' view indicated that the MFS funds prohibited market timing, MFS did not limit trading activity in 11 domestic large cap stock, high grade bond and money market funds. MFS' former Chief Executive Officer, John W. Ballen, and former President, Kevin R. Parke, also reached agreement with the SEC in which they agreed to, among other terms, monetary fines and temporary suspensions from association with any investment adviser or registered investment company. Messrs. Ballen and Parke have resigned their positions with, and will not be returning to, MFS and the MFS funds. Under the terms of the February Settlements, MFS and the executives neither admit nor deny wrongdoing.

Under the terms of the February Settlements, a $225 million pool has been established for distribution to shareholders in certain MFS retail funds, which has been funded by MFS and of which $50 million is characterized as a penalty. This pool will be distributed in accordance with a methodology developed by an independent distribution consultant in consultation with MFS and the Board of Trustees of the MFS retail funds, and acceptable to the SEC. MFS has further agreed with NYAG to reduce its management fees in the aggregate amount of approximately $25 million annually over the next five years, and not to increase certain management fees during this period. MFS has also paid an administrative fine to NH in the amount of $1 million, which will be used for investor education purposes (NH retained $250,000 and $750,000 was contributed to the North American Securities Administrators Association's Investor Protection Trust). In addition, under the terms of the February Settlements, MFS is in the process of adopting certain governance changes and reviewing its policies and procedures.

Since December 2003, MFS, Sun Life Financial Inc., various MFS funds, the Trustees of these MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the MFS funds during specified periods, as class actions on behalf of participants in certain retirement plan accounts, or as derivative actions on behalf of the MFS funds. The lawsuits relating to market timing and related matters have been transferred to, and consolidated before, the United States District Court for the District of Maryland, as part of a multi-district litigation of market timing and related claims involving several other fund complexes (In re Mutual Funds Investment Litigation (Alger, Columbia, Janus, MFS, One Group, Putnam, PIMCO), No. 1:04-md-15863 (transfer began March 19, 2004)). Four lawsuits alleging improper brokerage allocation practices and excessive compensation are pending in the United States District Court for the District of Massachusetts (Forsythe v. Sun Life Financial Inc., et al., No. 04cv10584 (GAO) (March 25,
2004); Eddings v. Sun Life Financial Inc., et al., No. 04cv10764 (GAO) (April 15, 2004); Marcus Dumond, et al. v. Massachusetts Financial Servs. Co., et al., No. 04cv11458 (GAO) (May 4, 2004); and Koslow v. Sun Life Financial Inc., et al., No. 04cv11019 (GAO) (May 20, 2004)). The lawsuits generally allege that some or all of the defendants (i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS' internal policies concerning market timing and such matters, and received excessive compensation as fiduciaries to the MFS funds, or (ii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of MFS fund shares and inadequately disclosed MFS' use of fund assets in this manner. The actions assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law. The lawsuits seek unspecified damages. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the MFS funds. The defendants are reviewing the allegations of the multiple complaints and will respond appropriately. Additional lawsuits based on similar allegations may be filed in the future.

Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against MFS, the MFS funds, or any other named defendant. As noted above, as part of the regulatory settlements, MFS has established a restitution pool in the amount of $225 million to compensate certain shareholders of the MFS retail funds for damages that they allegedly sustained as a result of market timing or late trading in certain of the MFS retail funds, and transferred $50 million for distribution to affected MFS funds to compensate those funds based upon the amount of brokerage commissions allocated in recognition of MFS fund sales. It is not clear whether these amounts will be sufficient to compensate shareholders for all of the damage they allegedly sustained, whether certain shareholders or putative class members may have additional claims to compensation, or whether the damages that may be awarded in any of the actions will exceed these amounts. In the event the MFS funds incur any losses, costs or expenses in connection with such lawsuits, the Boards of Trustees of the affected MFS funds may pursue claims on behalf of such funds against any party that may have liability to the funds in respect thereof.

Review of these matters by the independent Trustees of the MFS funds and their counsel is continuing. There can be no assurance that these regulatory actions and lawsuits, or the adverse publicity associated with these developments, will not result in increased fund redemptions, reduced sales of fund shares, or other adverse consequences to the MFS funds.

-------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
-------------------------------------------------------------------------------


To the Trustees of MFS Series Trust IV and the Shareholders of
MFS Mid Cap Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Mid Cap Growth Fund (one of the series comprising MFS Series Trust IV) (the "Trust") as of August 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of MFS Mid Cap Growth Fund as of August 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
October 25, 2004

------------------------------------------------------------------------------------------------------
TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND
------------------------------------------------------------------------------------------------------
The Trustees and officers of the Trust, as of October 10, 2004, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)
The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

                                                                        PRINCIPAL OCCUPATIONS & OTHER
                                POSITION(s) HELD     TRUSTEE/OFFICER       DIRECTORSHIPS(2) DURING
NAME, DATE OF BIRTH                WITH FUND             SINCE(1)            THE PAST FIVE YEARS
-------------------             ----------------     ---------------    -----------------------------
INTERESTED TRUSTEES
Robert J. Manning(3)          Trustee and           February 2004       Massachusetts Financial
(born 10/20/63)               President                                 Services Company, Chief
                                                                        Executive Officer, President,
                                                                        Chief Investment Officer and
                                                                        Director

Robert C. Pozen(3)            Trustee               February 2004       Massachusetts Financial
(born 08/08/46)                                                         Services Company, Chairman
                                                                        (since February 2004);
                                                                        Harvard Law School
                                                                        (education), John Olin
                                                                        Visiting Professor (since
                                                                        July 2002); Secretary of
                                                                        Economic Affairs, The
                                                                        Commonwealth of Massachusetts
                                                                        (January 2002 to December
                                                                        2002); Fidelity Investments,
                                                                        Vice Chairman (June 2000 to
                                                                        December 2001); Fidelity
                                                                        Management & Research Company
                                                                        (investment adviser),
                                                                        President (March 1997 to July
                                                                        2001); The Bank of New York
                                                                        (financial services),
                                                                        Director; Bell Canada
                                                                        Enterprises
                                                                        (telecommunications),
                                                                        Director; Telesat (satellite
                                                                        communications), Director

INDEPENDENT TRUSTEES
J. Atwood Ives                Trustee and Chair of  February 1992       Private investor; Eastern
(born 05/01/36)               Trustees                                  Enterprises (diversified
                                                                        services company), Chairman,
                                                                        Trustee and Chief Executive
                                                                        Officer (until November 2000)

Lawrence H. Cohn, M.D.        Trustee               August 1993         Brigham and Women's Hospital,
(born 03/11/37)                                                         Chief of Cardiac Surgery;
                                                                        Harvard Medical School,
                                                                        Professor of Surgery

David H. Gunning              Trustee               January 2004        Cleveland-Cliffs Inc. (mining
(born 05/30/42)                                                         products and service
                                                                        provider), Vice Chairman/
                                                                        Director (since April 2001);
                                                                        Encinitos Ventures (private
                                                                        investment company),
                                                                        Principal (1997 to April
                                                                        2001); Lincoln Electric
                                                                        Holdings, Inc. (welding
                                                                        equipment manufacturer),
                                                                        Director; Southwest Gas
                                                                        Corporation (natural gas
                                                                        distribution company),
                                                                        Director

William R. Gutow              Trustee               December 1993       Private investor and real
(born 09/27/41)                                                         estate consultant; Capitol
                                                                        Entertainment Management
                                                                        Company (video franchise),
                                                                        Vice Chairman

Amy B. Lane                   Trustee               January 2004        Retired; Merrill Lynch & Co.,
(born 02/08/53)                                                         Inc., Managing Director,
                                                                        Investment Banking Group
                                                                        (1997 to February 2001);
                                                                        Borders Group, Inc. (book and
                                                                        music retailer), Director;
                                                                        Federal Realty Investment
                                                                        Trust (real estate investment
                                                                        trust), Trustee

Lawrence T. Perera            Trustee               July 1981           Hemenway & Barnes
(born 06/23/35)                                                         (attorneys), Partner

William J. Poorvu             Trustee               August 1982         Private investor; Harvard
(born 04/10/35)                                                         University Graduate School of
                                                                        Business Administration,
                                                                        Class of 1961 Adjunct
                                                                        Professor in Entrepreneurship
                                                                        Emeritus; CBL & Associates
                                                                        Properties, Inc. (real estate
                                                                        investment trust), Director

J. Dale Sherratt              Trustee               August 1993         Insight Resources, Inc.
(born 09/23/38)                                                         (acquisition planning
                                                                        specialists), President;
                                                                        Wellfleet Investments
                                                                        (investor in health care
                                                                        companies), Managing General
                                                                        Partner (since 1993);
                                                                        Cambridge Nutraceuticals
                                                                        (professional nutritional
                                                                        products),   Chief  Executive
                                                                        Officer (until May 2001)

Elaine R. Smith               Trustee               February 1992       Independent health care
(born 04/25/46)                                                         industry consultant

OFFICERS
Robert J. Manning(3)          President and         February 2004       Massachusetts Financial
(born 10/20/63)               Trustee                                   Services Company, Chief
                                                                        Executive Officer, President,
                                                                        Chief Investment Officer and
                                                                        Director

James R. Bordewick, Jr.(3)    Assistant Secretary   September 1990      Massachusetts Financial
(born 03/06/59)               and Assistant Clerk                       Services Company, Senior Vice
                                                                        President and Associate
                                                                        General Counsel

Jeffrey N. Carp(3)            Secretary and Clerk   September 2004      Massachusetts Financial
(born 12/01/56)                                                         Services Company, Senior Vice
                                                                        President, General Counsel
                                                                        and Secretary (since April
                                                                        2004); Hale and Dorr LLP (law
                                                                        firm) (prior to April 2004)

James F. DesMarais(3)         Assistant Secretary   September 2004      Massachusetts Financial
(born 03/09/61)               and Assistant Clerk                       Services Company, Assistant
                                                                        General Counsel

Stephanie A. DeSisto(3)       Assistant Treasurer   May 2003            Massachusetts Financial
(born 10/01/53)                                                         Services Company, Vice
                                                                        President (since April 2003);
                                                                        Brown Brothers Harriman &
                                                                        Co., Senior Vice President
                                                                        (November 2002 to April
                                                                        2003); ING Groep N.V./Aeltus
                                                                        Investment Management, Senior
                                                                        Vice President (prior to
                                                                        November 2002)

Robert R. Flaherty(3)         Assistant Treasurer   August 2000         Massachusetts Financial
(born 09/18/63)                                                         Services Company, Vice
                                                                        President (since August
                                                                        2000); UAM Fund Services,
                                                                        Senior Vice President (prior
                                                                        to August 2000)

Richard M. Hisey(3)           Treasurer             August 2002         Massachusetts Financial
(born 08/29/58)                                                         Services Company, Senior Vice
                                                                        President (since July 2002);
                                                                        The Bank of New York, Senior
                                                                        Vice President (September
                                                                        2000 to July 2002); Lexington
                                                                        Global Asset Managers, Inc.,
                                                                        Executive Vice President and
                                                                        Chief Financial Officer
                                                                        (prior to September 2000);
                                                                        Lexington Funds, Chief
                                                                        Financial Officer (prior to
                                                                        September 2000)

Brian T. Hourihan(3)          Assistant Secretary   September 2004      Massachusetts Financial
(born 11/11/64)               and Assistant Clerk                       Services Company, Vice
                                                                        President, Senior Counsel and
                                                                        Assistant Secretary (since
                                                                        June 2004); Affiliated
                                                                        Managers Group, Inc., Chief
                                                                        Legal Officer/Centralized
                                                                        Compliance Program (January
                                                                        to April 2004); Fidelity
                                                                        Research & Management
                                                                        Company, Assistant General
                                                                        Counsel (prior to January
                                                                        2004)

Ellen Moynihan(3)             Assistant Treasurer   April 1997          Massachusetts Financial
(born 11/13/57)                                                         Services Company, Vice
                                                                        President

Frank L. Tarantino            Independent Chief     June 2004           Tarantino LLC (provider of
(born 03/07/44)               Compliance Officer                        compliance services),
                                                                        Principal (since June 2004);
                                                                        CRA Business Strategies Group
                                                                        (consulting services),
                                                                        Executive Vice President
                                                                        (April 2003 to June 2004);
                                                                        David L. Babson & Co.
                                                                        (investment adviser),
                                                                        Managing Director, Chief
                                                                        Administrative Officer and
                                                                        Director (February 1997 to
                                                                        March 2003)

James O. Yost(3)              Assistant Treasurer   September 1990      Massachusetts Financial
(born 06/12/60)                                                         Services Company, Senior Vice
                                                                        President
----------------
(1) Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(2) Directorships or trusteeships of companies required to report to the Securities and Exchange
    Commission (i.e., "public companies").
(3) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principle federal law governing investment companies like the fund. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. The Trust will hold a Shareholders' meeting in 2005 and at least once every five years thereafter to elect Trustees. Each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which
MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 102 funds within the MFS Family of
Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.
-----------------------------------------------------------------------------------------------------

INVESTMENT ADVISER                                      CUSTODIANS
Massachusetts Financial Services Company                State Street Bank and Trust Company
500 Boylston Street, Boston, MA  02116-3741             225 Franklin Street, Boston, MA 02110

                                                        JP Morgan Chase Bank
DISTRIBUTOR                                             One Chase Manhattan Plaza
MFS Fund Distributors, Inc.                             New York, NY 10081
500 Boylston Street, Boston, MA  02116-3741
                                                        INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PORTFOLIO MANAGERS                                      Deloitte & Touche LLP
Eric B. Fischman                                        200 Berkeley Street, Boston, MA 02116
Camille H. Lee
David E. Sette-Ducati

QUARTERLY PORTFOLIO DISCLOSURE
Beginning with the fund's first and third fiscal quarters following this report, the fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for
the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q may be reviewed and copied at the:

  Public Reference Room
  Securities and Exchange Commission
  Washington, D.C. 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling the Commission at
1-800-SEC-0330. The fund's Form N-Q is available on the EDGAR database on the Commission's Internet website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at www.mfs.com.

--------------------------------------------------------------------------------
MONEY MANAGEMENT FOR ALL TYPES OF INVESTORS
--------------------------------------------------------------------------------

YOUR GOALS ARE IMPORTANT

MFS offers a complete range of investments and investment services to address specific financial needs over time. When your investing goals change, you can easily stay with MFS for the products you need, when you need them. Whether you're investing for college or retirement expenses or for tax management or estate planning, MFS will be there.

Ask your investment professional how MFS can help you move toward the goals you've set.

            MFS FAMILY OF FUNDS(R)

            More than 50 portfolios offer domestic and international equity and fixed-income investments across the full risk spectrum

            VARIABLE ANNUITIES

            A selection of annuity products with advantages for building and preserving wealth

            MFS 401(k) AND IRA SUITES

            Retirement plans for businesses and individuals

            MFS COLLEGE SAVINGS PLANS

            Investment products to help meet education expenses

            MFS PRIVATE PORTFOLIO SERVICES

            Investment advisory services that provide custom products for high-net-worth individuals

Variable annuities are offered through MFS/Sun Life Financial Distributors,
Inc.

------------------------------------------------------------------------------

FEDERAL TAX INFORMATION (UNAUDITED)

In January 2005, shareholders will be mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 2004.

The fund has the option to use equalization, which is a tax basis dividends paid deduction from earnings and profits distributed to shareholders upon redemption of shares.

--------------------------------------------------------------------------------

CONTACT INFORMATION

INVESTOR INFORMATION

For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free: 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.

A general description of the MFS funds' proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC's Web site at http://www.sec. gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

INVESTOR SERVICE

Write to us at: MFS Service Center, Inc.
                P.O. Box 55824
                Boston, MA 02205-5824

Type of Information            Phone number           Hours, Eastern Time
--------------------------------------------------------------------------------
General information            1-800-225-2606         8 a.m. to 8 p.m., any
                                                      business day
--------------------------------------------------------------------------------
Speech- or hearing-impaired    1-800-637-6576         9 a.m. to 5 p.m., any
                                                      business day
--------------------------------------------------------------------------------
Shares prices, account         1-800-MFS-TALK
balances exchanges             (1-800-637-8255)       24 hours a day, 365 days a
or stock and bond outlooks     touch-tone required    year
--------------------------------------------------------------------------------

WORLD WIDE WEB

Go to MFS.COM for a clear view of market events, investor education, account access, and product and performance insights.

Go paperless with EDELIVERY: Join your fellow shareholders who are already taking advantage of this great new benefit from MFS. With eDelivery, we send you prospectuses, reports, and proxies electronically. You get timely information without mailbox clutter (and help your fund save printing and postage costs).

SIGN-UP instructions: If your account is registered with us, go to mfs.com, log in to your account via MFS Access, and select the eDelivery sign up options.

If you own your MFS fund shares through a financial institution or through a retirement plan, MFS TALK, MFS Access, and eDelivery may not be available to you.

[logo] M F S(R)
INVESTMENT MANAGEMENT

(C) 2004 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                            OTC-ANN-10/04 185M

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in the instructions to Form N-CSR that applies to the Registrant's principal executive officer and principal financial and accounting officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Mr. J. Atwood Ives and Ms. Amy B. Lane, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of "audit committee financial expert" as such term is defined in the instructions to Form N-CSR. In addition, Mr. Ives and Ms. Lane are "independent" members of the Audit Committee as defined in the instructions to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

ITEMS 4(A) THROUGH 4(D) AND 4(G):
The Board of Trustees has appointed Deloitte & Touche LLP ("Deloitte") to serve as independent accountants to the Registrant ("Funds"). In addition, Deloitte may provide non-audit related services to the Funds and/or to the Funds' investment adviser, Massachusetts Financial Services Company ("MFS") and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds ("MFS Related Entities").

For the fiscal years ended August 31, 2004 and 2003, audit fees billed to the Funds by Deloitte were as follows:

                                                    Registrant's
                                                    Audit Fees
       Fees billed by Deloitte:                       2004       2003
                                                      ----       ----
            MFS Government Money Market Fund       $18,700    $18,000
            MFS Money Market Fund                   18,700     18,000
            MFS Mid Cap Growth Fund                 30,800     29,200
            MFS Municipal Bond Fund                 35,615     34,310
                                                  --------    -------
                       Total                      $103,815    $99,510

For the fiscal years ended August 31, 2004 and 2003, fees billed by Deloitte for audit-related, tax and other services provided to the Funds, MFS and MFS Related Entities were as follows:

                                                                                                         Total
                                   Audit-Related Fees(1)      Tax Fees(2)       All Other Fees(3)     Non-Audit Fees

                                        2004       2003      2004      2003      2004      2003       2004      2003
                                        ----       ----      ----      ----      ----      ----       ----      ----
Fees billed by Deloitte:
MFS Government Money Market Fund          $0         $0    $3,400    $2,600        $0         $0     $3,400     $2,600
MFS Money Market Fund                      0          0     3,400     2,600         0          0      3,400      2,600
MFS Mid Cap Growth Fund                    0          0     5,600     4,000         0          0      5,600      4,000
MFS Municipal Bond Fund                    0          0     5,000     4,000         0          0      5,000      4,000
                                    --------   --------   -------   -------   -------   --------   --------   --------
    TOTAL FEES BILLED BY DELOITTE         $0         $0   $17,400   $13,200        $0         $0    $17,400    $13,200
To MFS and MFS Related Entities      759,500    181,500    35,000    37,629    96,815    133,933    891,315    353,062
                                    --------   --------   -------   -------   -------   --------   --------   --------
       TOTAL FEES BILLED            $759,500   $181,500   $52,400   $50,829   $96,815   $133,933   $908,715   $366,262
                                    --------   --------   -------   -------   -------   --------   --------   --------

(1) There were no Audit-Related services provided to the Funds by Deloitte for the fiscal years ended August 31, 2004 and 2003. Audit-Related Fees billed by Deloitte to MFS and MFS Related Entities includes fees for internal control reviews.
(2) Fees included in the Tax Fees category comprise all services performed by professional staff in the independent accountant's tax division except those services related to the audit. This category includes fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, and tax advice related to income recognition and distribution policies.
(3) All Other Fees include fees for services related to financial information system implementation, consultation on internal cost allocations, consultation on allocation of monies pursuant to an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, and analysis of certain portfolio holdings verses investment styles.

ITEM 4(E)(1):
Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

         Pre-approval is needed for all planned and anticipated audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and/or financial reporting of the Registrant. In the event such services arise between regular meetings of the Audit Committee and it is not practical to seek pre-approval at the next regular meeting of the Audit Committee, such services may be referred to the Chair of the Audit Committee for approval; provided that, the Chair may not approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

ITEM 4(E)(2):
None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Funds and MFS and MFS Related Entities disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) or (c)(7)(ii) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit review or attest services, if certain conditions are satisfied).

ITEM 4(f):  Not applicable.

ITEM 4(h): Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

A schedule of investments for each series of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to Registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Board of Trustees of the Registrant has adopted procedures by which shareholders may send communications, including recommendations for nominees to the Registrant's Board, to the Board. Shareholders may mail written communications to the Board to the attention of the Board of Trustees, MFS Series Trust IV, Massachusetts Financial Services Company, 500 Boylston Street, Boston, MA 02116, c/o Frank Tarantino, Independent Chief Compliance Officer of the Fund. Shareholder communications must (i) be in writing and be signed by the shareholder, (ii) identify the series of the Registrant to which they relate, and (iii) identify the class and number of shares held by the shareholder.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a -3(c) under the Act) as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

    (1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

    (2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST IV


By (Signature and Title)*      ROBERT J. MANNING
                               ------------------------------------------------
                               Robert J. Manning, President

Date: October 25, 2004
      ----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*      ROBERT J. MANNING
                               ------------------------------------------------
                               Robert J. Manning, President
                               (Principal Executive Officer)

Date: October 25, 2004
      ----------------


By (Signature and Title)*      RICHARD M. HISEY
                               ------------------------------------------------
                               Richard M. Hisey, Treasurer (Principal Financial
                               Officer and Accounting Officer)

Date: October 25, 2004
      ----------------


* Print name and title of each signing officer under his or her signature.